Fidelity®

Intermediate Bond

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond	7.36%	40.15%	94.28%
LB Int Govt/Credit Bond	7.18%	41.40%	96.14%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	34.52%	80.98%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® Intermediate Government/Credit Bond Index - a market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 133 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Intermediate Bond	7.36%	6.98%	6.87%
LB Int Govt/Credit Bond	7.18%	7.17%	6.97%
Short-Intermediate Investment Grade Debt Funds Average	5.41%	6.10%	6.10%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,428 - a 94.28% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Credit Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,614 - a 96.14% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended April 30,
	2002	2001	2000	1999	1998
Dividend returns	5.58%	6.90%	6.17%	6.13%	6.69%
Capital returns	1.78%	4.76%	-4.73%	-0.10%	2.01%
Total returns	7.36%	11.66%	1.44%	6.03%	8.70%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.36¢	26.44¢	55.22¢
Annualized dividend rate	5.16%	5.16%	5.36%
30-day annualized yield	4.94%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.28 over the past one month, $10.33 over the past six months and $10.31 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

For the 12-month period that ended April 30, 2002, nearly all major investment-grade bond indexes - from spread sector benchmarks to government bond performance measures - recorded similar gains. In fact, of the five benchmarks to be addressed, less than one percentage point separated the top and bottom performers. Overall during the past year, the taxable-bond market advanced 7.84%, as measured by the Lehman Brothers® Aggregate Bond Index. Within the aggregate, mortgage securities offered the highest return, based on the 8.25% gain of the Lehman Brothers Mortgage-Backed Securities Index. At the other end of the spectrum, the Lehman Brothers Treasury Bond Index's return of 7.29% only marginally trailed mortgage bond performance. In between, the Lehman Brothers U.S. Agency and Credit Bond indexes were up 7.89% and 7.45%, respectively. In general, bonds performed better in the first half of the period than in the second. Early on, fixed-income securities offered relative stability amid the equity market turmoil, plunging economy and, later, the shock of the 9/11 tragedy. But shortly after that event, the economic outlook began to brighten, stocks rebounded - albeit sporadically - and the Federal Reserve Board switched out of its easing mode. In response, bonds gave up some of their gains in the latter half of the one-year period.

(Portfolio Manager photograph)
An interview with Ford O'Neil, Portfolio Manager of Fidelity Intermediate Bond Fund

Q. How did the fund perform, Ford?

A. I'm quite pleased with our results. For the 12 months that ended April 30, 2002, the fund returned 7.36%, outpacing the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 7.18%, and the short-intermediate investment grade debt funds average tracked by Lipper Inc., which returned 5.41%.

Q. What factors drove the fund's performance during the past year?

A. Despite generally volatile interest rate and stock market conditions, investment grade bonds fared well, as the Federal Reserve Board aggressively reduced short-term interest rates in an effort to revive the economy. Against this positive backdrop, favorable sector allocation proved critical to the fund's success relative to its benchmarks. The fund was rewarded for my continued emphasis on higher-yielding spread sectors, namely corporate bonds and mortgage securities, which outperformed Treasuries during the period. Strong security selection within these groups further bolstered relative performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was behind the fund's sector positioning?

A. Given the higher-than-average volatility in the corporate market - due to scores of rating agency downgrades, company-specific management concerns and accounting issues - I became more conservative. As a result, I reduced our overweighting in corporates and added exposure to high-quality mortgage and asset-backed securities - groups not represented in the index - that were trading at very attractive yield spread levels relative to Treasuries and government agency issues. Within the mortgage position, I focused on securities that were less vulnerable to prepayment activity, including newly issued current-coupon mortgages, commercial mortgage-backed securities and commercial mortgage obligations. This strategy proved wise, as declining mortgage rates triggered a massive wave of mortgage refinancing and mortgage security prepayment during the fall. The fund further benefited as the market stabilized early in 2002 as mortgage rates rose and dramatically slowed prepayments. Reduced volatility is a positive for mortgages, as cash flows become more predictable. All told, mortgages were by far the top-performing sector of the bond market during the period, which was a home run for us relative to the index.

Q. What about your strategy for corporates?

A. The corporate waters were never more treacherous, as evidenced by the countless number of downgrades that occurred during the period. Despite heightened credit risk, we still managed to post solid performance in the sector. Our holdings handily outperformed those of the index and helped us extend our lead over the Lipper peer average. During the past year, what you didn't own was often just as important as what you did own. That's where good credit analysis and diversification came into play, as we successfully avoided several prominent issuers in the index that experienced severe financial stress. While we weren't fully immune to troubled securities, we benefited from holding smaller positions in more securities, which helped reduce our risk exposure and limit our downside versus the index and many of our competitors. In terms of industry selection, underweighting industrial cyclicals helped, as this group struggled the most due to the challenging economic environment. The fund also benefited from my emphasis on strong-performing banks, which enjoyed rock-solid balance sheets, high quality of assets and no appreciable industry-wide credit problems. Finally, adding to the fund's positioning in Yankee bonds - dollar-denominated securities issued by foreign entities - primarily among Canadian and Mexican issuers was a defensive strategy that helped amid the volatility earlier in the period.

Q. What's your outlook?

A. With the economic recovery seemingly underway, I anticipate the Fed will likely begin to tighten interest rates at some point during the second half of 2002. This policy change should lead to a flattening of the front end of the yield curve, for which the fund is well-positioned. I may consider beginning to reduce our high-quality out-of-benchmark bets and begin to rotate into more aggressive corporate names as I feel more comfortable that the recovery is solidifying. Since it's still unclear which companies will come under pressure given that it appears to be a slower "U-shaped" recovery, I'll continue to stick with our process of doing substantial credit work before I own a security. Even more importantly, I'll keep the size of those positions small in absolute terms and relative to our competitors.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income by investing mainly in investment-grade debt securities while normally maintaining an average maturity between three and 10 years

Fund number: 032

Trading symbol: FTHRX

Start date: May 23, 1975

Size: as of April 30, 2002, more than $5.0 billion

Manager: Ford O'Neil, since 1998; co-manager, VIP: Asset Manager Portfolios, since 2001; manager, several Fidelity bond funds; joined Fidelity in 1990

3

Ford O'Neil discusses how bonds can do well amid rising interest rates:

"The Federal Reserve Board controls only one interest rate - the fed funds target rate - which is the rate banks charge each other for overnight loans. Therefore, all interest rates don't necessarily change in lockstep as the Fed changes rates, nor do they even have to move in the same direction. Simply put, rates don't always fall when the Fed is in an easing mode, and they don't always rise when the Fed is tightening. In 2001, the Fed reduced short-term interest rates 11 times for an unprecedented calendar-year decline of 475 basis points. However, since January of 2001, generic on-the-run 10-year Treasury yields are unchanged and long-term rates are actually higher. If you take a shorter time frame, such as the past six months, all rates across the entire yield curve rose during an easing campaign, a sign that the market often anticipates Fed activity. The slope of the yield curve also may dictate bond performance. Typically, the curve is rather steep toward the end of an easing cycle, which offers bond investors a significant yield advantage over money market instruments. While this yield advantage doesn't guarantee a long-term total return advantage, it may help cushion the portfolio in a rising interest-rate environment."

Annual Report

Investment Changes

Quality Diversification as of April 30, 2002
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa	41.6	40.4
Aa	8.4	9.8
A	22.3	21.7
Baa	21.6	22.2
Ba and Below	0.4	0.8
Not Rated	0.7	0.6

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Securities rated as Ba or below were rated investment grade by other nationally recognized rating agencies or assigned an investment grade rating at the time of acquisition by Fidelity.

Average Years to Maturity as of April 30, 2002
6 months ago
Years	5.5	5.7
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of April 30, 2002
6 months ago
Years	3.6	3.5

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Corporate Bonds 47.1%		Corporate Bonds 48.7%
	U.S. Government and Government Agency Obligations 25.9%		U.S. Government and Government Agency Obligations 26.3%
	Asset-Backed Securities 9.5%		Asset-Backed Securities 9.6%
	CMOs and Other Mortgage Related Securities 8.1%		CMOs and Other Mortgage Related Securities 7.0%
	Other Investments 3.2%		Other Investments 2.8%
	Short-Term Investments and Net Other Assets 6.2%		Short-Term Investments and Net Other Assets 5.6%
* Foreign investments	11.9%	** Foreign investments	12.9%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central fund.

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Nonconvertible Bonds - 46.5%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 3.1%
Auto Components - 0.4%
DaimlerChrysler North America Holding Corp.:
7.2% 9/1/09	A3	$ 6,050	$ 6,254
7.4% 1/20/05	A3	6,000	6,294
7.75% 6/15/05	A3	8,000	8,494
			21,042
Household Durables - 0.2%
Black & Decker Corp. 7.125% 6/1/11	Baa2	9,000	9,376
Media - 2.2%
AOL Time Warner, Inc.:
6.75% 4/15/11	Baa1	8,800	8,336
6.875% 5/1/12	Baa1	7,600	7,209
British Sky Broadcasting Group PLC yankee 7.3% 10/15/06	Ba1	9,050	8,979
Chancellor Media Corp. 8% 11/1/08	Ba1	2,990	3,110
Clear Channel Communications, Inc. 7.875% 6/15/05	Baa3	2,290	2,390
Continental Cablevision, Inc.:
8.3% 5/15/06	Baa2	11,501	12,113
9% 9/1/08	Baa2	8,000	8,733
Cox Communications, Inc. 6.5% 11/15/02	Baa2	1,500	1,518
Hearst-Argyle Television, Inc. 7% 11/15/07	Baa3	6,500	6,521
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	9,900	10,237
7.7% 10/30/25	Baa3	4,900	4,696
8.5% 2/15/05	Baa3	4,000	4,336
News America, Inc. 6.625% 1/9/08	Baa3	4,623	4,636
Shaw Communications, Inc. 7.2% 12/15/11	Baa3	5,000	4,850
TCI Communications, Inc.:
8% 8/1/05	Baa2	2,748	2,897
8.65% 9/15/04	Baa2	2,000	2,133
Time Warner Entertainment Co. LP:
8.375% 3/15/23	Baa1	4,315	4,370
8.375% 7/15/33	Baa1	2,395	2,401
Viacom, Inc. 6.4% 1/30/06	A3	12,000	12,346
			111,811
Multiline Retail - 0.3%
Dayton Hudson Corp. 9.75% 7/1/02	A2	2,200	2,228
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	$ 7,545	$ 7,866
8.125% 10/15/02	Baa1	6,535	6,677
			16,771
TOTAL CONSUMER DISCRETIONARY			159,000
CONSUMER STAPLES - 2.2%
Food & Drug Retailing - 0.6%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	8,000	8,511
Kroger Co. 8.05% 2/1/10	Baa3	10,635	11,672
Safeway, Inc. 3.625% 11/5/03	Baa2	7,500	7,485
			27,668
Food Products - 0.8%
ConAgra Foods, Inc.:
5.5% 10/15/02	Baa1	12,000	12,151
7.875% 9/15/10	Baa1	11,750	12,872
Kellogg Co. 6% 4/1/06	Baa2	14,850	15,282
			40,305
Household Products - 0.2%
Fort James Corp. 6.5% 9/15/02	Baa3	11,950	11,874
Tobacco - 0.6%
Imperial Tobacco Overseas BV 7.125% 4/1/09	Baa3	9,500	9,703
Philip Morris Companies, Inc. 7% 7/15/05	A2	150	158
RJ Reynolds Tobacco Holdings, Inc.:
7.375% 5/15/03	Baa2	6,125	6,311
7.75% 5/15/06	Baa2	14,060	14,902
			31,074
TOTAL CONSUMER STAPLES			110,921
ENERGY - 2.0%
Energy Equipment & Services - 0.5%
Baker Hughes, Inc. 5.8% 2/15/03	A2	7,800	7,922
Petroliam Nasional BHD (Petronas) yankee 7.125% 10/18/06 (c)	Baa1	15,193	16,212
			24,134
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - 1.5%
Canada Occidental Petroleum Ltd. yankee 7.125% 2/4/04	Baa2	$ 13,450	$ 14,038
Pemex Project Funding Master Trust 7.875% 2/1/09 (c)	Baa1	7,850	8,076
Phillips Petroleum Co.:
8.5% 5/25/05	A3	3,500	3,880
8.75% 5/25/10	A3	12,500	14,501
The Coastal Corp.:
6.2% 5/15/04	Baa2	8,500	8,592
9.625% 5/15/12	Baa2	10,210	11,804
Union Pacific Resources Group, Inc. 7% 10/15/06	Baa1	10,000	10,514
Valero Energy Corp. 6.875% 4/15/12	Baa2	5,860	5,953
			77,358
TOTAL ENERGY			101,492
FINANCIALS - 27.2%
Banks - 10.5%
Abbey National First Capital BV yankee 8.2% 10/15/04	Aa3	12,400	13,521
Australia & New Zealand Banking Group Ltd. yankee 6.25% 2/1/04	A1	15,995	16,559
Banc One Corp. 7.6% 5/1/07	A1	10,000	10,922
Bank of America Corp.:
4.75% 10/15/06	Aa2	6,485	6,399
7.125% 9/15/06	Aa2	4,000	4,315
7.8% 2/15/10	Aa3	20,740	22,733
Bank of Montreal 6.1% 9/15/05	A1	3,000	3,078
Bank of New York Co., Inc. 8.5% 12/15/04	A1	9,750	10,791
Bank One Corp.:
6.5% 2/1/06	Aa3	610	639
7.625% 8/1/05	Aa3	1,390	1,509
Bank One NA, Chicago 5.5% 3/26/07	Aa2	8,635	8,724
BankBoston Corp. 6.625% 12/1/05	A2	8,800	9,238
Barclays Bank PLC yankee 8.55% 9/29/49 (b)(c)	Aa2	16,000	18,061
Capital One Bank:
6.375% 2/15/03	Baa2	7,080	7,102
6.5% 7/30/04	Baa2	11,110	11,240
6.65% 3/15/04	Baa3	12,500	12,704
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Chase Manhattan Corp.:
6.375% 4/1/08	A1	$ 3,500	$ 3,556
7.25% 6/1/07	A1	6,303	6,722
CIT Group, Inc. 5.625% 5/17/04	A2	7,760	7,488
Crestar Finanical Corp. 8.75% 11/15/04	A2	7,100	7,867
Den Danske Bank AS 6.375% 6/15/08 (c)(e)	Aa3	15,800	16,415
Den Danske Bank Group AS yankee 7.25% 6/15/05 (c)	Aa3	10,670	11,351
Edison Mission Energy Funding Corp. 6.77% 9/15/03 (c)	Ba3	5,395	5,180
Fifth Third Bank, Cincinnati 6.75% 7/15/05	Aa3	9,550	10,182
First National Boston Corp. 7.375% 9/15/06	A1	4,950	5,287
First Tennessee National Corp. 6.75% 11/15/05	A3	7,020	7,382
First Union Corp.:
7.55% 8/18/05	A1	6,050	6,538
7.7% 2/15/05	A1	11,905	12,845
First Union National Bank, North Carolina 7.875% 2/15/10	A1	7,750	8,585
FleetBoston Financial Corp. 7.25% 9/15/05	A1	18,450	19,849
H.F. Ahmanson & Co. 7.875% 9/1/04	Baa1	1,250	1,329
Home Savings of America FSB 6.5% 8/15/04	A3	5,150	5,379
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	17,415	17,415
Key Bank NA 5.8% 4/1/04	A1	7,000	7,186
Korea Development Bank 7.375% 9/17/04	A3	7,890	8,407
Landesbank Baden-Wurttemberg 6.35% 4/1/12	Aaa	4,800	4,897
Long Island Savings Bank FSB 7% 6/13/02	Baa2	10,700	10,757
MBNA Corp.:
6.25% 1/17/07	Baa2	6,345	6,398
6.34% 6/2/03	Baa2	2,900	2,953
7.5% 3/15/12	Baa2	9,710	10,035
Mellon Bank NA, Pittsburgh 7.375% 5/15/07	A1	7,000	7,631
Merita Bank Ltd. yankee 6.5% 1/15/06	A1	12,000	12,514
Midland Bank PLC yankee 8.625% 12/15/04	Aa3	9,750	10,763
National Australia Bank Ltd. yankee:
6.4% 12/10/07 (e)	A1	9,875	9,961
6.6% 12/10/07	A1	10,000	10,373
NationsBank Corp. 6.375% 2/15/08	Aa3	5,000	5,121
Norwest Corp. 6.5% 6/1/05	Aa2	5,000	5,302
PNC Bank NA, Pittsburgh 7.875% 4/15/05	A2	5,195	5,602
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
PNC Funding Corp.:
5.75% 8/1/06	A2	$ 6,925	$ 7,019
7.5% 11/1/09	A3	9,580	10,228
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (e)	Aa3	5,000	5,186
8.817% 3/31/49	A1	5,450	5,898
9.118% 3/31/49	A1	15,185	17,507
Swiss Bank Corp. 6.75% 7/15/05	Aa3	4,000	4,262
U.S. Bank NA, Minnesota 5.7% 12/15/08	A1	15,750	15,723
Wachovia Corp. 6.7% 6/21/04	A1	10,000	10,550
Washington Mutual, Inc.:
5.625% 1/15/07	A3	13,160	13,163
7.5% 8/15/06	A3	4,400	4,719
Wells Fargo & Co. 7.25% 8/24/05	Aa2	2,250	2,431
Wells Fargo Bank NA, San Francisco 7.55% 6/21/10	Aa2	4,000	4,388
			529,879
Diversified Financials - 13.6%
Abbey National Capital Trust I 8.963% 12/29/49 (b)	Aa3	12,400	14,290
Abbey National PLC 6.69% 10/17/05	Aa3	3,280	3,445
Alliance Capital Management LP 5.625% 8/15/06	A2	7,995	8,044
American Airlines pass thru trust certificate 6.817% 5/23/11	Baa1	8,400	8,238
American Gen. Finance Corp. 5.875% 7/14/06	A1	12,500	12,691
Amvescap PLC:
5.9% 1/15/07 (c)	A2	5,375	5,347
6.6% 5/15/05	A2	10,785	11,282
Associates Corp. of North America 7.75% 2/15/05	Aa1	6,910	7,466
CIT Group, Inc.:
7.125% 10/15/04	A2	1,700	1,679
7.75% 4/2/12	A2	6,890	6,822
Citigroup, Inc.:
6.5% 1/18/11	Aa1	10,000	10,232
7.25% 10/1/10	Aa2	18,500	19,835
Conoco Funding Co. 5.45% 10/15/06	Baa1	14,340	14,417
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	$ 13,000	$ 13,028
5.5% 2/1/07	A3	1,500	1,498
6.935% 7/16/07	A3	15,000	15,888
Delta Air Lines, Inc. pass thru trust certificate 7.57% 11/18/10	A3	1,575	1,657
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	7,955	8,057
Duke Capital Corp. 7.5% 10/1/09	A3	8,205	8,827
Ford Motor Credit Co.:
6.5% 1/25/07	A3	20,240	20,109
6.875% 2/1/06	A3	15,700	15,904
7.25% 10/25/11	A3	9,875	9,838
7.375% 10/28/09	A3	21,150	21,345
7.5% 3/15/05	A3	3,500	3,632
7.6% 8/1/05	A3	3,650	3,784
7.875% 6/15/10	A3	6,500	6,733
Foster's Finance Corp. 6.875% 6/15/11 (c)	Baa1	8,000	8,230
General Motors Acceptance Corp.:
6.125% 9/15/06	A2	3,280	3,318
6.38% 1/30/04	A2	4,430	4,569
6.75% 1/15/06	A2	36,775	37,989
7.5% 7/15/05	A2	1,775	1,886
Goldman Sachs Group LP 7.2% 11/1/06 (c)	A1	7,300	7,824
Goldman Sachs Group, Inc.:
6.6% 1/15/12	A1	1,970	1,958
7.625% 8/17/05	A1	10,750	11,629
Household Finance Corp.:
6.375% 10/15/11	A2	10,000	9,650
6.5% 1/24/06	A2	5,220	5,353
8% 5/9/05	A2	2,905	3,114
HSBC Capital Funding LP 9.547% 12/31/49 (b)(c)	A1	5,000	5,854
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	8,925	9,886
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	2,680	2,661
5.625% 8/15/06	Aa3	3,390	3,431
6.75% 2/1/11	A1	15,200	15,396
Legg Mason, Inc. 6.75% 7/2/08	Baa1	17,000	17,568
Lehman Brothers Holdings, Inc. 6.25% 5/15/06	A2	10,110	10,416
Mellon Funding Corp. 7.5% 6/15/05	A1	13,200	14,405
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	$ 11,255	$ 11,593
Morgan Stanley Dean Witter & Co.:
5.8% 4/1/07	Aa3	9,950	10,053
6.1% 4/15/06	Aa3	19,800	20,376
7.75% 6/15/05	Aa3	12,250	13,302
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	6,000	6,089
NiSource Finance Corp.:
7.5% 11/15/03	Baa3	8,625	8,550
7.625% 11/15/05	Baa3	1,500	1,507
7.875% 11/15/10	Baa3	10,660	10,780
Popular North America, Inc.:
6.125% 10/15/06	A3	10,590	10,542
6.625% 10/27/02	A3	5,000	5,089
Qwest Capital Funding, Inc. 7.25% 2/15/11	Baa3	3,000	2,177
Salomon Smith Barney Holdings, Inc. 6.5% 2/15/08	Aa1	10,500	10,871
Scotland International Finance #2 BV yankee:
7.7% 8/15/10 (c)	Aa3	8,000	8,770
8.8% 1/27/04 (c)	Aa3	5,250	5,679
Spear, Leeds & Kellogg LP/SLK Capital Corp. 8.25% 8/15/05 (c)	A1	9,000	9,873
Sprint Capital Corp.:
6% 1/15/07	Baa1	7,500	6,861
6.125% 11/15/08	Baa2	10,500	9,464
7.625% 1/30/11	Baa2	6,300	5,932
8.375% 3/15/12 (c)	Baa2	4,500	4,430
State Street Corp. 7.65% 6/15/10	A1	3,000	3,327
Textron Financial Corp. 7.125% 12/9/04	A3	12,675	13,049
TIAA Global Markets, Inc. 5% 3/1/07 (c)	Aaa	7,310	7,244
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	14,146	14,482
TXU Eastern Funding 6.75% 5/15/09	Baa1	13,500	13,259
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	16,400	18,419
Verizon Wireless Capital LLC 5.375% 12/15/06 (c)	A2	16,535	15,815
Wells Fargo Financial, Inc. 5.875% 8/15/08	Aa2	12,250	12,377
			689,135
Insurance - 1.5%
American General Corp. 6.25% 3/15/03	Aaa	11,000	11,289
MetLife, Inc. 5.25% 12/1/06	A1	6,605	6,596
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Metropolitan Life Insurance Co.:
6.3% 11/1/03 (c)	A1	$ 4,500	$ 4,650
7% 11/1/05 (c)	A1	5,000	5,250
New York Life Insurance Co. 6.4% 12/15/03 (c)	Aa3	10,000	10,450
Principal Life Global Funding I 6.25% 2/15/12 (c)	Aa2	7,745	7,674
St. Paul Companies, Inc. 8.125% 4/15/10	A2	8,475	9,419
Western National Corp. 7.125% 2/15/04	Aaa	18,430	19,431
			74,759
Real Estate - 1.6%
AMB Property LP 7.2% 12/15/05	Baa1	4,705	4,900
Arden Realty LP 8.875% 3/1/05	Baa3	12,465	13,152
AvalonBay Communities, Inc. 6.58% 2/15/04	Baa1	6,635	6,879
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	8,465	8,715
CenterPoint Properties Trust 7.125% 3/15/04	Baa2	9,000	9,349
Duke-Weeks Realty LP 6.875% 3/15/05	Baa2	11,700	12,124
EOP Operating LP:
6.5% 1/15/04	Baa1	1,745	1,797
6.763% 6/15/07	Baa1	4,700	4,825
7.375% 11/15/03	Baa1	4,400	4,587
7.75% 11/15/07	Baa1	7,780	8,321
Merry Land & Investment Co., Inc. 6.875% 11/1/03	Baa1	5,605	5,840
ProLogis Trust 7.1% 4/15/08	Baa1	3,200	3,297
			83,786
TOTAL FINANCIALS			1,377,559
INDUSTRIALS - 2.1%
Aerospace & Defense - 0.4%
Raytheon Co.:
7.9% 3/1/03	Baa3	16,390	16,874
8.2% 3/1/06	Baa3	4,500	4,895
			21,769
Air Freight & Logistics - 0.2%
FedEx Corp.:
6.875% 2/15/06	Baa2	4,000	4,184
7.25% 2/15/11	Baa2	4,250	4,446
			8,630
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - 0.3%
Tyco International Group SA:
6.125% 1/15/09	Baa2	$ 2,640	$ 2,093
yankee:
6.375% 6/15/05	Baa2	2,140	1,825
6.375% 2/15/06	Baa2	10,000	8,426
6.75% 2/15/11	Baa2	2,200	1,772
			14,116
Road & Rail - 1.2%
Burlington Northern Santa Fe Corp. 6.53% 7/15/37	Baa2	19,000	19,609
Canadian National Railway Co.:
6.375% 10/15/11	Baa2	12,000	12,069
yankee 6.625% 5/15/03	Baa2	8,000	8,254
CSX Corp. 6.46% 6/22/05	Baa2	5,000	5,225
Norfolk Southern Corp.:
6% 4/30/08	Baa1	9,250	9,240
6.75% 2/15/11	Baa1	5,610	5,724
			60,121
TOTAL INDUSTRIALS			104,636
INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	A3	8,030	8,028
Computers & Peripherals - 0.2%
Compaq Computer Corp. 7.45% 8/1/02	Baa2	9,200	9,272
Internet Software & Services - 0.2%
Qwest Corp. 8.875% 3/15/12 (c)	Baa2	10,385	10,106
TOTAL INFORMATION TECHNOLOGY			27,406
MATERIALS - 0.4%
Paper & Forest Products - 0.4%
Abitibi-Consolidated, Inc. yankee:
8.3% 8/1/05	Baa3	3,380	3,475
8.55% 8/1/10	Baa3	3,360	3,450
Weyerhaeuser Co. 6.75% 3/15/12 (c)	Baa2	12,000	12,112
			19,037
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.9%
AT&T Corp.:
5.625% 3/15/04	A3	$ 6,900	$ 6,839
6% 3/15/09	A3	4,000	3,527
6.5% 11/15/06 (c)	A3	4,000	3,832
7.3% 11/15/11 (c)	A3	29,900	27,417
British Telecommunications PLC 8.375% 12/15/10	Baa1	12,750	13,961
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (c)	A2	8,000	8,749
Citizens Communications Co. 8.5% 5/15/06	Baa2	8,400	8,809
Koninklijke KPN NV yankee:
7.5% 10/1/05	Baa3	5,000	5,141
8% 10/1/10	Baa3	8,717	8,961
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	12,850	12,958
Telefonos de Mexico SA de CV 8.25% 1/26/06	Baa1	10,800	11,435
Teleglobe Canada, Inc. yankee 7.2% 7/20/09 (i)	C	6,875	688
TELUS Corp.:
7.5% 6/1/07	Baa2	7,410	7,537
8% 6/1/11	Baa2	6,086	6,166
U.S. West Communications 7.2% 11/1/04	Baa2	7,000	6,601
Verizon New York, Inc.:
6.875% 4/1/12	A1	10,975	10,806
7.375% 4/1/32	A1	5,085	4,865
			148,292
Wireless Telecommunication Services - 0.7%
AT&T Wireless Services, Inc.:
7.35% 3/1/06	Baa2	5,000	4,998
7.875% 3/1/11	Baa2	14,450	14,118
Cingular Wireless LLC 6.5% 12/15/11 (c)	A3	15,200	14,477
			33,593
TOTAL TELECOMMUNICATION SERVICES			181,885
UTILITIES - 5.4%
Electric Utilities - 3.8%
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (c)	Baa2	11,305	11,656
Avon Energy Partners Holdings 6.73% 12/11/02 (c)	Baa2	18,500	18,792
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Constellation Energy Group, Inc.:
6.35% 4/1/07	Baa1	$ 8,690	$ 8,815
7% 4/1/12	Baa1	5,630	5,726
Dominion Resources, Inc. 7.6% 7/15/03	Baa1	6,280	6,552
Exelon Generation Co. LLC 6.95% 6/15/11 (c)	Baa1	14,000	14,241
FirstEnergy Corp.:
5.5% 11/15/06	Baa2	8,690	8,317
6.45% 11/15/11	Baa2	8,800	8,314
Niagara Mohawk Power Corp.:
7.375% 8/1/03	Baa2	12,450	12,999
7.75% 5/15/06	Baa2	4,000	4,303
8% 6/1/04	Baa2	9,069	9,661
8.875% 5/15/07	Baa3	2,485	2,787
Philadelphia Electric Co. 6.5% 5/1/03	A2	4,800	4,960
PPL Electric Utilities Corp.:
5.875% 8/15/07	A3	7,910	7,976
6.25% 8/15/09	A3	10,265	10,396
Progress Energy, Inc. 6.75% 3/1/06	Baa1	14,500	15,026
PSI Energy, Inc. 6.65% 6/15/06	A3	7,250	7,440
Public Service Electric & Gas Co. 6.125% 8/1/02	A3	5,800	5,848
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	8,000	8,105
TXU Corp. 6.375% 6/15/06	Baa3	7,620	7,720
Wisconsin Energy Corp. 6.5% 4/1/11	A2	11,800	11,964
			191,598
Gas Utilities - 1.3%
Consolidated Natural Gas Co.:
5.75% 8/1/03	A3	5,180	5,276
7.375% 4/1/05	A3	7,500	7,984
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	15,555	16,105
Ras Laffan Liquid Natural Gas Co. Ltd. yankee 8.294% 3/15/14 (c)	Baa2	9,700	10,037
Sempra Energy 7.95% 3/1/10	A2	10,000	10,482
Sonat, Inc. 6.875% 6/1/05	Baa2	6,755	6,869
Southwest Gas Corp. 9.75% 6/15/02	Baa2	3,840	3,866
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	6,295	6,699
			67,318
Nonconvertible Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unreg. Pwr - 0.3%
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	$ 14,145	$ 13,709
7.5% 1/15/31	Baa2	1,945	1,770
			15,479
TOTAL UTILITIES			274,395
TOTAL NONCONVERTIBLE BONDS (Cost $2,316,633)			2,356,331
U.S. Government and Government Agency Obligations - 20.4%

U.S. Government Agency Obligations - 6.0%
Fannie Mae:
3.625% 4/15/04	Aaa	7,090	7,097
5.125% 2/13/04	Aaa	1,025	1,055
5.5% 5/2/06	Aa2	14,890	15,198
6% 12/15/05	Aaa	4,420	4,646
6.25% 2/1/11	Aa2	5,915	6,041
Federal Farm Credit Bank 5.54% 9/10/03	Aaa	1,000	1,035
Federal Home Loan Bank 6.5% 8/15/07	Aaa	20,000	21,378
Financing Corp. - coupon STRIPS:
0% 12/6/03	Aaa	2,168	2,064
0% 10/5/05	Aaa	1,000	858
Freddie Mac:
3.25% 1/15/04	Aaa	4,885	4,880
5.5% 7/15/06	Aaa	105,605	108,787
5.85% 2/21/06	Aaa	2,425	2,535
5.875% 3/21/11	Aa2	4,085	4,065
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	1,858	1,909
Series 1993-D, 5.23% 5/15/05	Aaa	1,613	1,657
Series 1995-A, 6.28% 6/15/04	Aaa	10,004	10,356
Series 1996-A, 6.55% 6/15/04	Aaa	5,132	5,328
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1994-B, 7.5% 1/26/06	Aaa	1,517	1,627
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank): - continued
Series 1997-A, 6.104% 7/15/03	Aaa	$ 5,000	$ 5,155
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	-	4,682	4,832
Series 1996-A1, 6.726% 9/15/10	-	12,565	13,174
Series 1998-196A, 5.926% 6/15/05	-	5,607	5,834
Private Export Funding Corp. secured 5.8% 2/1/04	Aaa	6,800	6,995
State of Israel (guaranteed by U.S. Government through Agency for International Development):
5.89% 8/15/05	Aaa	2,917	3,030
6.625% 8/15/03	Aaa	15,800	16,518
Student Loan Marketing Association:
4.75% 4/23/04	Aaa	17,500	17,921
5.25% 3/15/06	Aaa	22,000	22,545
U.S. Department of Housing and Urban Development government guaranteed participation certificates Series 1996-A, 7.66% 8/1/15	-	3,715	3,848
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			300,368
U.S. Treasury Obligations - 14.4%
U.S. Treasury Bonds 12% 8/15/13	Aaa	115,350	159,192
U.S. Treasury Notes:
5% 8/15/11	Aaa	42,650	42,327
5.625% 5/15/08	Aaa	118,815	124,315
5.75% 11/15/05	Aaa	58,900	62,126
6.5% 10/15/06	Aaa	30,143	32,683
6.5% 2/15/10	Aaa	269,190	295,071
7% 7/15/06	Aaa	13,120	14,455
TOTAL U.S. TREASURY OBLIGATIONS			730,169
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,017,077)			1,030,537
U.S. Government Agency - Mortgage Securities - 5.5%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Fannie Mae - 2.1%
6.5% 3/1/13 to 6/1/31	Aaa	$ 85,177	$ 86,934
7% 7/1/25 to 11/1/28	Aaa	1,740	1,804
7% 5/1/32 (d)	Aaa	6,209	6,405
7.5% 8/1/13 to 8/1/29	Aaa	11,923	12,550
12.5% 4/1/14 to 8/1/15	Aaa	121	139
TOTAL FANNIE MAE			107,832
Freddie Mac - 0.6%
7% 9/1/06 to 7/1/13	Aaa	8,825	9,281
7.5% 4/1/07 to 11/1/30	Aaa	17,871	18,818
8.5% 6/1/13	Aaa	13	14
TOTAL FREDDIE MAC			28,113
Government National Mortgage Association - 2.8%
7% 1/15/28 to 4/15/32	Aaa	113,437	117,410
7.5% 3/15/28	Aaa	343	362
8% 7/15/17 to 8/15/30	Aaa	24,494	26,381
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			144,153
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $274,776)			280,098
Asset-Backed Securities - 8.3%

American Express Master Trust 5.9% 4/15/04	Aaa	13,775	14,218
Americredit Automobile Receivables Trust:
5.01% 7/14/08	Aaa	15,000	15,248
5.37% 6/12/08	Aaa	10,000	10,281
7.02% 12/15/05	Aaa	8,000	8,311
ANRC Auto Owner Trust 6.75% 12/15/03	Aaa	1,749	1,755
BankAmerica Manufacturing Housing Contract Trust V 6.2% 4/10/09	Aaa	5,421	5,438
BMW Vehicle Owner Trust 4.7% 3/25/05	Aaa	8,700	8,842
Capital One Master Trust:
5.3% 6/15/09	Aaa	8,500	8,685
5.45% 3/16/09	Aaa	9,000	9,191
Chase Manhattan Auto Owner Trust 6.21% 12/15/04	Aaa	14,113	14,396
Asset-Backed Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
CIT Marine Trust 5.8% 4/15/10	Aaa	$ 3,250	$ 3,303
Citibank Credit Card Issuance Trust 4.1% 12/7/06	Aaa	20,000	20,025
Citibank Credit Card Master Trust I:
0% 8/15/06	Aaa	29,020	26,390
5.3% 1/9/06	Aaa	7,610	7,841
DaimlerChrysler Auto Trust 5.16% 1/6/05	Aaa	20,665	21,169
Dayton Hudson Credit Card Master Trust 5.9% 5/25/06	Aaa	7,500	7,752
Discover Card Master Trust I:
5.6% 5/16/06	Aaa	22,695	23,479
5.85% 1/17/06	Aaa	17,000	17,569
Ford Credit Auto Owner Trust 7.09% 11/17/03	Aaa	5,238	5,339
Honda Auto Receivables Owner Trust 5.36% 9/20/04	Aaa	16,500	16,870
Household Private Label Credit Card Master Trust I 4.95% 6/16/08	Aaa	18,000	18,413
MBNA Credit Card Master Note Trust 5.15% 7/15/09	A2	15,000	14,952
Navistar Financial Owner Trust:
7.2% 5/17/04	Aaa	4,120	4,171
7.34% 1/15/07	Aaa	9,000	9,455
Onyx Acceptance Owner Trust 3.75% 4/15/06	Aaa	8,520	8,551
PP&L Transition Bonds LLC:
6.6% 3/25/05	Aaa	4,769	4,865
6.72% 12/26/05	Aaa	17,000	17,770
Prime Credit Card Master Trust 6.7% 10/15/09	Aaa	21,250	22,530
Railcar Trust 7.75% 6/1/04	Aaa	4,777	5,015
Sears Credit Account Master Trust II:
7% 7/15/08	Aaa	26,750	28,056
7.25% 11/15/07	Aaa	10,000	10,468
Triad Auto Receivables Owner Trust 5.98% 9/17/05	Aaa	1,261	1,274
Wells Fargo Auto Trust 4.68% 2/15/05	Aaa	10,000	10,162
West Penn Funding LLC 6.63% 12/26/05	Aaa	2,825	2,919
WFS Financial Owner Trust:
5.7% 11/20/03	Aaa	9,443	9,515
7.75% 11/20/04	Aaa	5,027	5,135
TOTAL ASSET-BACKED SECURITIES (Cost $408,787)			419,353
Collateralized Mortgage Obligations - 2.2%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency - 2.2%
Fannie Mae:
REMIC planned amortization class:
Series 1993-206 Class KA, 6.5% 12/25/22	Aaa	$ 18,631	$ 19,480
Series 1994-63 Class PH, 7% 6/25/23	Aaa	10,855	11,472
Series 2001-53 Class PE, 6.5% 8/31/31	Aaa	17,000	17,555
Series 2001-64 Class PY, 6% 7/25/26	Aaa	20,000	20,571
sequential pay Series 1998-44 Class A, 6.5% 2/18/25	Aaa	12,398	12,836
Freddie Mac:
REMIC planned amortization class Series 2396 Class PX, 6% 6/15/27	Aaa	20,000	20,589
sequential pay:
Series 2122 Class L, 6% 11/15/26	Aaa	5,904	6,079
Series 2355 Class AE, 6% 9/15/31	Aaa	4,732	4,842
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $111,769)			113,424
Commercial Mortgage Securities - 5.1%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	AAA	15,313	16,187
Series 1997-D5 Class PS1, 1.6609% 2/14/43 (e)(g)	Aaa	109,699	8,262
Bankers Trust II floater Series 1999-S1A Class D, 4.06% 2/28/14 (c)(e)	Aa2	11,499	11,499
Chase Commercial Mortgage Securities Corp. sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	AAA	7,394	7,854
COMM:
floater Series 2000-FL3A Class C, 2.62% 11/15/12 (c)(e)	Aaa	10,000	9,916
sequential pay Series 1999-1 Class A2, 6.455% 9/15/08	Aaa	11,760	12,293
Commercial Mortgage Asset Trust:
floater Series 1999-C2 Class A2, 7.546% 1/17/10	Aaa	11,020	12,108
sequential pay Series 1999-C1 Class A3, 6.64% 9/17/10	Aaa	12,782	13,489
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Commercial Resecuritization Trust sequential pay Series 1999-ABC1 Class A, 6.74% 1/1/09 (c)	Aaa	$ 7,345	$ 7,541
CS First Boston Mortgage Securities Corp.:
sequential pay:
Series 2000-C1 Class A1, 7.325% 4/15/62	AAA	9,066	9,722
Series 2001-CK3 Class A2, 6.04% 6/15/34	Aaa	11,900	12,152
Series 1997-SPCE Class D, 7.332% 4/20/08 (c)	-	7,500	7,584
Series 2001-CKN5 Class AX, 1.3435% 9/15/34 (c)(e)(g)	Aaa	120,851	8,556
Deutsche Mortgage & Asset Receiving Corp. sequential pay Series 1998-C1 Class D, 7.231% 7/15/12	Baa2	10,000	9,631
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1A, 7.45% 8/10/09	Aaa	10,201	11,033
FMAC Loan Receivables Trust sequential pay Series 1998-CA Class A1, 5.99% 9/15/20 (c)	Aaa	2,485	2,485
GE Capital Commercial Mortgage Corp. Series 2001-1 Class X1, 0.553% 5/15/33 (c)(e)(g)	Aaa	96,995	3,937
GS Mortgage Securities Corp. II sequential pay Series 1998-GLII Class A2, 6.562% 4/13/31	Aaa	5,960	6,113
Host Marriot Pool Trust sequential pay Series 1999-HMTA Class A, 6.98% 8/3/15 (c)	Aaa	6,811	7,070
J.P. Morgan Commercial Mortgage Finance Corp. sequential pay Series 2000-C10 Class A1, 7.1075% 8/15/32	Aaa	6,812	7,197
LTC Commercial Mortgage pass thru trust certificate sequential pay Series 1998-1 Class A, 6.029% 5/30/30 (c)	AAA	8,911	9,111
Morgan Stanley Capital I, Inc. sequential pay Series 1997-HF1 Class A2, 7.27% 7/15/29 (c)	Aaa	18,845	20,149
Prudential Securities Secured Financing Corp. sequential pay Series 1998-C1 Class A1B, 6.506% 7/15/08	Aaa	10,000	10,472
Thirteen Affiliates of General Growth Properties, Inc.:
sequential pay Series 1 Class A2, 6.602% 12/15/10 (c)	Aaa	5,000	5,186
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
Thirteen Affiliates of General Growth Properties, Inc.: - continued
Series 1 Class C1, 6.762% 11/15/04 (c)	A2	$ 20,000	$ 20,794
Trizechahn Office Properties Trust Series 2001-TZHA Class C3, 6.522% 3/15/08 (c)	A2	8,400	8,593
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $253,404)			258,934
Foreign Government and Government Agency Obligations (h) - 3.0%

Chilean Republic:
5.625% 7/23/07	Baa1	6,595	6,599
7.125% 1/11/12	Baa1	11,070	11,527
Malaysian Government 7.5% 7/15/11	Baa2	5,955	6,298
Manitoba Province yankee 5.5% 10/1/08	Aa1	15,000	15,153
Nova Scotia Province:
5.75% 2/27/12	A3	9,540	9,404
yankee 9.375% 7/15/02	A3	12,033	12,181
Ontario Province:
5.5% 10/1/08	Aa3	10,830	10,947
7% 8/4/05	Aa3	6,000	6,472
Quebec Province:
5.75% 2/15/09	A1	19,500	19,560
7% 1/30/07	A1	9,500	10,230
yankee 6.5% 1/17/06	A1	21,250	22,454
Saskatchewan Province 7.125% 3/15/08	A1	4,800	5,221
United Mexican States 7.5% 1/14/12	Baa2	15,400	15,639
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $148,329)			151,685
Supranational Obligations - 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12 (c) (Cost $10,366)	A2	10,460	10,589
Fixed-Income Funds - 3.0%
	Shares
Fidelity Ultra-Short Central Fund (f) (Cost $150,000)	15,050,251	149,750
Cash Equivalents - 4.6%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Government Obligations), in a joint trading account at 1.93%, dated 4/30/02 due 5/1/02 (Cost $232,423)	$ 232,435	$ 232,423
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $4,923,564)		5,003,124
NET OTHER ASSETS - 1.2%		61,175
NET ASSETS - 100%		$ 5,064,299
Legend

(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc. For certain securities not individually rated by Moody's or S&P, the ratings listed have been assigned by FMR, the fund's investment advisor.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $446,814,000 or 8.8% of net assets.

(d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(g) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(i) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	71.3%	AAA, AA, A	63.2%
Baa	21.6%	BBB	24.9%
Ba	0.3%	BB	0.7%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.7%. The percentages are based on the combined long-term debt holdings of the fund and its pro-rata share of the fixed-income central fund.
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.1%
Canada	4.0
United Kingdom	3.2
Others (individually less than 1%)	4.7
100.0%

Purchases and sales of securities, other than short-term securities, aggregated $4,278,009,000 and $3,352,822,000, respectively, of which long-term U.S. government and government agency obligations aggregated $1,867,609,000 and $1,619,320,000, respectively.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $8,977,000. The weighted average interest rate was 2.31%. At period end there were no interfund loans outstanding.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $16,505,000. The weighted average interest rate was 2.68%. Interest earned from the interfund lending program amounted to $11,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $4,931,642,000. Net unrealized appreciation aggregated $71,482,000, of which $107,982,000 related to appreciated investment securities and $36,500,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $36,733,000 of which $8,898,000 and $27,835,000 will expire on April 30, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including repurchase agreements of $232,423) (cost $4,923,564) - See accompanying schedule		$ 5,003,124
Cash		455
Receivable for investments sold		16,581
Receivable for fund shares sold		8,963
Interest receivable		64,703
Other receivables		13
Total assets		5,093,839
Liabilities
Payable for investments purchased Regular delivery	$ 12,485
Delayed delivery	6,363
Payable for fund shares redeemed	7,274
Distributions payable	637
Accrued management fee	1,788
Other payables and accrued expenses	993
Total liabilities		29,540
Net Assets		$ 5,064,299
Net Assets consist of:
Paid in capital		$ 5,022,611
Undistributed net investment income		9,804
Accumulated undistributed net realized gain (loss) on investments		(47,679)
Net unrealized appreciation (depreciation) on investments		79,563
Net Assets, for 491,305 shares outstanding		$ 5,064,299
Net Asset Value, offering price and redemption price per share ($5,064,299 ÷ 491,305 shares)		$ 10.31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Interest		$ 278,153
Security lending		323
Total income		278,476
Expenses
Management fee	$ 19,693
Transfer agent fees	8,378
Accounting and security lending fees	637
Non-interested trustees' compensation	17
Custodian fees and expenses	154
Registration fees	204
Audit	42
Legal	17
Interest	1
Miscellaneous	12
Total expenses before reductions	29,155
Expense reductions	(291)	28,864
Net investment income (loss)		249,612
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		40,020
Change in net unrealized appreciation (depreciation) on investment securities		21,118
Net gain (loss)		61,138
Net increase (decrease) in net assets resulting from operations		$ 310,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 249,612	$ 221,641
Net realized gain (loss)	40,020	582
Change in net unrealized appreciation (depreciation)	21,118	150,088
Net increase (decrease) in net assets resulting from operations	310,750	372,311
Distributions to shareholders from net investment income	(245,354)	(219,721)
Share transactions Net proceeds from sales of shares	2,332,092	1,785,398
Reinvestment of distributions	237,905	211,604
Cost of shares redeemed	(1,511,303)	(1,408,755)
Net increase (decrease) in net assets resulting from share transactions	1,058,694	588,247
Total increase (decrease) in net assets	1,124,090	740,837
Net Assets
Beginning of period	3,940,209	3,199,372
End of period (including undistributed net investment income of $9,804 and undistributed net investment income of $1,998, respectively)	$ 5,064,299	$ 3,940,209
Other Information Shares
Sold	225,833	178,489
Issued in reinvestment of distributions	23,040	21,268
Redeemed	(146,504)	(141,532)
Net increase (decrease)	102,369	58,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 10.130	$ 9.670	$ 10.150	$ 10.160	$ 9.960
Income from Investment Operations
Net investment income (loss) B	.560 D	.641	.623	.613	.646
Net realized and unrealized gain (loss)	.172 D	.455	(.485)	(.013)	.200
Total from investment operations	.732	1.096	.138	.600	.846
Distributions from net investment income	(.552)	(.636)	(.618)	(.610)	(.646)
Net asset value, end of period	$ 10.310	$ 10.130	$ 9.670	$ 10.150	$ 10.160
Total Return A	7.36%	11.66%	1.44%	6.03%	8.70%
Ratios to Average Net Assets C
Expenses before expense reductions	.63%	.64%	.67%	.66%	.66%
Expenses net of voluntary waivers, if any	.63%	.64%	.67%	.66%	.66%
Expenses net of all reductions	.63%	.63%	.66%	.65%	.65%
Net investment income (loss)	5.44% D	6.46%	6.32%	6.00%	6.37%
Supplemental Data
Net assets, end of period (in millions)	$ 5,064	$ 3,940	$ 3,199	$ 3,515	$ 3,092
Portfolio turnover rate	78%	83%	102%	108%	90%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to decrease net investment income per share by $.031 and increase net realized and unrealized gain (loss) per share by $.031. Without this change the ratio of net investment income to average net assets would have been 5.73%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for prior period premium and discount on debt securities, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income on a tax basis was as follows:

Undistributed ordinary income	$ 22,854,000
Capital loss carryforward	$ (36,733,000)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 245,354,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $24,672,000 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to decrease net investment income by $13,698,000, increase net unrealized appreciation/depreciation by $10,908,000; and increase net realized gain (loss) by $2,790,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Annual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .43% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,885,000 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

6. Expense Reductions.

Through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $40,000 and $251,000, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Intermediate Bond Fund, (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers ; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Intermediate Bond. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Intermediate Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997

Vice President of Intermediate Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

David L. Murphy (54)

Year of Election or Appointment: 2000

Vice President of Intermediate Bond. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Ford O'Neil (40)
Year of Election or Appointment: 1999 Vice President of Intermediate Bond. Prior to assuming his current responsibilities, Mr. O'Neil managed a variety of Fidelity funds.
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Intermediate Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Name, Age; Principal Occupation
Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Intermediate Bond. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of Intermediate Bond. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Intermediate Bond. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1998

Assistant Treasurer of Intermediate Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of 13.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.000
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.000
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.000
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.000
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.000
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.000
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.000
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.000
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.000
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.000
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	2,149,226,933.06	86.979
Against	139,319,214.55	5.638
Abstain	152,931,240.27	6.189
Broker Non-Votes	29,507,695.00	1.194
TOTAL	2,470,985,082.88	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	2,010,608,971.57	81.369
Against	161,755,204.23	6.546
Abstain	269,113,212.08	10.891
Broker Non-Votes	29,507,695.00	1.194
TOTAL	2,470,985,082.88	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research
Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

Government Income

High Income

Intermediate Bond

Intermediate Government Income

Investment Grade Bond

New Markets Income

Short-Term Bond

Spartan® Government Income

Spartan Investment Grade Bond

Strategic Income

Target Timeline® 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IBF-ANN-0602 157145
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Large Cap Stock

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

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For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity ® Large Cap Stock	-16.25%	44.09%	98.70%
S&P 500 ®	-12.63%	43.91%	117.94%
Growth Funds Average	-14.95%	39.97%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,971 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and excludes the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Large Cap Stock	-16.25%	7.58%	10.53%
S&P 500	-12.63%	7.55%	12.03%
Growth Funds Average	-14.95%	6.47%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Large Cap Stock Fund on June 22, 1995, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $19,870 - a 98.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $21,794 - a 117.94% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(dagger) The LipperSM large cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2002, the one year and five year cumulative total returns for the large cap growth funds average were -20.44% and 31.03%, respectively. The one year and five year average annual total returns were -20.44% and 5.18%, respectively. The one year and five year cumulative total returns for the large cap supergroup average were -15.55% and 34.26%, respectively. The one year and five year average annual total returns were -15.55% and 5.83%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

With very few exceptions, U.S. equity indexes across the investment spectrum registered negative returns during the 12-month period ending April 30, 2002. Any positive momentum generated in investors' favor during the past year was quickly halted by any one of a number of detrimental events, including terrorism, war, recession and accounting scandals, to name a few. While stocks took more than their fair share of lumps during the past 12 months, it's arguable that the damage could have been much worse. Against the aforementioned backdrop, the value-oriented, blue chip proxy Dow Jones Industrial AverageSM declined 5.66%, the large-cap weighted Standard & Poor's 500SM Index fell 12.63%, and the growth-oriented, tech-heavy NASDAQ Composite® Index tumbled 19.98%. Small-cap stocks - as represented by the Russell 2000® Index - managed to overcome the volatile market environment. Their low valuations and attractive earnings relative to their larger-cap brethren were attractive to investors, and helped the Russell index gain 6.68% during the past 12 months. Stocks across the board enjoyed better performance in the second half of the period than in the first, as two consecutive quarters of solid growth in gross domestic product signaled an end to the recession, which proved to be one of the mildest on record.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the 12 months that ended April 30, 2002, the fund returned -16.25%, while the Standard & Poor's 500 Index and the growth funds average tracked by Lipper Inc. declined 12.63% and 14.95%, respectively.

Q. Why did the fund trail its index during the period?

A. The fund lost ground primarily on two fronts. First, we were hurt by being too aggressive prior to September 11 in anticipation of an economic recovery. Fund performance suffered from positions in a handful of technology and media stocks that continued to trend lower with the economy. Second, the fund's positioning in health care hampered returns. I felt that owning large-cap drug stocks, which generally are very defensive and historically have tended to produce strong relative earnings in difficult economic times, would be an appropriate strategy. As it turns out, I was wrong. The tone of the entire industry turned negative due to patent expirations, slower product approvals and manufacturing problems. Owning large stakes in some of these companies, including Bristol-Myers Squibb and Merck, detracted from fund results. I scaled back on the fund's drug weighting during the period as I became more cautious about the growth outlook for a group that had very little earnings momentum, wasn't considered a cyclical play on an economic recovery and faced increased competition from generic drugs. The tone was worse in the biotechnology space, where several smaller holdings, such as Human Genome Sciences, were dragged down with the weakness in the NASDAQ, as investors embraced companies with better near-term earnings prospects. I eliminated the fund's stake in Human Genome during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did some of your other moves play out?

A. I became more aggressive heading into the fall as the prospects for economic recovery strengthened, emphasizing quality growth companies whose stocks looked unfairly beaten down as a result of the 9/11 attacks. I focused mostly on the technology, industrial and consumer discretionary sectors, which snapped back strongly during the fourth quarter of 2001 in anticipation of an improving economy. While this aggressive posture, coupled with strong stock picking, helped narrow the performance gap relative to the index, it couldn't help us overcome our average peer, which tended to be even more offensively positioned than we were. The fund, however, benefited from maintaining scant exposure to such lagging areas of the market as telecommunication services, where industry fundamentals remained challenging. At the same time, we were rewarded for completely avoiding several companies with overly complex accounting structures - most notably Tyco International - that suffered from growing concerns about the dependability of reported earnings.

Q. Could you expand a bit on your cyclical strategy?

A. Sure. Within tech, I focused mainly on large-cap companies poised to benefit from a revival in business spending and a new personal computer cycle. During tech's rally, however, some of the more volatile stocks began to look expensive and, thus, vulnerable to the still-present downside risk in the sector. So, I scaled back some of our positions late in 2001 to take profits. This decision proved wise, as the market rotated away from tech stocks - along with most growth sectors - during the first quarter of this year. In hindsight, I wish I had trimmed even more. Stocks we continued to hold, such as Microsoft, generally dampened performance. Cyclical plays that worked included industrial stocks, such as TRW, and such media holdings as Tribune, which bucked a downtrend in the sector. We also played defense fairly well. Adding to positions in attractively priced consumer staples stocks, including Philip Morris, helped during the first quarter as uncertainty about the economy's recovery re-emerged.

Q. What's your outlook?

A. I still feel it's best not to place bets on the economy. While I believe a recovery is underway, its continued pace and magnitude remain uncertain. That said, I'd rather focus my energy on trying to pick names that I feel can outperform the market and show good earnings results over the next 12 months regardless of how the economy fares. Due to heightened uncertainty about near-term corporate earnings, I'll continue to take profits in stocks that hit my price targets within some of the more volatile groups, while maintaining a healthy defensive component in the fund.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to seek long-term growth of capital by investing in companies with market capitalizations greater than $1 billion at the time of investment

Fund number: 338

Trading symbol: FLCSX

Start date: June 22, 1995

Size: as of April 30, 2002, more than $623 million

Manager: Karen Firestone, since 1998; manager, Fidelity Destiny I, since 2000; Fidelity Advisor Large Cap Stock Fund, since 1998; several Fidelity Select Portfolios, 1986-1997; joined Fidelity in 1983

3

Karen Firestone on issues within the market:

"It's been a challenge finding growth in today's market, but we have found some attractive opportunities recently. During the period, solid research led me to several companies that presented interesting growth stories before their prospects had been fully reflected in their stock prices. I'm not looking for industries where everything is going to be perfect. I'm going for outperformance in companies I feel have improving fundamentals. With the economy growing unevenly, it's even more important that I try to consistently identify those companies likely to produce better earnings growth than the overall market.

"One area where I feel quite fortunate is in the ability to buy smaller-sized stocks for the fund - those with market capitalizations as low as $2 billion-$3 billion. While it is unlikely that any of these names will ever represent a sizable weighting in the fund, it may be advantageous for me to own a number of smaller positions at any given time if the risk/reward ratio is favorable. I plan to continue to look for similar-type companies that are slightly underfollowed and underappreciated by Wall Street. It's in this kind of challenging economic environment where we could potentially find smaller companies growing very quickly and gaining market share, and not at the mercy of the entire economic system for their well-being."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.0	5.3
Philip Morris Companies, Inc.	4.1	2.7
Intel Corp.	2.7	2.1
Wal-Mart Stores, Inc.	2.7	2.3
Pfizer, Inc.	2.3	3.9
The Coca-Cola Co.	2.1	1.8
General Electric Co.	1.8	2.9
Exxon Mobil Corp.	1.8	1.8
PepsiCo, Inc.	1.8	1.1
Citigroup, Inc.	1.6	1.8
	25.9
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	19.6
Consumer Discretionary	17.0	13.9
Health Care	14.2	18.4
Consumer Staples	13.1	10.0
Financials	11.9	12.8
Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Stocks 93.3%		Stocks 96.1%
	Short-Term Investments and Net Other Assets 6.7%		Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	7.1%	** Foreign investments	5.3%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.0%
Auto Components - 1.1%
Michelin SA (Compagnie Generale des Etablissements) Series B	92,800	$ 3,593
TRW, Inc.	60,800	3,346
		6,939
Hotels, Restaurants & Leisure - 1.8%
McDonald's Corp.	237,700	6,751
Ruby Tuesday, Inc.	81,480	2,047
Starwood Hotels & Resorts Worldwide, Inc. unit	60,700	2,294
		11,092
Household Durables - 1.2%
Fortune Brands, Inc.	66,700	3,486
Sony Corp. sponsored ADR	76,300	4,135
		7,621
Internet & Catalog Retail - 0.1%
Ticketmaster Class B (a)	11,400	268
Leisure Equipment & Products - 0.5%
Mattel, Inc.	160,300	3,309
Media - 5.7%
AOL Time Warner, Inc. (a)	150,276	2,858
Belo Corp. Series A	95,900	2,240
British Sky Broadcasting Group PLC (BSkyB) sponsored ADR (a)	25,900	1,739
Comcast Corp. Class A (special) (a)	83,400	2,231
Grupo Televisa SA de CV sponsored ADR (a)	120,500	5,447
RTL Group	48,318	1,936
Tribune Co.	153,100	6,762
Viacom, Inc. Class B (non-vtg.) (a)	154,384	7,271
Vivendi Universal SA sponsored ADR	54,520	1,751
Walt Disney Co.	143,790	3,333
		35,568
Multiline Retail - 3.6%
Big Lots, Inc. (a)	169,800	2,625
Costco Wholesale Corp. (a)	71,500	2,874
Wal-Mart Stores, Inc.	301,400	16,836
		22,335
Specialty Retail - 2.6%
Best Buy Co., Inc. (a)	59,900	4,454
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	216,100	$ 9,139
Staples, Inc. (a)	119,400	2,384
		15,977
Textiles, Apparel & Lux. Goods - 0.4%
The Swatch Group AG (Reg.)	129,520	2,698
TOTAL CONSUMER DISCRETIONARY		105,807
CONSUMER STAPLES - 13.1%
Beverages - 4.7%
Anheuser-Busch Companies, Inc.	93,400	4,950
PepsiCo, Inc.	210,400	10,920
The Coca-Cola Co.	240,300	13,339
		29,209
Food Products - 1.1%
Dean Foods Co. (a)	47,600	1,762
Kellogg Co.	91,700	3,294
McCormick & Co., Inc. (non-vtg.)	78,100	2,002
		7,058
Household Products - 1.0%
Procter & Gamble Co.	68,400	6,174
Personal Products - 2.2%
Alberto-Culver Co. Class B	77,500	4,229
Gillette Co.	270,200	9,587
		13,816
Tobacco - 4.1%
Philip Morris Companies, Inc.	470,740	25,622
TOTAL CONSUMER STAPLES		81,879
ENERGY - 6.0%
Energy Equipment & Services - 1.0%
Schlumberger Ltd. (NY Shares)	96,000	5,256
Tidewater, Inc.	31,600	1,375
		6,631
Oil & Gas - 5.0%
BP PLC sponsored ADR	39,500	2,007
ChevronTexaco Corp.	56,300	4,882
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	234,000	$ 6,564
Exxon Mobil Corp.	278,800	11,199
Ocean Energy, Inc.	64,800	1,387
Phillips Petroleum Co.	83,100	4,970
		31,009
TOTAL ENERGY		37,640
FINANCIALS - 11.9%
Banks - 4.4%
Bank of America Corp.	105,900	7,676
Bank One Corp.	129,500	5,293
FleetBoston Financial Corp.	73,737	2,603
Mercantile Bankshares Corp.	1,900	78
Wachovia Corp.	107,718	4,098
Wells Fargo & Co.	137,500	7,033
Zions Bancorp	7,700	416
		27,197
Diversified Financials - 6.0%
American Express Co.	171,730	7,043
Charles Schwab Corp.	139,500	1,589
Citigroup, Inc.	226,200	9,794
Credit Saison Co. Ltd.	78,300	1,839
Fannie Mae	85,900	6,780
Freddie Mac	27,800	1,817
JAFCO Co. Ltd.	17,400	1,387
Merrill Lynch & Co., Inc.	80,000	3,355
Morgan Stanley Dean Witter & Co.	81,800	3,903
		37,507
Insurance - 1.5%
American International Group, Inc.	135,212	9,346
TOTAL FINANCIALS		74,050
HEALTH CARE - 14.2%
Biotechnology - 2.1%
Alkermes, Inc. (a)	98,900	1,992
Amgen, Inc. (a)	56,600	2,993
Cell Therapeutics, Inc. (a)	56,400	700
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	28,800	$ 1,689
Ilex Oncology, Inc. (a)	113,600	1,862
Millennium Pharmaceuticals, Inc. (a)	100,800	2,012
Myriad Genetics, Inc. (a)	11,200	266
Protein Design Labs, Inc. (a)	101,100	1,816
		13,330
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	203,600	5,074
Guidant Corp. (a)	47,200	1,775
Medtronic, Inc.	139,900	6,252
Stryker Corp.	88,600	4,741
		17,842
Health Care Providers & Services - 0.7%
Trigon Healthcare, Inc. (a)	45,000	4,530
Pharmaceuticals - 8.5%
Abbott Laboratories	132,500	7,148
Allergan, Inc.	87,400	5,761
Bristol-Myers Squibb Co.	184,300	5,308
Forest Laboratories, Inc. (a)	31,400	2,422
Johnson & Johnson	90,500	5,779
Merck & Co., Inc.	91,240	4,958
Mylan Laboratories, Inc.	49,700	1,316
NPS Pharmaceuticals, Inc. (a)	48,200	1,437
Pfizer, Inc.	386,118	14,035
Schering-Plough Corp.	133,400	3,642
Watson Pharmaceuticals, Inc. (a)	38,300	942
		52,748
TOTAL HEALTH CARE		88,450
INDUSTRIALS - 9.0%
Aerospace & Defense - 1.8%
Boeing Co.	88,500	3,947
Lockheed Martin Corp.	70,600	4,441
Northrop Grumman Corp.	25,900	3,125
		11,513
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.6%
AMR Corp. (a)	81,100	$ 1,741
Southwest Airlines Co.	108,300	1,972
		3,713
Building Products - 0.5%
American Standard Companies, Inc. (a)	44,400	3,317
Commercial Services & Supplies - 1.1%
Cintas Corp.	38,600	1,998
First Data Corp.	15,800	1,256
Paychex, Inc.	92,800	3,464
Robert Half International, Inc. (a)	3,500	92
		6,810
Construction & Engineering - 0.1%
Fluor Corp.	17,700	732
Electrical Equipment - 0.2%
Emerson Electric Co.	24,500	1,308
Industrial Conglomerates - 2.5%
General Electric Co.	356,740	11,255
Textron, Inc.	86,100	4,234
		15,489
Machinery - 1.2%
Danaher Corp.	15,000	1,074
Graco, Inc.	52,700	2,359
IDEX Corp.	34,100	1,226
Illinois Tool Works, Inc.	34,990	2,523
		7,182
Road & Rail - 1.0%
Union Pacific Corp.	104,200	5,919
TOTAL INDUSTRIALS		55,983
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 2.0%
Brocade Communications System, Inc. (a)	66,000	1,689
Cisco Systems, Inc. (a)	385,280	5,644
Nokia Corp. sponsored ADR	97,800	1,590
Tekelec (a)	136,600	1,445
UTStarcom, Inc. (a)	80,400	1,970
		12,338
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.9%
Dell Computer Corp. (a)	267,900	$ 7,056
EMC Corp. (a)	224,000	2,047
International Business Machines Corp.	80,100	6,709
NCR Corp. (a)	62,100	2,413
		18,225
Electronic Equipment & Instruments - 0.6%
Agilent Technologies, Inc. (a)	53,600	1,611
Anritsu Corp.	62,000	493
Kyocera Corp.	14,000	952
Sanmina-SCI Corp. (a)	78,800	820
		3,876
Semiconductor Equipment & Products - 7.6%
Altera Corp. (a)	79,300	1,630
Analog Devices, Inc. (a)	105,600	3,903
Applied Materials, Inc. (a)	45,100	1,097
Chartered Semiconductor Manufacturing Ltd. ADR (a)	73,100	1,875
Integrated Circuit Systems, Inc. (a)	56,800	1,130
Integrated Device Technology, Inc. (a)	86,000	2,411
Intel Corp.	589,600	16,868
International Rectifier Corp. (a)	52,300	2,412
LAM Research Corp. (a)	34,720	891
LTX Corp. (a)	120,500	2,556
Marvell Technology Group Ltd. (a)	55,000	1,980
Micrel, Inc. (a)	70,500	1,547
Micron Technology, Inc. (a)	115,900	2,747
QLogic Corp. (a)	29,100	1,330
Texas Instruments, Inc.	108,600	3,359
Tokyo Electron Ltd.	20,400	1,466
		47,202
Software - 5.6%
Adobe Systems, Inc.	34,000	1,359
BEA Systems, Inc. (a)	53,200	570
Microsoft Corp. (a)	597,651	31,236
Reynolds & Reynolds Co. Class A	52,700	1,526
		34,691
TOTAL INFORMATION TECHNOLOGY		116,332
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.1%
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	49,500	$ 1,929
Containers & Packaging - 0.3%
Pactiv Corp. (a)	73,900	1,528
Metals & Mining - 0.5%
Placer Dome, Inc.	273,900	3,257
TOTAL MATERIALS		6,714
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 2.3%
AT&T Corp.	316,500	4,152
BellSouth Corp.	61,000	1,851
KT Corp. sponsored ADR	71,300	1,615
SBC Communications, Inc.	75,400	2,342
Verizon Communications, Inc.	117,600	4,717
		14,677
TOTAL COMMON STOCKS (Cost $559,321)		581,532
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 1.85% (b)	41,617,046	41,617
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	3,333,250	3,333
TOTAL MONEY MARKET FUNDS (Cost $44,950)		44,950
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $604,271)		626,482
NET OTHER ASSETS - (0.5)%		(3,301)
NET ASSETS - 100%		$ 623,181
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $641,668,000 and $691,042,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $55,000 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $610,827,000. Net unrealized appreciation aggregated $15,655,000, of which $66,987,000 related to appreciated investment securities and $51,332,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $124,458,000 of which $10,537,000 and $113,921,000 will expire on April 30, 2009 and 2010, respectively.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $39,269,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $3,222) (cost $604,271) - See accompanying schedule		$ 626,482
Receivable for investments sold		6,853
Receivable for fund shares sold		569
Dividends receivable		357
Interest receivable		63
Other receivables		3
Total assets		634,327
Liabilities
Payable to custodian bank	$ 108
Payable for investments purchased	6,053
Payable for fund shares redeemed	1,203
Accrued management fee	259
Other payables and accrued expenses	190
Collateral on securities loaned, at value	3,333
Total liabilities		11,146
Net Assets		$ 623,181
Net Assets consist of:
Paid in capital		$ 770,649
Undistributed net investment income		639
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(170,319)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,212
Net Assets, for 45,182 shares outstanding		$ 623,181
Net Asset Value, offering price and redemption price per share ($623,181 ÷ 45,182 shares)		$ 13.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Dividends		$ 7,462
Interest		784
Security lending		34
Total income		8,280
Expenses
Management fee Basic fee	$ 3,910
Performance adjustment	(371)
Transfer agent fees	2,178
Accounting and security lending fees	214
Non-interested trustees' compensation	2
Custodian fees and expenses	42
Registration fees	36
Audit	36
Legal	3
Miscellaneous	34
Total expenses before reductions	6,084
Expense reductions	(260)	5,824
Net investment income (loss)		2,456
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(82,514)
Foreign currency transactions	3
Total net realized gain (loss)		(82,511)
Change in net unrealized appreciation (depreciation) on: Investment securities	(44,594)
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		(44,587)
Net gain (loss)		(127,098)
Net increase (decrease) in net assets resulting from operations		$ (124,642)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,456	$ (108)
Net realized gain (loss)	(82,511)	(78,981)
Change in net unrealized appreciation (depreciation)	(44,587)	(128,630)
Net increase (decrease) in net assets resulting from operations	(124,642)	(207,719)
Distributions to shareholders from net investment income	(1,779)	-
Distributions to shareholders in excess of net investment income	-	(494)
Distributions to shareholders from net realized gain	-	(32,910)
Distributions to shareholders in excess of net realized gain	-	(8,217)
Total distributions	(1,779)	(41,621)
Share transactions Net proceeds from sales of shares	166,863	430,508
Reinvestment of distributions	1,728	39,095
Cost of shares redeemed	(196,608)	(557,581)
Net increase (decrease) in net assets resulting from share transactions	(28,017)	(87,978)
Total increase (decrease) in net assets	(154,438)	(337,318)
Net Assets
Beginning of period	777,619	1,114,937
End of period (including undistributed net investment income of $639 and undistributed net investment income of $44, respectively)	$ 623,181	$ 777,619
Other Information Shares
Sold	11,246	23,180
Issued in reinvestment of distributions	117	1,889
Redeemed	(13,279)	(30,273)
Net increase (decrease)	(1,916)	(5,204)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 16.51	$ 21.32	$ 18.39	$ 16.45	$ 12.81
Income from Investment Operations
Net investment income (loss) B	.05	-	.01	.02	.06
Net realized and unrealized gain (loss)	(2.73)	(4.01)	3.39	4.17	4.71
Total from investment operations	(2.68)	(4.01)	3.40	4.19	4.77
Distributions from net investment income	(.04)	-	(.02)	(.02)	(.06)
Distributions in excess of net investment income	-	(.01)	-	-	-
Distributions from net realized gain	-	(.63)	(.45)	(2.23)	(1.07)
Distributions in excess of net realized gain	-	(.16)	-	-	-
Total distributions	(.04)	(.80)	(.47)	(2.25)	(1.13)
Net asset value, end of period	$ 13.79	$ 16.51	$ 21.32	$ 18.39	$ 16.45
Total Return A	(16.25)%	(19.57)%	18.82%	29.48%	39.03%
Ratios to Average Net Assets C
Expenses before expense reductions	.91%	.96%	.91%	.93%	.86%
Expenses net of voluntary waivers, if any	.91%	.96%	.91%	.93%	.86%
Expenses net of all reductions	.87%	.93%	.89%	.90%	.84%
Net investment income (loss)	.37%	(.01)%	.06%	.13%	.39%
Supplemental Data
Net assets, end of period (in millions)	$ 623	$ 778	$ 1,115	$ 633	$ 154
Portfolio turnover rate	99%	118%	99%	100%	159%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 647,000
Capital loss carryforwards	(124,458,000)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 1,779,000

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .33% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $781,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $239,000 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $21,000.

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 13% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Large Cap Stock. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Large Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Annual Report

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Richard A. Spillane, Jr. (51)

Year of Election or Appointment: 1997

Vice President of Large Cap Stock. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Karen Firestone (46)

Year of Election or Appointment: 1999

Vice President of Large Cap Stock and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Firestone managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Large Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Large Cap Stock. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1995 Assistant Treasurer of Large Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Large Cap Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Large Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.000
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.000
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.000
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.000
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.000
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.000
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.000
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.000
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.000
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.000
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	292,446,384.05	86.605
Against	20,802,171.76	6.161
Abstain	18,930,833.63	5.606
Broker Non-Votes	5,497,907.04	1.628
TOTAL	337,677,296.48	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	290,627,994.79	86.067
Against	22,876,842.98	6.775
Abstain	18,674,551.67	5.530
Broker Non-Votes	5,497,907.04	1.628
TOTAL	337,677,296.48	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

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Disciplined Equity Fund

Dividend Growth Fund

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Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

LCS-ANN-0602 157015
1.703546.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Mid-Cap Stock

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity® Mid-Cap Stock	-10.67%	129.02%	283.82%
S&P ® MidCap 400	6.57%	121.85%	244.69%
Mid-Cap Funds Average	-7.93%	68.85%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 29, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 645 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Life of fund
Fidelity Mid-Cap Stock	-10.67%	18.03%	18.08%
S&P MidCap 400	6.57%	17.28%	16.52%
Mid-Cap Funds Average	-7.93%	10.54%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Mid-Cap Stock Fund on March 29, 1994, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $38,382 - a 283.82% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $34,469 - a 244.69% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper SM mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2002, the one year and five year cumulative total returns for the mid-cap growth funds average were -15.78% and 56.36%, respectively. The one year and five year average annual total returns were -15.78% and 8.46%, respectively. The one year and five year cumulative total returns for the mid-cap supergroup average were -6.68% and 68.60%, respectively. The one year and five year average annual total returns were -6.68% and 10.22%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

With very few exceptions, U.S. equity indexes across the investment spectrum registered negative returns during the 12-month period ending April 30, 2002. Any positive momentum generated in investors' favor during the past year was quickly halted by any one of a number of detrimental events, including terrorism, war, recession and accounting scandals, to name a few. While stocks took more than their fair share of lumps during the past 12 months, it's arguable that the damage could have been much worse. Against the aforementioned backdrop, the value-oriented, blue chip proxy Dow Jones Industrial AverageSM declined 5.66%, the large-cap weighted Standard & Poor's 500SM Index fell 12.63%, and the tech-heavy NASDAQ Composite® Index tumbled 19.98%. Small-cap stocks - as represented by the Russell 2000® Index - managed to overcome the volatile market environment. Their low valuations and attractive earnings relative to their larger-cap brethren were attractive to investors, and helped the Russell index gain 6.68% during the past 12 months. Stocks across the board enjoyed better performance in the second half of the period than in the first, as two consecutive quarters of solid growth in gross domestic product signaled an end to the recession, which proved to be one of the mildest on record.

(Portfolio Manager photograph)
An interview with Beso Sikharulidze, Portfolio Manager of Fidelity Mid-Cap Stock Fund

Q. How did the fund perform, Beso?

A. For the one-year period that ended April 30, 2002, the fund returned -10.67%. In comparison, the mid-cap funds average tracked by Lipper Inc. declined 7.93%, while the Standard & Poor's MidCap 400 Index was up 6.57%.

Q. Why did the fund lag its benchmarks during the past year?

A. Overall, it was a very difficult environment for growth companies with high valuations. Given the fund's growth tilt, it was more heavily weighted than its benchmarks in such high-growth market sectors as technology and biotechnology, which struggled the most. Having considerably less exposure to strong-performing smaller-cap stocks held in the index - primarily due to liquidity concerns - further dampened returns.

Q. What was your strategy given this challenging backdrop?

A. I continued to try to find stocks of companies with sustainable growth that were reasonably priced. However, this strategy yielded few rewards during the past year, as negative sentiment toward growth names led to major price-to-earnings contractions. After taking over the fund in June 2001, I eliminated its defensive posture and assumed more cyclical exposure, accumulating positions in several high-quality tech names that I saw as long-term winners. Unfortunately, even these stocks - whose valuations I felt already reflected weak economic conditions - suffered sharp declines in the wake of September 11. However, during this time, I stood by these names and added to positions as their prices fell, which benefited the fund in the fourth quarter when tech shares waged a strong recovery. Feeling the bounce back was too fast, I reduced some of our aggressive tech exposure in December, but that move restrained performance as the sector continued to rally into 2002. Our holdings then faced indiscriminate selling pressure during the first quarter, as growth again fell out of favor. This downturn once again afforded me the opportunity later in the period to buy more of my top names that I felt were oversold.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What can you tell us about some of your other sector-level strategies?

A. Given my positive view on the economy and my belief in a cyclical recovery, I added exposure to other economically sensitive sectors, such as consumer discretionary, at the expense of more-defensive sectors. It wasn't enough, however, as I remained underweighted in groups such as retailing, which outperformed the market. Poor stock picking in media also hurt, as still-sluggish advertising revenues stunted several of our holdings. Elsewhere, health care was a big negative, particularly my focus on biotechnology stocks such as ImClone Systems. While generally not influenced by the direction of the economy, these stocks were hurt by weakness in the NASDAQ and the unwillingness of investors looking for near-term earnings to reward the promising future growth prospects of the group. On the plus side, we benefited from underweighting energy stocks amid a sharp downturn in commodity prices, as well as from good stock picking in the deeply depressed telecommunication services sector.

Q. What stocks worked out well for the fund? Which others detracted?

A. AutoZone was the lead standout. The automotive parts and accessories retailer benefited from a strong auto market and new management that focused on improving returns on invested capital. I liquidated the position during the period to take profits. Semiconductor manufacturer International Rectifier rose on the prospects for a cyclical recovery, while medical device maker St. Jude Medical rode a new product cycle and its strong positioning in the cardiovascular market. Switching to detractors, global power generator AES slipped on poor results from overseas ventures, particularly in the U.K. where it suffered from continued low power prices. Other laggards were mostly of the tech variety with exposure to telecom, such as network software maker Micromuse. I have since sold off both AES and Micromuse.

Q. What's your outlook?

A. The key question here is the timing of the economic recovery. I think the fund is suitably positioned for a cyclical recovery in tech spending, and I believe the long-awaited replacement cycle in technology is just around the corner.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized market capitalizations

Fund number: 337

Trading symbol: FMCSX

Start date: March 29, 1994

Size: as of April 30, 2002, more than $6.7 billion

Manager: Beso Sikharulidze, since 2001; manager, Fidelity Convertible Securities Fund, 1999-2000; Fidelity Advisor Aggressive Growth Fund, 2000-2001; Fidelity Advisor Health Care Fund, 1997-1999; several Fidelity Select Portfolios, 1993-1999; joined Fidelity in 1992

3

Beso Sikharulidze discusses why he continues to emphasize technology stocks:

"Increased productivity is driving this economy. Higher productivity enables firms to produce more goods without adding to payrolls, which helps boost corporate profits. Thus far in 2002, the market has turned its back on the group responsible for driving this dramatic productivity growth, namely technology. This market rotation has provided me with the opportunity to accumulate positions in quality tech stocks at attractive valuations. In many cases, these companies are trading at the same multiples as stocks in other sectors, such as consumer discretionary, but are growing two-to-three times faster.

"I can't allow negative sentiment to discourage me from owning good sustainable growth stories. If anything, I feel this is the time to increase the fund's tech weighting, not decrease it. It's just a matter of getting the best names at reasonable valuations. Enterprises have deferred spending on technology now for 18-24 months and cannot afford to do so forever, because that's what eventually drives their productivity and profitability. That said, I've positioned the fund for a near-term cyclical recovery in tech spending by emphasizing companies that are market leaders, and have clean balance sheets, high margins and strong cash flow generation."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
NVIDIA Corp.	2.3	1.8
Internet Security Systems, Inc.	1.4	0.0
Advent Software, Inc.	1.3	1.5
VERITAS Software Corp.	1.0	0.0
Arrow Electronics, Inc.	1.0	0.4
Allergan, Inc.	0.9	0.5
Stilwell Financial, Inc.	0.9	0.0
International Game Technology	0.9	1.3
Symantec Corp.	0.9	0.0
Weatherford International, Inc.	0.8	0.5
	11.4
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.4	30.6
Health Care	14.8	19.6
Industrials	12.3	8.4
Consumer Discretionary	11.8	8.9
Financials	11.3	6.6
Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Stocks 85.3%		Stocks 72.7%
	Convertible Securities 14.2%		Convertible Securities 14.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 13.0%
* Foreign investments	4.7%	** Foreign investments	4.9%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Common Stocks - 85.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	251,900	$ 8,313
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	208,500	7,181
Harrah's Entertainment, Inc. (a)	220,200	10,825
International Game Technology (a)	952,400	59,954
International Speedway Corp. Class A	99,700	4,287
Mandalay Resort Group (a)	85,200	3,055
MGM Mirage, Inc. (a)	475,900	19,107
Outback Steakhouse, Inc. (a)	201,900	7,081
Station Casinos, Inc. (a)	758,200	14,027
		125,517
Household Durables - 1.9%
Black & Decker Corp.	176,540	8,594
Clayton Homes, Inc.	937,100	16,024
D.R. Horton, Inc.	629,700	16,246
Ethan Allen Interiors, Inc.	87,100	3,589
Furniture Brands International, Inc. (a)	239,000	9,758
Koninklijke Philips Electronics NV sponsored ADR	446,300	13,840
Lennar Corp.	387,648	21,530
Mohawk Industries, Inc. (a)	414,600	26,671
Whirlpool Corp.	179,500	13,454
		129,706
Internet & Catalog Retail - 0.5%
Insight Enterprises, Inc. (a)	773,107	20,178
Lands' End, Inc. (a)	229,700	11,552
		31,730
Media - 3.3%
AOL Time Warner, Inc. (a)	1,164,000	22,139
Entercom Communications Corp. Class A (a)	300,000	15,675
Hispanic Broadcasting Corp. (a)	229,200	6,147
Lamar Advertising Co. Class A (a)	700,900	30,090
Liberty Media Corp. Class A (a)	2,890,500	30,928
Macrovision Corp. (a)	393,349	8,744
Radio One, Inc. Class D (non-vtg.) (a)	2,105,930	45,067
The New York Times Co. Class A	583,900	27,186
TMP Worldwide, Inc. (a)	147,000	4,435
Washington Post Co. Class B	2,100	1,327
Westwood One, Inc. (a)	784,400	28,238
		219,976
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.9%
99 Cents Only Stores (a)	536,933	$ 16,688
Big Lots, Inc. (a)	27,000	417
Dollar Tree Stores, Inc. (a)	859,400	32,778
Family Dollar Stores, Inc.	163,400	5,654
Saks, Inc. (a)	235,500	3,502
		59,039
Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A (a)	441,300	13,239
American Eagle Outfitters, Inc. (a)	264,900	6,736
Barnes & Noble, Inc. (a)	250,300	7,564
Borders Group, Inc. (a)	646,700	15,075
CDW Computer Centers, Inc. (a)	652,900	35,779
PETsMART, Inc. (a)	373,100	5,604
The Limited, Inc.	412,000	7,894
Williams-Sonoma, Inc. (a)	602,800	34,727
		126,618
TOTAL CONSUMER DISCRETIONARY		700,899
CONSUMER STAPLES - 3.4%
Food & Drug Retailing - 0.3%
Fleming Companies, Inc.	527,379	11,623
Whole Foods Market, Inc. (a)	155,900	7,290
		18,913
Food Products - 2.3%
Archer-Daniels-Midland Co.	1,316,500	17,470
Bunge Ltd.	1,410,900	31,209
Dean Foods Co. (a)	952,360	35,256
Hormel Foods Corp.	691,100	17,070
McCormick & Co., Inc. (non-vtg.)	1,404,200	36,004
Saputo, Inc.	886,780	18,797
		155,806
Tobacco - 0.8%
RJ Reynolds Tobacco Holdings, Inc.	752,400	52,066
TOTAL CONSUMER STAPLES		226,785
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 5.4%
Energy Equipment & Services - 4.1%
BJ Services Co. (a)	745,100	$ 27,375
Cooper Cameron Corp. (a)	382,300	20,965
Diamond Offshore Drilling, Inc.	933,900	29,063
ENSCO International, Inc.	813,700	27,471
National-Oilwell, Inc. (a)	1,558,900	41,420
Patterson-UTI Energy, Inc. (a)	231,800	7,418
Pride International, Inc. (a)	245,700	4,568
Rowan Companies, Inc. (a)	552,600	14,025
Smith International, Inc. (a)	232,300	16,273
Tidewater, Inc.	627,900	27,314
Transocean Sedco Forex, Inc.	202,500	7,189
Weatherford International, Inc. (a)	1,099,790	54,847
		277,928
Oil & Gas - 1.3%
Equitable Resources, Inc.	622,000	22,361
Murphy Oil Corp.	336,500	31,749
Noble Affiliates, Inc.	175,800	6,865
Spinnaker Exploration Co. (a)	331,800	14,218
Valero Energy Corp.	194,800	8,408
		83,601
TOTAL ENERGY		361,529
FINANCIALS - 9.9%
Banks - 3.7%
Bank of Hawaii Corp.	137,000	3,902
Banknorth Group, Inc.	158,100	4,172
City National Corp.	191,600	10,586
Commerce Bancorp, Inc., New Jersey	493,728	24,385
Compass Bancshares, Inc.	415,080	14,847
Greenpoint Financial Corp.	787,900	38,962
Hudson City Bancorp, Inc.	45,300	1,702
Investors Financial Services Corp.	497,113	36,607
M&T Bank Corp.	463,000	39,531
North Fork Bancorp, Inc.	1,173,480	45,320
Sovereign Bancorp, Inc.	1,110,500	16,025
UnionBanCal Corp.	308,000	14,907
		250,946
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - 3.4%
AMBAC Financial Group, Inc.	222,700	$ 13,999
E*TRADE Group, Inc. (a)	2,188,200	16,499
Federated Investors, Inc. Class B (non-vtg.)	894,300	28,671
Investment Technology Group, Inc. (a)	175,800	8,087
LaBranche & Co., Inc. (a)	1,688,400	46,262
Lehman Brothers Holdings, Inc.	225,800	13,322
SEI Investments Co.	927,400	31,244
Stilwell Financial, Inc.	2,815,200	60,133
Waddell & Reed Financial, Inc. Class A	409,800	10,552
		228,769
Insurance - 2.8%
ACE Ltd.	581,700	25,316
AFLAC, Inc.	263,200	7,870
Allmerica Financial Corp.	223,400	11,150
American International Group, Inc.	95,900	6,629
Arthur J. Gallagher & Co.	258,700	9,339
Everest Re Group Ltd.	99,500	6,756
Hartford Financial Services Group, Inc.	101,600	7,041
HCC Insurance Holdings, Inc.	1,035,400	26,920
IPC Holdings Ltd.	266,200	9,077
Ohio Casualty Corp. (a)	295,000	5,699
Old Republic International Corp.	217,000	7,211
PartnerRe Ltd.	414,300	22,364
Radian Group, Inc.	581,800	30,195
UICI (a)	96,200	1,972
XL Capital Ltd. Class A	74,100	6,991
		184,530
TOTAL FINANCIALS		664,245
HEALTH CARE - 13.7%
Biotechnology - 2.6%
Alkermes, Inc. (a)	657,900	13,250
Biogen, Inc. (a)	152,000	6,607
Cephalon, Inc. (a)	265,500	15,569
Gilead Sciences, Inc. (a)	887,100	27,607
IDEC Pharmaceuticals Corp. (a)	981,220	53,918
Invitrogen Corp. (a)	668,400	23,180
Millennium Pharmaceuticals, Inc. (a)	313,194	6,251
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Protein Design Labs, Inc. (a)	668,100	$ 11,999
Transkaryotic Therapies, Inc. (a)	412,400	16,438
		174,819
Health Care Equipment & Supplies - 3.5%
Beckman Coulter, Inc.	468,000	22,356
Becton, Dickinson & Co.	585,700	21,770
Biomet, Inc.	440,400	12,432
Cytyc Corp. (a)	485,100	7,621
DENTSPLY International, Inc.	86,700	3,439
Diagnostic Products Corp.	157,100	7,538
Hillenbrand Industries, Inc.	489,300	31,609
ICU Medical, Inc. (a)	114,450	4,350
Invacare Corp.	113,230	4,282
Smith & Nephew PLC	4,368,400	24,861
St. Jude Medical, Inc. (a)	308,600	25,679
Steris Corp. (a)	1,067,900	23,654
Stryker Corp.	89,100	4,768
Sybron Dental Specialties, Inc. (a)	565,053	11,132
Varian Medical Systems, Inc. (a)	166,600	7,222
Viasys Healthcare, Inc. (a)	239,384	4,831
Zimmer Holdings, Inc. (a)	525,200	18,230
		235,774
Health Care Providers & Services - 5.5%
Accredo Health, Inc. (a)	123,000	7,962
AdvancePCS Class A (a)	648,500	21,926
AMN Healthcare Services, Inc.	169,200	5,213
Anthem, Inc.	351,800	23,993
Apria Healthcare Group, Inc. (a)	1,271,700	33,051
Community Health Systems, Inc. (a)	344,200	9,989
Cross Country, Inc.	140,200	4,242
Express Scripts, Inc. (a)	293,100	18,527
First Health Group Corp. (a)	501,100	14,532
HCA, Inc.	110,300	5,271
Health Management Associates, Inc. Class A (a)	669,700	14,291
HealthSouth Corp. (a)	1,984,700	29,969
Henry Schein, Inc. (a)	134,100	6,382
Laboratory Corp. of America Holdings (a)	73,500	7,291
LifePoint Hospitals, Inc. (a)	374,200	15,716
Odyssey Healthcare, Inc.	64,500	2,194
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Patterson Dental Co. (a)	617,159	$ 28,451
Pediatrix Medical Group (a)	24,200	1,137
Priority Healthcare Corp. Class B (a)	376,400	11,194
Quest Diagnostics, Inc. (a)	410,300	37,719
Tenet Healthcare Corp. (a)	253,900	18,629
Triad Hospitals, Inc. (a)	329,800	13,852
Trigon Healthcare, Inc. (a)	231,800	23,333
UnitedHealth Group, Inc.	81,300	7,139
Wellpoint Health Networks, Inc. (a)	118,600	8,904
		370,907
Pharmaceuticals - 2.1%
Allergan, Inc.	954,700	62,924
Atrix Laboratories, Inc. (a)	883,900	21,178
Barr Laboratories, Inc. (a)	132,400	8,824
Forest Laboratories, Inc. (a)	128,500	9,912
ImClone Systems, Inc. (a)	1,663,841	26,788
InterMune, Inc. (a)	179,700	4,807
Perrigo Co. (a)	373,800	4,665
		139,098
TOTAL HEALTH CARE		920,598
INDUSTRIALS - 9.9%
Aerospace & Defense - 1.1%
Invision Technologies, Inc. (a)(d)	1,603,500	36,239
L-3 Communications Holdings, Inc. (a)	65,900	8,421
Lockheed Martin Corp.	133,000	8,366
Precision Castparts Corp.	202,300	7,155
United Defense Industries, Inc.	185,700	5,051
United Technologies Corp.	104,000	7,298
		72,530
Air Freight & Logistics - 0.1%
Expeditors International of Washington, Inc.	177,390	10,266
Airlines - 0.3%
Alaska Air Group, Inc. (a)	392,800	12,031
Continental Airlines, Inc. Class B (a)	355,100	9,233
		21,264
Building Products - 1.0%
American Standard Companies, Inc. (a)	534,370	39,917
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - continued
Masco Corp.	536,100	$ 15,064
York International Corp.	319,300	11,626
		66,607
Commercial Services & Supplies - 5.3%
Apollo Group, Inc. Class A (a)	669,150	25,655
Aramark Corp. Class B	16,000	443
Ceridian Corp. (a)	1,155,600	25,747
Certegy, Inc. (a)	670,450	26,013
ChoicePoint, Inc. (a)	982,305	54,459
Concord EFS, Inc. (a)	208,800	6,805
DST Systems, Inc. (a)	806,800	39,872
Exult, Inc. (a)	1,889,800	16,498
Kroll, Inc. (a)	348,700	6,465
National Processing, Inc. (a)	274,800	8,203
NDCHealth Corp.	194,200	6,247
On Assignment, Inc. (a)(d)	1,340,100	27,244
Paychex, Inc.	383,300	14,309
Republic Services, Inc. (a)	1,298,000	25,700
Sabre Holdings Corp. Class A (a)	356,000	16,554
The BISYS Group, Inc. (a)	659,400	22,551
Viad Corp.	1,060,600	32,327
		355,092
Construction & Engineering - 0.7%
Fluor Corp.	171,400	7,084
Jacobs Engineering Group, Inc. (a)	955,080	37,687
		44,771
Machinery - 1.4%
Graco, Inc.	165,300	7,399
Kennametal, Inc.	403,839	16,016
Lincoln Electric Holdings, Inc.	211,400	6,004
Parker Hannifin Corp.	268,600	13,417
Pentair, Inc.	330,500	16,049
SPX Corp. (a)	275,600	37,110
		95,995
TOTAL INDUSTRIALS		666,525
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 29.0%
Communications Equipment - 1.3%
Brocade Communications System, Inc. (a)	276,800	$ 7,083
Comverse Technology, Inc. (a)	437,000	5,257
Harris Corp.	485,000	17,562
Netscreen Technologies, Inc.	639,900	6,290
Polycom, Inc. (a)	2,507,400	51,703
SBA Communications Corp. Class A (a)	110,800	320
		88,215
Computers & Peripherals - 0.2%
NCR Corp. (a)	370,100	14,382
Electronic Equipment & Instruments - 4.0%
Agilent Technologies, Inc. (a)	200,600	6,028
Amphenol Corp. Class A (a)	1,045,400	45,841
Arrow Electronics, Inc. (a)	2,453,487	64,772
Avnet, Inc.	874,420	22,403
AVX Corp.	565,300	11,266
Diebold, Inc.	216,300	8,180
DSP Group, Inc. (a)	350,000	7,427
Ingram Micro, Inc. Class A (a)	56,200	835
Mettler-Toledo International, Inc. (a)	318,000	12,227
OSI Systems, Inc. (a)	68,320	1,365
Plexus Corp. (a)	303,300	7,579
Roper Industries, Inc.	119,370	5,490
Symbol Technologies, Inc.	1,267,900	10,726
Tech Data Corp. (a)	265,391	12,564
Tektronix, Inc. (a)	132,000	2,904
Thermo Electron Corp.	910,400	17,207
Vishay Intertechnology, Inc. (a)	1,401,400	30,817
		267,631
Internet Software & Services - 2.4%
Check Point Software Technologies Ltd. (a)	248,900	4,518
EarthLink, Inc. (a)	120,500	877
Internet Security Systems, Inc. (a)(d)	4,831,167	94,691
Overture Services, Inc. (a)	824,100	28,176
Retek, Inc. (a)	964,400	22,759
Yahoo!, Inc. (a)	858,100	12,666
		163,687
IT Consulting & Services - 2.2%
Acxiom Corp. (a)	443,000	7,367
Affiliated Computer Services, Inc. Class A (a)	731,800	39,568
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - continued
CGI Group, Inc. Class A (sub. vtg.) (a)	865,400	$ 4,552
KPMG Consulting, Inc. (a)	1,368,300	23,945
Manhattan Associates, Inc. (a)	418,600	13,219
Perot Systems Corp. Class A (a)	386,800	6,885
SunGard Data Systems, Inc. (a)	1,771,140	52,709
		148,245
Office Electronics - 0.2%
IKON Office Solutions, Inc.	1,166,600	15,166
Semiconductor Equipment & Products - 10.7%
Advanced Micro Devices, Inc. (a)	2,105,400	23,538
Altera Corp. (a)	473,100	9,727
Analog Devices, Inc. (a)	1,020,900	37,732
ASM International NV (a)	540,300	12,427
ASML Holding NV (NY Shares) (a)	170,000	3,796
ATMI, Inc. (a)	748,300	22,823
Cymer, Inc. (a)	443,620	20,970
Cypress Semiconductor Corp. (a)	465,300	10,362
ESS Technology, Inc. (a)	964,500	15,403
Fairchild Semiconductor International, Inc. Class A (a)	677,400	18,249
FEI Co. (a)	285,000	7,533
Infineon Technologies AG sponsored ADR	726,300	13,102
Integrated Device Technology, Inc. (a)	1,216,200	34,102
International Rectifier Corp. (a)	1,004,500	46,328
Intersil Corp. Class A (a)	426,700	11,457
KLA-Tencor Corp. (a)	693,300	40,884
Kulicke & Soffa Industries, Inc. (a)	751,700	13,636
LAM Research Corp. (a)	445,638	11,435
Lattice Semiconductor Corp. (a)	1,151,900	13,650
LSI Logic Corp. (a)	1,259,400	16,183
LTX Corp. (a)	475,600	10,087
Marvell Technology Group Ltd. (a)	340,800	12,269
Microchip Technology, Inc. (a)	185,000	8,233
Micron Technology, Inc. (a)	1,401,600	33,218
Mykrolis Corp.	263,483	3,884
National Semiconductor Corp. (a)	434,817	13,705
NVIDIA Corp. (a)	4,437,146	154,455
Oak Technology, Inc. (a)	562,800	8,009
Photronics, Inc. (a)	402,300	13,256
Semtech Corp. (a)	1,347,900	43,106
Silicon Laboratories, Inc. (a)	205,000	6,060
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,286,400	$ 22,769
Teradyne, Inc. (a)	198,100	6,527
		718,915
Software - 8.0%
Adobe Systems, Inc.	183,800	7,345
Advent Software, Inc. (a)	1,724,953	85,178
BEA Systems, Inc. (a)	1,022,028	10,956
Cadence Design Systems, Inc. (a)	1,272,800	26,067
Cognos, Inc. (a)	577,400	13,373
Compuware Corp. (a)	1,178,800	9,242
Electronic Arts, Inc. (a)	624,200	36,859
Jack Henry & Associates, Inc.	198,900	4,630
Kronos, Inc. (a)	654,400	26,601
Lawson Software, Inc.	592,600	5,043
Mentor Graphics Corp. (a)	1,528,800	29,506
Nassda Corp.	3,700	55
National Instruments Corp. (a)	297,300	11,425
Network Associates, Inc. (a)	1,643,900	29,179
Numerical Technologies, Inc. (a)	626,100	8,164
Peregrine Systems, Inc. (a)	872,500	5,977
Precise Software Solutions Ltd. (a)	1,113,800	14,635
Rational Software Corp. (a)	507,400	7,393
Reynolds & Reynolds Co. Class A	272,600	7,894
SERENA Software, Inc. (a)	1,454,394	19,998
Sybase, Inc. (a)	170,900	2,403
Symantec Corp. (a)	1,598,099	56,589
Synopsys, Inc. (a)	925,899	41,767
TIBCO Software, Inc. (a)	755,400	6,338
VERITAS Software Corp. (a)	2,427,200	68,787
		535,404
TOTAL INFORMATION TECHNOLOGY		1,951,645
MATERIALS - 1.3%
Chemicals - 0.5%
Engelhard Corp.	374,400	11,389
Ferro Corp.	357,900	10,136
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Minerals Technologies, Inc.	140,800	$ 7,040
PPG Industries, Inc.	130,400	6,821
		35,386
Containers & Packaging - 0.7%
Ball Corp.	276,544	13,150
Packaging Corp. of America (a)	1,194,500	23,591
Pactiv Corp. (a)	670,300	13,855
		50,596
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	241,600	4,291
TOTAL MATERIALS		90,273
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.6%
Citizens Communications Co.	3,208,500	29,743
IDT Corp.	349,900	6,998
TeraBeam Networks (f)	12,800	3
Verizon Communications, Inc.	161,400	6,474
		43,218
Wireless Telecommunication Services - 0.5%
America Movil SA de CV sponsored ADR	341,200	6,363
AT&T Wireless Services, Inc. (a)	765,900	6,855
Metro One Telecommunications, Inc. (a)	771,385	13,731
Telephone & Data Systems, Inc.	78,500	6,751
		33,700
TOTAL TELECOMMUNICATION SERVICES		76,918
UTILITIES - 1.2%
Electric Utilities - 0.4%
Dominion Resources, Inc.	100,000	6,642
Northeast Utilities	848,100	16,962
		23,604
Gas Utilities - 0.4%
Kinder Morgan, Inc.	557,200	26,974
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Water Utilities - 0.4%
American Water Works, Inc.	638,480	$ 27,902
TOTAL UTILITIES		78,480
TOTAL COMMON STOCKS (Cost $5,431,855)		5,737,897
Convertible Preferred Stocks - 3.2%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.2%
Six Flags, Inc. $1.8125 PIERS	545,000	14,681
Media - 0.1%
Pegasus Communications Corp. Series C, $6.50	733,300	8,662
TOTAL CONSUMER DISCRETIONARY		23,343
ENERGY - 0.4%
Energy Equipment & Services - 0.4%
EVI, Inc. $2.50	455,900	23,762
FINANCIALS - 1.4%
Banks - 0.2%
IndyMac Bancorp, Inc. $3.00	240,000	11,724
Diversified Financials - 1.1%
Amdocs Automatic Common Exchange Securities Trust $1.51 TRACES	1,174,900	23,381
Caremark Rx Capital Trust I $3.50	260,500	38,310
Equity Securities Trust I (Cablevision Systems Corp. - NY Group Class A) $2.3432	519,000	13,546
		75,237
Insurance - 0.1%
PartnerRe Ltd. $4.00	148,900	8,300
Prudential Financial, Inc. $3.375	36,000	2,030
		10,330
TOTAL FINANCIALS		97,291
Convertible Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Anthem, Inc. $3.00	20,000	$ 1,697
INDUSTRIALS - 0.7%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. $7.25	30,000	3,870
Commercial Services & Supplies - 0.6%
Cendant Corp. $3.875	905,000	41,442
TOTAL INDUSTRIALS		45,312
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Crown Castle International Corp. $3.125 PIERS	213,000	4,580
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.3%
Broadwing, Inc. (IXC Communications, Inc.) Series B, $3.375	147,400	4,540
Sprint Corp. $1.78	1,000,000	14,390
		18,930
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $222,672)		214,915
Convertible Bonds - 11.0%
Moody's Ratings (unaudited) (b)		Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.1%
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. 4.75% 2/1/09	Caa2	$ 27,000	17,145
Media - 0.4%
Getty Images, Inc. 5% 3/15/07	B2	2,000	1,810
Lamar Advertising Co. 5.25% 9/15/06	B2	21,940	23,951
			25,761
Specialty Retail - 0.4%
Best Buy Co., Inc. 2.25% 1/5/22 (e)	Ba1	24,000	23,880
Gap, Inc. 5.75% 3/15/09 (e)	Ba3	3,700	4,141
			28,021
TOTAL CONSUMER DISCRETIONARY			70,927
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
ENERGY - 0.1%
Oil & Gas - 0.1%
Devon Energy Corp. 4.95% 8/15/08	Baa2	$ 10,000	$ 9,938
HEALTH CARE - 1.1%
Biotechnology - 1.1%
Alkermes, Inc. 3.75% 2/15/07	-	32,200	22,097
Cephalon, Inc. 2.5% 12/15/06 (e)	-	7,447	6,870
CuraGen Corp. 6% 2/2/07	CCC	11,590	8,229
CV Therapeutics, Inc. 4.75% 3/7/07	-	20,421	15,732
Gilead Sciences, Inc. 5% 12/15/07	-	9,600	13,920
OSI Pharmaceuticals, Inc. 4% 2/1/09 (e)	-	10,510	9,367
			76,215
INDUSTRIALS - 1.7%
Aerospace & Defense - 0.6%
L-3 Communications Holdings, Inc. 4% 9/15/11 (e)	Ba3	30,000	39,975
Construction & Engineering - 0.2%
Shaw Group, Inc. 0% 5/1/21	Ba2	24,000	13,670
Electrical Equipment - 0.4%
Electro Scientific Industries, Inc. 4.25% 12/21/06 (e)	-	26,580	27,702
Machinery - 0.5%
Tyco International Group SA 0% 2/12/21	Baa2	48,250	33,051
TOTAL INDUSTRIALS			114,398
INFORMATION TECHNOLOGY - 6.3%
Communications Equipment - 0.7%
Brocade Communications System, Inc. 2% 1/1/07 (e)	-	23,850	21,494
Comverse Technology, Inc. 1.5% 12/1/05	BB	25,355	19,419
Redback Networks, Inc. 5% 4/1/07	-	10,360	4,663
			45,576
Electronic Equipment & Instruments - 1.2%
Agilent Technologies, Inc. 3% 12/1/21 (e)	Baa2	3,500	4,030
Sanmina-SCI Corp. 0% 9/12/20	Ba2	72,500	26,187
Solectron Corp. liquid yield option note 0% 5/8/20	Ba1	57,250	33,171
Convertible Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Tech Data Corp. 2% 12/15/21 (e)	Ba2	$ 10,000	$ 10,345
Veeco Instruments, Inc. 4.125% 12/21/08 (e)	-	6,400	6,500
			80,233
Internet Software & Services - 0.1%
DoubleClick, Inc. 4.75% 3/15/06	B-	9,450	7,589
Semiconductor Equipment & Products - 1.0%
Amkor Technology, Inc. 5% 3/15/07	B3	10,000	7,809
ASML Holding NV 5.75% 10/15/06 (e)	-	3,868	5,599
Atmel Corp. 0% 5/23/21	CCC+	42,500	14,344
ATMI, Inc. 5.25% 11/15/06 (e)	B-	2,425	3,841
International Rectifier Corp. 4.25% 7/15/07	B2	21,000	19,635
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	B3	2,000	1,990
RF Micro Devices, Inc. 3.75% 8/15/05	-	20,000	16,950
			70,168
Software - 3.3%
BEA Systems, Inc. 4% 12/15/06	B	40,000	33,068
Mercury Interactive Corp. 4.75% 7/1/07	-	86,400	74,752
Network Associates, Inc. 5.25% 8/15/06 (e)	-	1,075	1,336
Peregrine Systems, Inc. 5.5% 11/15/07	-	21,575	14,887
Rational Software Corp. 5% 2/1/07	-	73,770	64,785
Symantec Corp. 3% 11/1/06 (e)	-	24,700	31,045
			219,873
TOTAL INFORMATION TECHNOLOGY			423,439
TELECOMMUNICATION SERVICES - 0.7%
Wireless Telecommunication Services - 0.7%
American Tower Corp. 2.25% 10/15/09	Caa1	67,000	44,890
TOTAL CONVERTIBLE BONDS (Cost $700,281)			739,807
Money Market Funds - 2.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (c)	120,572,673	$ 120,573
Fidelity Securities Lending Cash Central Fund, 1.85% (c)	75,806,978	75,807
TOTAL MONEY MARKET FUNDS (Cost $196,380)		196,380
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $6,551,188)		6,888,999
NET OTHER ASSETS - (2.4)%		(161,356)
NET ASSETS - 100%		$ 6,727,643
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
TRACES	-	Trust Automatic Common Exchange Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $196,125,000 or 2.9% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 48
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.7%	BBB	0.9%
Ba	2.2%	BB	1.3%
B	0.8%	B	3.1%
Caa	0.9%	CCC	0.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 4.9%. FMR has determined that unrated debt securities that are lower quality account for 4.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $13,895,026,000 and $12,071,493,000, respectively, of which long-term U.S. government and government agency obligations aggregated $0 and $270,033,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $892,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,000 or 0% of net assets.

The fund participated in the security lending program during the period. At period end the fund received as collateral U.S. Treasury obligations valued at $660,000.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $6,565,874,000. Net unrealized appreciation aggregated $323,125,000, of which $801,808,000 related to appreciated investment securities and $478,683,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $496,233,000 all of which will expire on April 30, 2010.
The fund intends to elect to defer to its fiscal year ending April 30, 2003 approximately $142,884,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $74,041) (cost $6,551,188) - See accompanying schedule		$ 6,888,999
Receivable for investments sold		101,305
Receivable for fund shares sold		10,259
Dividends receivable		3,670
Interest receivable		7,780
Redemption fees receivable		1
Other receivables		45
Total assets		7,012,059
Liabilities
Payable for investments purchased	$ 190,921
Payable for fund shares redeemed	13,800
Accrued management fee	3,385
Other payables and accrued expenses	503
Collateral on securities loaned, at value	75,807
Total liabilities		284,416
Net Assets		$ 6,727,643
Net Assets consist of:
Paid in capital		$ 7,034,755
Undistributed net investment income		21,939
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(666,869)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		337,818
Net Assets, for 314,086 shares outstanding		$ 6,727,643
Net Asset Value, offering price and redemption price per share ($6,727,643 ÷ 314,086 shares)		$ 21.42

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Dividends		$ 41,115
Interest		67,230
Security lending		647
Total income		108,992
Expenses
Management fee Basic fee	$ 37,860
Performance adjustment	7,290
Transfer agent fees	15,298
Accounting and security lending fees	746
Non-interested trustees' compensation	20
Custodian fees and expenses	134
Registration fees	145
Audit	52
Legal	34
Miscellaneous	51
Total expenses before reductions	61,630
Expense reductions	(4,333)	57,297
Net investment income (loss)		51,695
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $9,622 on sales of investments in affiliated issuers)	(567,590)
Foreign currency transactions	(84)
Total net realized gain (loss)		(567,674)
Change in net unrealized appreciation (depreciation) on: Investment securities	(267,636)
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		(267,631)
Net gain (loss)		(835,305)
Net increase (decrease) in net assets resulting from operations		$ (783,610)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 51,695	$ 47,328
Net realized gain (loss)	(567,674)	159,451
Change in net unrealized appreciation (depreciation)	(267,631)	(37,759)
Net increase (decrease) in net assets resulting from operations	(783,610)	169,020
Distributions to shareholders from net investment income	(46,187)	(25,102)
Distributions to shareholders from net realized gain	-	(383,752)
Distributions to shareholders in excess of net realized gain	-	(97,510)
Total distributions	(46,187)	(506,364)
Share transactions Net proceeds from sales of shares	2,569,867	5,664,195
Reinvestment of distributions	44,723	491,163
Cost of shares redeemed	(2,015,136)	(2,931,496)
Net increase (decrease) in net assets resulting from share transactions	599,454	3,223,862
Redemption fees	333	87
Total increase (decrease) in net assets	(230,010)	2,886,605
Net Assets
Beginning of period	6,957,653	4,071,048
End of period (including undistributed net investment income of $21,939 and undistributed net investment income of $21,769, respectively)	$ 6,727,643	$ 6,957,653
Other Information Shares
Sold	115,295	225,669
Issued in reinvestment of distributions	1,895	19,908
Redeemed	(91,295)	(119,394)
Net increase (decrease)	25,895	126,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 24.14	$ 25.13	$ 19.22	$ 18.80	$ 14.30
Income from Investment Operations
Net investment income (loss) B	.18 D	.20	(.04)	.01	(.02)
Net realized and unrealized gain (loss)	(2.74) D	1.41	8.55	1.69	6.30
Total from investment operations	(2.56)	1.61	8.51	1.70	6.28
Distributions from net investment income	(.16)	(.10)	(.01)	-	(.01)
Distributions from net realized gain	-	(1.99)	(2.59)	(1.28)	(1.77)
Distributions in excess of net realized gain	-	(.51)	-	-	-
Total distributions	(.16)	(2.60)	(2.60)	(1.28)	(1.78)
Redemptions fees added to paid in capital B	-	-	-	-	-
Net asset value, end of period	$ 21.42	$ 24.14	$ 25.13	$ 19.22	$ 18.80
Total Return A	(10.67)%	6.47%	49.47%	9.92%	46.55%
Ratios to Average Net Assets C
Expenses before expense reductions	.94%	.90%	.89%	.77%	.90%
Expenses net of voluntary waivers, if any	.94%	.90%	.89%	.77%	.90%
Expenses net of all reductions	.87%	.84%	.86%	.74%	.86%
Net investment income (loss)	.79% D	.81%	(.20)%	.08%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,728	$ 6,958	$ 4,071	$ 1,709	$ 1,898
Portfolio turnover rate	200%	218%	205%	121%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income (loss) per share by $.06 and decrease net realized and unrealized gain (loss) per share by $.06. Without this change the ratio of net investment income (loss) to average net assets would have been .52%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Mid-Cap Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 7,982,000
Capital loss carryforwards	$496,233,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 46,187,000

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to 0.75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $157,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on May 1, 2001.

The effect of this change during the period, was to increase net investment income by $17,847,000; decrease net unrealized appreciation/depreciation by $12,156,000; and decrease net realized gain (loss) by $5,691,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $18,047,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to

Annual Report

5. Committed Line of Credit - continued

pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,131,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $21,000 and $181,000, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advent Software, Inc.	$ 12,908	$ 28,362	$ -	$ -
Internet Security Systems, Inc.	51,460	-	-	94,691
Invision Technologies, Inc.	25,250	1,873	-	36,239
Metro One Telecommunications, Inc.	-	1,525	-	-
On Assignment, Inc.	411	1,081	-	27,244
Stellent, Inc.	11,026	17,132	-	-
TOTALS	$ 101,055	$ 49,973	$ -	$ 158,174

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid-Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid-Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid-Cap Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Mid-Cap Stock. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Mid-Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Richard A. Spillane, Jr. (51)

Year of Election or Appointment: 1997

Vice President of Mid-Cap Stock. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Beso Sikharulidze (37)

Year of Election or Appointment: 2001

Vice President of Mid-Cap Stock and other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Sikharulidze managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Mid-Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Mid-Cap Stock. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1994 Assistant Treasurer of Mid-Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Mid-Cap Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Mid-Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 71% and 100% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.000
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.000
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.000
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.000
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.000
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.000
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.000
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.000
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.000
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.000
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	3,005,819,717.31	86.042
Against	207,985,889.32	5.954
Abstain	192,300,903.24	5.504
Broker Non-Votes	87,328,262.00	2.500
TOTAL	3,493,434,771.87	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	2,979,281,538.57	85.282
Against	233,022,428.58	6.671
Abstain	193,802,542.72	5.547
Broker Non-Votes	87,328,262.00	2.500
TOTAL	3,493,434,771.87	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
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www.fidelity.com

Fidelity®

Small Cap Stock

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity ® Small Cap Stock	14.98%	59.60%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	12.68%	59.60%
Russell 2000 ®	6.68%	15.13%
Small Cap Funds Average	3.38%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on March 12, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,021 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Small Cap Stock	14.98%	11.96%
Fidelity Small Cap Stock (incl. 2.00% trading fee)	12.68%	11.96%
Russell 2000	6.68%	3.47%
Small Cap Funds Average	3.38%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Stock Fund on March 12, 1998, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $15,960 - a 59.60% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,513 - a 15.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper small-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of April 30, 2002, the one year cumulative total return for the small-cap core fund's average was 10.97%. The one year average annual total return was 10.97%. The one year cumulative total return for the small-cap supergroup average was 5.99%. The one year average annual total return was 5.99%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

With very few exceptions, U.S. equity indexes across the investment spectrum registered negative returns during the 12-month period ending April 30, 2002. Any positive momentum generated in investors' favor during the past year was quickly halted by any one of a number of detrimental events, including terrorism, war, recession and accounting scandals, to name a few. While stocks took more than their fair share of lumps during the past 12 months, it's arguable that the damage could have been much worse. Against the aforementioned backdrop, the value-oriented, blue chip proxy Dow Jones Industrial AverageSM declined 5.66%, the large-cap weighted Standard & Poor's 500SM Index fell 12.63%, and the growth-oriented, tech-heavy NASDAQ Composite® Index tumbled 19.98%. Small-cap stocks - as represented by the Russell 2000® Index - managed to overcome the volatile market environment. Their low valuations and attractive earnings relative to their larger-cap brethren were attractive to investors and helped the Russell index gain 6.68% during the past 12 months. Stocks across the board enjoyed better performance in the second half of the period than in the first, as two consecutive quarters of solid growth in gross domestic product signaled an end to the recession, which proved to be one of the mildest on record.

(Portfolio Manager photograph)
An interview with Paul Antico, Portfolio Manager of Fidelity Small Cap Stock Fund

Q. How did the fund perform, Paul?

A. It performed very well. For the 12-month period that ended April 30, 2002, the fund returned 14.98%. That beat the 6.68% return of the Russell 2000 Index and the 3.38% return of the small cap funds average, according to Lipper Inc.

Q. What accounted for the fund's strong performance relative to the benchmark and its Lipper peer group?

A. As always, it was individual stock selection across a number of sectors. Materials were a significant part of my holdings, up from a year ago, and they helped the fund's performance relative to the Russell index. Steel, aluminum and paper all were selling at record-low prices due to a temporary imbalance of supply and demand, and I believed it was a good time to buy in anticipation of an eventual recovery. Real estate investment trusts (REITs) also took on a more important role in the portfolio, and generally performed well. At the same time, I underweighted financial stocks. The fund performed better than the Lipper peer average because we were less focused on poorer performing growth stocks than our peers during the past year. Individual stock selection also helped.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy in light of the volatile stock market environment of the past year?

A. I didn't try to predict what would happen in the market or the economy in the short term; I just tried to find good long-term opportunities. With its many uncertainties, the recent environment actually helped the fund. I was able to sift through many stocks, including some that I had previously deemed overvalued, and find good companies at bargain prices. However, I also tended to have a high proportion of cash, as I continued to struggle to find enough of these attractively priced stocks.

Q. Which stocks helped the fund's performance?

A. PETsMART made significant operational improvements, including remodeling for better store design, bringing its Internet activities closer to profitability and increasing its focus on such services as grooming and pet hotels, where margins were higher. As a result, the company's prospects improved and its stock appreciated strongly. Owens-Illinois, the fund's largest holding, was threatened by asbestos litigation, but was generating enough cash to handle all claims - which were tapering off - and had good legal protection. I bought the stock at a bargain and it subsequently performed well. Coinstar, with more than 8,500 coin-counting machines in supermarkets across the country, also had a solid year. It hit earnings targets and brought in a new CEO, who understood the marketing potential of Coinstar's products and began to leverage the brand and its market position.

Q. What were the disappointments?

A. Human Genome Sciences was hurt along with competitors by the recent slowdown in the Food and Drug Administration's approval process for new drugs. In addition, its first two drugs on the market were not the huge successes many had anticipated. CEC Entertainment, the parent company of Chuck E. Cheese, performed poorly due to missed earnings targets, increased labor and energy costs, and slipping same-store sales. eFunds, the nation's largest back-office processor of debit card transactions, had attractive long-term prospects due to increased debit-card usage in the U.S., but investors were disappointed in the company's slower-than-expected growth rate, and its stock price declined.

Q. What's your outlook, Paul?

A. I'm cautiously optimistic. I have a universe of more 9,000 stocks in the U.S. - and 20,000-plus internationally - from which to choose, and I have the broadest and deepest research resources at Fidelity to help me find the next success stories, regardless of the market environment. Generally, I try to buy good growth companies, but attractive valuation is essential. Going forward, I'll maintain my typical long-term and valuation-sensitive orientation, and will continue to try to get into good stocks early rather than attempting to time the market. It can sometimes require great patience waiting for a stock to move, but when it does, it can deliver a terrific return, justifying the wait.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with small market capitalizations

Fund number: 340

Trading symbol: FSLCX

Start date: March 12, 1998

Size: as of April 30, 2002, more than $1.7 billion

Manager: Paul Antico, since inception; manager, Fidelity Advisor Consumer Industries Fund, 1997-1998; several Fidelity Select Portfolios, 1993-1998; joined Fidelity in 1991

3

Paul Antico on the importance of being knowledgeable about the broad spectrum of small-cap stocks:

"I'm constantly trying to learn as much as possible about anything that may be relevant to small-cap investing. I try to keep my eyes open to wherever good stock possibilities may be. To me, it's all about finding the best stocks at the best prices, no matter what industry or location they may be in. To do that, I read trade magazines, study Securities and Exchange Commission documents, exchange thoughts with my analysts, use the vast resources of the Internet and educate myself about industries that are less familiar to me. These efforts give me a sense of perspective about different industries, both domestically and internationally, and help me anticipate new and shifting opportunities.

"Many investors are knowledgeable about one or two sectors, but when the economic cycle shifts to favor other types of stocks they are often unprepared. The criteria for investing in cyclical stocks are very different than for technology or retail stocks, and I have to be prepared to identify the best candidates in any of these areas. For this, Fidelity's research department is my ace in the hole. In a universe of nearly 30,000 stocks, it's crucial to have the right resources to succeed over the long term and through changing market cycles. My research team gives me that advantage."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Owens-Illinois, Inc.	3.0	1.5
Tech Data Corp.	2.6	2.2
American Healthways, Inc.	2.3	0.3
Alexandria Real Estate Equities, Inc.	1.9	2.5
Coinstar, Inc.	1.8	1.2
PETsMART, Inc.	1.6	1.2
Ingram Micro, Inc. Class A	1.5	1.1
Phoenix Technologies Ltd.	1.5	1.1
Apartment Investment & Management Co. Class A	1.4	1.6
eFunds Corp.	1.1	3.2
	18.7
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	17.4	15.2
Information Technology	15.4	18.8
Consumer Discretionary	15.1	20.5
Health Care	12.5	11.0
Materials	10.0	12.2
Asset Allocation (% of fund's net assets)
As of April 30, 2002 *		As of October 31, 2001 **
	Stocks 80.0%		Stocks 87.3%
	Convertible Securities 1.9%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 18.1%		Short-Term Investments and Net Other Assets 10.4%
* Foreign investments	13.3%	** Foreign investments	12.8%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Common Stocks - 80.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.1%
Auto Components - 0.6%
Keystone Automotive Industries, Inc. (a)	378,400	$ 7,386
Wabtec Corp.	252,100	3,855
		11,241
Automobiles - 0.4%
Coachmen Industries, Inc.	351,700	6,506
Hotels, Restaurants & Leisure - 2.7%
Ask Central PLC	1,611,763	4,404
CEC Entertainment, Inc. (a)	75,400	3,483
Checkers Drive-In Restaurants, Inc. (a)(c)	648,000	7,840
Fitness First PLC (a)	850,000	5,791
Garden Fresh Restaurant Corp. (a)	70,780	922
Hollywood Casino Corp. Class A (a)	425,750	6,501
IHOP Corp. (a)	135,100	4,911
Kappa Create Co. Ltd.	11,200	635
Pizzaexpress PLC	350,000	3,433
WMS Industries, Inc. (a)	249,300	4,016
Worldwide Restaurant Concepts, Inc. (a)(c)	2,713,800	6,133
		48,069
Household Durables - 1.3%
Applica, Inc. (a)(c)	1,486,100	15,307
Helen of Troy Corp. (a)	159,596	2,204
SEB SA	60,000	4,875
		22,386
Internet & Catalog Retail - 1.3%
Insight Enterprises, Inc. (a)	718,500	18,753
Shop At Home, Inc. (a)	1,349,100	3,912
		22,665
Leisure Equipment & Products - 0.4%
Brunswick Corp.	139,800	3,941
Heiwa Corp.	199,600	2,958
		6,899
Media - 0.5%
Granite Broadcasting Corp. (non vtg.) (a)	331,000	861
Grupo Radio Centro SA de CV sponsored ADR (a)	330,500	1,748
Trader.com NV (A Shares) (a)	350,000	2,584
XM Satellite Radio Holdings, Inc. Class A (a)	227,400	2,617
		7,810
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.7%
Liquidation World, Inc. (a)	338,100	$ 1,739
Merchant Retail Group PLC	2,242,381	4,641
Mothercare PLC	910,013	3,382
Saks, Inc. (a)	192,270	2,859
		12,621
Specialty Retail - 5.4%
Aaron Rents, Inc.	218,100	6,096
Designs, Inc. (a)	694,500	3,014
Electronics Boutique PLC	4,224,817	8,620
Foot Locker, Inc. (a)	290,500	4,575
Forzani Group Ltd. Class A (a)	825,700	11,507
Hancock Fabrics, Inc.	157,200	2,859
Hibbett Sporting Goods, Inc. (a)	390,300	10,284
Jo-Ann Stores, Inc. Class A (a)	155,900	3,021
La Senza Corp. (c)	659,900	6,100
Officemax, Inc. (a)	445,600	2,798
PETCO Animal Supplies, Inc.	39,600	950
PETsMART, Inc. (a)	1,897,699	28,503
Regis Corp.	68,000	2,044
Restoration Hardware, Inc. (a)	399,900	4,759
		95,130
Textiles, Apparel & Lux. Goods - 1.8%
Ashworth, Inc. (a)(c)	1,315,000	11,835
Gildan Activewear, Inc. Class A (sub. vtg.) (a)	459,600	8,549
Oshkosh B'Gosh, Inc. Class A	237,800	9,952
Tropical Sportswear International Corp. (a)	59,400	1,639
		31,975
TOTAL CONSUMER DISCRETIONARY		265,302
CONSUMER STAPLES - 2.7%
Beverages - 0.2%
Wolverhampton & Dudley Breweries PLC	338,983	3,273
Food & Drug Retailing - 0.2%
Duane Reade, Inc. (a)	21,100	670
Fleming Companies, Inc.	150,151	3,309
		3,979
Food Products - 1.3%
AgriBioTech, Inc. warrants (a)	60,000	0
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Dean Foods Co. (a)	291,170	$ 10,779
Goodman Fielder Ltd.	5,000,000	4,226
Hain Celestial Group, Inc. (a)	229,900	4,214
Tasty Baking Co.	183,600	3,099
		22,318
Household Products - 0.6%
Pennzoil-Quaker State Co.	519,300	11,222
Personal Products - 0.4%
Herbalife International, Inc. Class B (non-vtg.)	230,300	4,373
Pacific Corp.	20,000	2,320
		6,693
TOTAL CONSUMER STAPLES		47,485
ENERGY - 0.2%
Energy Equipment & Services - 0.2%
CHC Helicopter Corp. Class A (sub. vtg.) (a)	201,000	3,346
FINANCIALS - 8.0%
Banks - 2.2%
Anglo Irish Bank Corp. PLC	750,000	4,039
Bank of Hawaii Corp.	150,000	4,272
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	424,400	5,411
Cassa Di Risparmio Di Firenze	2,000,000	2,467
Cathay Bancorp, Inc.	27,600	2,357
Commerce Bancorp, Inc., New Jersey	50,546	2,496
East West Bancorp, Inc.	140,320	5,023
EFC Bancorp, Inc.	26,000	391
MutualFirst Financial, Inc.	18,000	347
Silicon Valley Bancshares (a)	212,700	6,796
UCBH Holdings, Inc.	149,900	5,914
		39,513
Diversified Financials - 0.4%
Farmer Mac Class C (non-vtg.) (a)	68,500	2,583
LaBranche & Co., Inc. (a)	150,300	4,118
		6,701
Insurance - 1.2%
HCC Insurance Holdings, Inc.	249,500	6,487
Markel Corp. (a)	18,700	4,077
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Ohio Casualty Corp. (a)	85,300	$ 1,648
PartnerRe Ltd.	43,000	2,321
Penn-America Group, Inc.	37,600	643
UICI (a)	274,300	5,623
		20,799
Real Estate - 4.2%
Alexandria Real Estate Equities, Inc.	752,200	34,376
Apartment Investment & Management Co. Class A	491,000	24,108
Arden Realty, Inc.	100,000	2,815
CenterPoint Properties Trust (SBI)	65,100	3,561
Correctional Properties Trust	241,100	5,063
Reckson Associates Realty Corp.	123,900	3,023
		72,946
TOTAL FINANCIALS		139,959
HEALTH CARE - 12.4%
Biotechnology - 3.0%
Affymetrix, Inc. (a)	116,800	2,963
Charles River Labs International, Inc. (a)	150,000	4,493
Connetics Corp. (a)	386,400	4,633
Decode Genetics, Inc. (a)	400,000	2,220
Exelixis, Inc. (a)	265,230	2,626
Geneprot, Inc. (e)	43,000	473
Human Genome Sciences, Inc. (a)	990,000	15,583
Karo Bio AB (a)	145,000	3,337
Lifelink Monitoring Corp. warrants 11/28/02 (a)(e)	379,035	4
Myriad Genetics, Inc. (a)	348,700	8,285
SYN X Pharma, Inc. (a)	160,100	235
Trimeris, Inc. (a)	150,500	7,216
Visible Genetics, Inc. (a)	100,000	663
		52,731
Health Care Equipment & Supplies - 1.1%
Gyrus Group PLC (a)	1,200,000	4,914
Isolyser, Inc. (a)	219,700	672
Medical Action Industries, Inc. (a)	240,600	2,911
Steris Corp. (a)	203,410	4,506
Therasense, Inc.	275,200	6,880
		19,883
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - 7.7%
Accredo Health, Inc. (a)	60,000	$ 3,884
American Healthways, Inc. (a)(c)	1,515,750	40,849
AmeriPath, Inc. (a)	89,900	2,427
AMN Healthcare Services, Inc.	130,100	4,008
Caremark Rx, Inc. (a)	471,300	10,133
Covance, Inc. (a)	809,300	16,243
Hanger Orthopedic Group, Inc. (a)	351,200	5,005
ICON PLC sponsored ADR (a)	192,500	5,846
Matria Healthcare, Inc. (a)(c)	656,800	13,753
Odyssey Healthcare, Inc.	167,450	5,697
Pediatrix Medical Group (a)	90,000	4,229
Pharmaceutical Product Development, Inc. (a)	54,300	1,367
Priority Healthcare Corp. Class B (a)	148,300	4,410
Sunrise Assisted Living, Inc. (a)	238,200	6,434
U.S. Physical Therapy, Inc. (a)(c)	553,300	9,854
		134,139
Pharmaceuticals - 0.6%
Perrigo Co. (a)	186,400	2,326
SICOR, Inc. (a)	225,000	3,987
SkyePharma PLC (a)	3,970,300	4,253
		10,566
TOTAL HEALTH CARE		217,319
INDUSTRIALS - 17.4%
Aerospace & Defense - 0.5%
Kongsberg Gruppen ASA (a)	225,000	3,010
Ultra Electronics Holdings PLC	700,000	4,841
		7,851
Airlines - 0.5%
Alaska Air Group, Inc. (a)	144,500	4,426
Continental Airlines, Inc. Class B (a)	189,800	4,935
		9,361
Building Products - 0.7%
Heywood Williams Group PLC	1,250,000	3,926
York International Corp.	233,000	8,484
		12,410
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - 9.5%
Bright Horizons Family Solutions, Inc. (a)	70,800	$ 2,122
Charles River Associates, Inc. (a)	79,705	1,304
Childtime Learning Centers, Inc. (a)(c)	408,300	1,282
Coinstar, Inc. (a)	961,730	30,997
Cornell Companies, Inc. (a)(c)	1,270,279	16,514
Davis Service Group PLC	600,000	4,132
Davis Service Group PLC rights 5/1/02 (a)	250,000	813
eFunds Corp. (a)	1,220,480	19,406
Exult, Inc. (a)	794,100	6,932
FTI Consulting, Inc. (a)	147,750	5,292
G&K Services, Inc. Class A	273,748	11,292
Johnson Service Group PLC	943,000	5,442
Labor Ready, Inc. (a)	1,923,200	17,309
Mail-Well, Inc. (a)	835,600	5,231
Medialink Worldwide, Inc. (a)(c)	567,100	1,871
MPS Group, Inc. (a)	999,000	8,991
ProsoftTraining.com (a)(c)	2,395,800	1,869
Robert Walters PLC	785,744	1,615
Teleplan International NV (a)(c)	1,514,973	15,958
Unifirst Corp.	312,530	8,488
		166,860
Electrical Equipment - 2.1%
Baldor Electric Co.	764,600	18,121
Hubbell, Inc. Class B	510,600	17,580
Rayovac Corp. (a)	34,000	541
		36,242
Machinery - 3.0%
Actuant Corp. Class A (a)	135,000	5,927
Albany International Corp. Class A	559,300	14,083
Astec Industries, Inc. (a)	281,180	5,244
Kennametal, Inc.	105,400	4,180
Milacron, Inc.	372,200	4,932
Navistar International Corp.	429,700	17,145
		51,511
Marine - 0.5%
Stelmar Shipping Ltd. (a)	244,300	3,848
Teekay Shipping Corp.	140,000	5,163
		9,011
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - 0.6%
Kansas City Southern Industries, Inc. (a)	697,200	$ 11,155
TOTAL INDUSTRIALS		304,401
INFORMATION TECHNOLOGY - 13.9%
Communications Equipment - 0.7%
Azlan Group PLC (a)	2,690,000	6,214
Crown Castle International Corp. (a)	707,788	5,167
SBA Communications Corp. Class A (a)	188,900	546
SpectraSite Holdings, Inc. (a)	111,120	44
		11,971
Computers & Peripherals - 0.6%
Applied Films Corp. (a)	141,300	3,490
Creative Technology Ltd. (NASDAQ)	305,700	3,540
Crossroads Systems, Inc. (a)	349,800	1,088
Gemplus International SA (a)	2,000,000	2,971
Logitech International SA (Reg.) (a)	7,220	337
		11,426
Electronic Equipment & Instruments - 5.4%
Arrow Electronics, Inc. (a)	336,200	8,876
Avnet, Inc.	182,300	4,671
Ingram Micro, Inc. Class A (a)	1,784,000	26,510
Mettler-Toledo International, Inc. (a)	63,800	2,453
NU Horizons Electronics Corp. (a)	86,000	800
Symbol Technologies, Inc.	800,100	6,769
Tech Data Corp. (a)	953,000	45,115
		95,194
Internet Software & Services - 1.1%
Allscripts Healthcare Solutions, Inc. (a)	1,031,500	6,241
Ask Jeeves, Inc. (a)(c)	2,453,060	3,606
j2 Global Communications, Inc. (a)	241,500	2,652
Overture Services, Inc. (a)	210,160	7,185
		19,684
IT Consulting & Services - 0.2%
Articon-Integralis AG (Reg.) (a)	40,873	153
Perot Systems Corp. Class A (a)	27,300	486
StarTek, Inc. (a)	113,300	2,817
		3,456
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.3%
IKON Office Solutions, Inc.	339,400	$ 4,412
Semiconductor Equipment & Products - 2.3%
Advanced Power Technology, Inc. (a)(c)	566,400	6,910
ASM Pacific Technology Ltd.	1,138,000	3,020
ATMI, Inc. (a)	112,400	3,428
DuPont Photomasks, Inc. (a)	78,000	3,040
Fairchild Semiconductor International, Inc. Class A (a)	203,230	5,475
Integrated Silicon Solution (a)	274,600	3,680
LTX Corp. (a)	60,600	1,285
Oak Technology, Inc. (a)	375,600	5,345
Siliconware Precision Industries Co. Ltd. ADR	722,800	3,441
SpeedFam-IPEC, Inc. (a)	470,700	1,318
Virage Logic Corp. (a)	159,090	2,864
		39,806
Software - 3.3%
Autonomy Corp. PLC (a)	900,000	4,758
Infinium Software, Inc. (a)	174,063	1,213
MapInfo Corp. (a)	357,050	3,938
MicroStrategy, Inc. Class A (a)	742,200	1,284
Moldflow Corp. (a)	159,640	1,687
Novo Group Oyj (c)	2,023,350	6,011
Numerical Technologies, Inc. (a)	70,600	921
NYFIX, Inc. (a)	200,000	2,014
Phoenix Technologies Ltd. (a)(c)	1,861,319	25,593
TALX Corp.	425,100	6,929
Vastera, Inc. (a)	636,600	3,527
		57,875
TOTAL INFORMATION TECHNOLOGY		243,824
MATERIALS - 9.9%
Chemicals - 1.9%
Celanese AG (Reg.)	390,000	8,778
Ferro Corp.	92,000	2,605
Lyondell Chemical Co.	250,500	3,702
Millennium Chemicals, Inc.	281,800	3,847
Minerals Technologies, Inc.	90,300	4,515
OM Group, Inc.	25,000	1,669
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
PolyOne Corp.	248,800	$ 3,020
Sumitomo Bakelite Co. Ltd.	600,000	4,574
		32,710
Construction Materials - 1.2%
Cementos Portland SA	60,733	1,993
Centex Construction Products, Inc.	229,500	10,070
Martin Marietta Materials, Inc.	184,660	7,194
Texas Industries, Inc.	35,100	1,361
		20,618
Containers & Packaging - 3.6%
Airspray NV	227,764	3,691
Applied Extrusion Technologies, Inc. (a)(c)	959,254	6,715
Owens-Illinois, Inc. (a)	3,328,500	53,324
Peak International Ltd. (a)	13,200	109
		63,839
Metals & Mining - 3.2%
Aquarius Platinum Ltd.	1,350,000	6,992
Century Aluminum Co.	446,900	6,775
Co-Steel, Inc (a)	1,982,500	6,635
Murchison United NL (a)	4,777,308	2,057
Oregon Steel Mills, Inc. (a)	620,200	4,577
Salzgitter AG	500,000	4,952
Steel Dynamics, Inc. (a)	792,263	13,825
Teck Cominco Ltd. Class B (sub. vtg.)	300,300	2,646
United States Steel Corp.	303,500	5,475
Worthington Industries, Inc.	199,600	2,954
		56,888
TOTAL MATERIALS		174,055
TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	1,416,500	7,068
TOTAL COMMON STOCKS (Cost $1,204,295)		1,402,759
Convertible Preferred Stocks - 1.2%
	Shares	Value (Note 1) (000s)
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Lifelink Monitoring Corp. Series A (e)	1,042,345	$ 1,501
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 1.0%
Crown Castle International Corp. $3.125 PIERS	835,000	17,953
MATERIALS - 0.1%
Containers & Packaging - 0.1%
Owens-Illinois, Inc. $2.375	74,300	1,765
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $25,468)		21,219
Convertible Bonds - 0.7%
Moody's Ratings (unaudited)		Principal Amount (000s)
FINANCIALS - 0.2%
Insurance - 0.2%
Ohio Casualty Corp. 5% 3/19/22 (d)	Baa2	$ 3,064	3,339
INFORMATION TECHNOLOGY - 0.5%
Semiconductor Equipment & Products - 0.5%
Kulicke & Soffa Industries, Inc. 5.25% 8/15/06 (d)	B3	8,700	10,114
TOTAL CONVERTIBLE BONDS (Cost $11,321)			13,453
Money Market Funds - 19.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (b)	318,744,530	$ 318,745
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	30,046,300	30,046
TOTAL MONEY MARKET FUNDS (Cost $348,791)		348,791
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $1,589,875)		1,786,222
NET OTHER ASSETS - (1.8)%		(32,055)
NET ASSETS - 100%		$ 1,754,167
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $13,453,000 or 0.8% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 237
Lifelink Monitoring Corp. warrants 11/28/02	11/28/00	$ 4
Lifelink Monitoring Corp. Series A	11/28/00 - 3/18/02	$ 4,008
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.7%
United Kingdom	4.5
Canada	2.2
Netherlands	1.2
Others (individually less than 1%)	5.4
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $1,743,384,000 and $1,499,796,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $212,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,978,000 or 0.1% of net assets.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $1,601,518,000. Net unrealized appreciation aggregated $184,704,000, of which $289,316,000 related to appreciated investment securities and $104,612,000 related to depreciated investment securities.

The fund hereby designates approximately $239,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $28,383) (cost $1,589,875) - See accompanying schedule		$ 1,786,222
Cash		53
Receivable for investments sold		22,240
Receivable for fund shares sold		21,095
Dividends receivable		638
Interest receivable		588
Redemption fees receivable		16
Other receivables		98
Total assets		1,830,950
Liabilities
Payable for investments purchased	$ 43,900
Payable for fund shares redeemed	1,508
Accrued management fee	1,193
Other payables and accrued expenses	136
Collateral on securities loaned, at value	30,046
Total liabilities		76,783
Net Assets		$ 1,754,167
Net Assets consist of:
Paid in capital		$ 1,531,508
Undistributed net investment income		635
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		25,652
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,372
Net Assets, for 116,096 shares outstanding		$ 1,754,167
Net Asset Value, offering price and redemption price per share ($1,754,167 ÷ 116,096 shares)A		$ 15.11

A Redemption price per share is equal to net asset value less any applicable redemption fee.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income	Amounts in thousands	Amounts in thousands
Dividends (including $354 received from affiliated issuers)		$ 10,357
Interest		6,382
Security lending		515
Total income		17,254
Expenses
Management fee Basic fee	$ 9,573
Performance adjustment	1,762
Transfer agent fees	2,746
Accounting and security lending fees	320
Non-interested trustees' compensation	4
Custodian fees and expenses	162
Registration fees	122
Audit	37
Legal	6
Miscellaneous	9
Total expenses before reductions	14,741
Expense reductions	(661)	14,080
Net investment income (loss)		3,174
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $(11,624) on sales of investments in affiliated issuers)	37,966
Foreign currency transactions	(112)
Total net realized gain (loss)		37,854
Change in net unrealized appreciation (depreciation) on: Investment securities	143,973
Assets and liabilities in foreign currencies	33
Total change in net unrealized appreciation (depreciation)		144,006
Net gain (loss)		181,860
Net increase (decrease) in net assets resulting from operations		$ 185,034

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,174	$ 3,949
Net realized gain (loss)	37,854	25,769
Change in net unrealized appreciation (depreciation)	144,006	(36,465)
Net increase (decrease) in net assets resulting from operations	185,034	(6,747)
Distributions to shareholders from net investment income	(1,837)	(3,267)
Distributions to shareholders from net realized gain	-	(37,655)
Distributions to shareholders in excess of net realized gain	-	(12,345)
Total distributions	(1,837)	(53,267)
Share transactions Net proceeds from sales of shares	600,152	367,531
Reinvestment of distributions	1,765	51,902
Cost of shares redeemed	(196,707)	(166,493)
Net increase (decrease) in net assets resulting from share transactions	405,210	252,940
Redemption fees	2,556	2,890
Total increase (decrease) in net assets	590,963	195,816
Net Assets
Beginning of period	1,163,204	967,388
End of period (including undistributed net investment income of $635 and undistributed net investment income of $247, respectively)	$ 1,754,167	$ 1,163,204
Other Information Shares
Sold	42,220	26,699
Issued in reinvestment of distributions	125	3,883
Redeemed	(14,607)	(12,605)
Net increase (decrease)	27,738	17,977

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.16	$ 13.74	$ 9.46	$ 10.55	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.03	.05	(.00)	.00	.01
Net realized and unrealized gain (loss)	1.91	.02	4.22	(1.20)	.54
Total from investment operations	1.94	.07	4.22	(1.20)	.55
Distributions from net investment income	(.02)	(.04)	-	(.01)	-
Distributions in excess of net investment income	-	-	-	(.01)	-
Distributions from net realized gain	-	(.49)	-	-	-
Distributions in excess of net realized gain	-	(.16)	-	-	-
Total distributions	(.02)	(.69)	-	(.02)	-
Redemption fees added to paid in capitalD	.03	.04	.06	.13	-
Net asset value, end of period	$ 15.11	$ 13.16	$ 13.74	$ 9.46	$ 10.55
Total ReturnB, C	14.98%	0.78%	45.24%	(10.12)%	5.50%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.12%	1.10%	1.17%	1.04%	1.88%A
Expenses net of voluntary waivers, if any	1.12%	1.10%	1.17%	1.04%	1.50%A
Expenses net of all reductions	1.07%	1.05%	1.13%	.99%	1.48%A
Net investment income (loss)	.24%	.36%	(.01)%	.01%	.67%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,754	$ 1,163	$ 967	$ 426	$ 738
Portfolio turnover rate	132%	126%	120%	170%	75%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period March 12, 1998 (commencement of operations) to April 30, 1998.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002, undistributed gain on a tax basis was as follows:

Undistributed long-term capital gains	$ 37,316,000

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 1,777,000
Long-term capital gains	60,000
$ 1,837,000

Annual Report

1. Significant Accounting Policies - continued

Trading (Redemption) Fees. Shares held in the fund less than three years are subject to a trading fee equal to 2.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .86% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $5,059,000 for the period.

Brokerage Commissions.The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $649,000 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $7,000 and $5,000, respectively.

Annual Report

Notes to Financial Statements - continued

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ 516	$ -	$ -	$ 6,910
American Healthways, Inc.	18,413	-	-	40,849
Applica, Inc.	2,428	-	-	15,307
Applied Extrusion Technologies, Inc.	4,160	2,008	-	6,715
Ashworth, Inc.	4,643	-	-	11,835
Ask Jeeves, Inc.	688	-	-	3,606
Casual Male Corp.	-	1,481	-	-
Checkers Drive-In Restaurants, Inc.	3,496	2,410	-	7,840
Childtime Learning Centers, Inc.	-	-	-	1,282
Coinstar, Inc.	-	9,956	-	-
Cornell Companies, Inc.	379	2,663	-	16,514
Correctional Properties Trust	-	672	152	-
eFunds Corp.	2,028	3,455	-	-
Hibbett Sporting Goods, Inc.	70	5,495	-	-
I-Stat Corp.	-	-	-	-
La Senza Corp.	782	-	20	6,100
Mainspring Inc.	-	1,802	-	-
Matria Healthcare, Inc.	4,343	-	-	13,753
Medialink Worldwide, Inc.	-	-	-	1,871
Murchison United NL	-	-	-	-
New Horizons Worldwide, Inc.	1,021	7,979	-	-
Novo Group Oyj	-	-	182	6,011
Papa John's International, Inc.	-	2,776	-	-
Phoenix Technologies Ltd.	7,008	-	-	25,593
ProsoftTraining.com	187	-	-	1,869
Shop At Home, Inc.	1,054	4,780	-	-
Source Information Management Co.	-	11,408	-	-
U.S. Physical Therapy, Inc.	86	-	-	9,854
Teleplan International NV	5,695	-	-	15,958
Worldwide Restaurant Concepts, Inc.	-	-	-	6,133
TOTALS	$ 56,997	$ 56,885	$ 354	$ 198,000

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Small Cap Stock (1998). Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Name, Age; Principal Occupation
Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Richard A. Spillane, Jr. (51)

Year of Election or Appointment: 1998

Vice President of Small Cap Stock. Mr. Spillane also serves as Vice President of certain Equity Funds. He is President and a Director of Fidelity Management & Research (U.K.) Inc. (2001) and Senior Vice President of FMR Co., Inc. (2001) and FMR (1997). Previously, Mr. Spillane served as Chief Investment Officer (Europe) for Fidelity International, Limited.

Paul Antico (33)
Year of Election or Appointment: 1999 Vice President of Small Cap Stock. Prior to assuming his current responsibilities, Mr. Antico managed a variety of Fidelity funds.
Name, Age; Principal Occupation
Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Small Cap Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Small Cap Stock. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1998 Assistant Treasurer of Small Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Small Cap Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Fund voted to pay on June 10, 2002, to shareholders of record at the opening of business on June 7, 2002 a distribution of $.31 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 95% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The funds will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.000
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.000
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.000
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.000
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.000
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.000
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.000
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.000
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.000
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.000
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.000
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	725,241,588.40	91.410
Against	31,912,853.09	4.022
Abstain	35,452,895.74	4.469
Broker Non-Votes	785,837.82	0.099
TOTAL	793,393,175.05	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	719,832,588.77	90.728
Against	37,396,194.51	4.714
Abstain	35,378,553.95	4.459
Broker Non-Votes	785,837.82	0.099
TOTAL	793,393,175.05	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

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Growth Company Fund

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Large Cap Stock Fund

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Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SLCX-ANN-0602 157017
1.703590.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Spartan®

500 Index

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan ® 500 Index	-12.77%	42.80%	208.95%
S&P 500 ®	-12.63%	43.91%	216.93%
S&P 500 Index Objective Funds Average	-13.25%	40.22%	205.51%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 ® Index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 179 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan 500 Index	-12.77%	7.39%	11.94%
S&P 500	-12.63%	7.55%	12.23%
S&P 500 Index Objective Funds Average	-13.25%	6.99%	11.81%

Average annual total returns take the fund's cumulative returns and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® 500 Index Fund on April 30, 1992. As the chart shows, by April 30, 2002, the value of the investment would have grown to $30,895 - a 208.95% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $31,693 - a 216.93% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper S&P 500 funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of April 30, 2002, the one year, five year, and 10 year cumulative total returns for the S&P 500 funds average were -13.25%, 40.22%, and 205.51%, respectively. The one year, five year and 10 year average annual total returns were -13.25%, 6.99%, and 11.81%, respectively.

Annual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Patrick Cannon, who oversees the Spartan 500 Index Fund's investment management personnel as Managing Director for Deutsche Asset Management, Inc., sub-adviser of the fund

Q. How did the fund perform, Patrick?

A. For the 12 months that ended April 30, 2002, the fund returned -12.77%. This performance closely followed that of the Standard & Poor's 500 Index, which returned -12.63% during the same time span. Meanwhile, the S&P 500 index objective funds average, measured by Lipper Inc., returned -13.25% during the past 12 months.

Q. What economic factors helped send the stock market lower?

A. The U.S. economy continued to decline throughout the first part of the period and culminated in negative performance during the third quarter of 2001, when the longest economic expansion in the nation's history officially came to an end. Corporate earnings had been deteriorating for some time, but the September 11 terrorist attacks sped up the decline significantly. Profits plummeted in the midst of economic and political uncertainty, and companies, trying to stay competitive, laid off workers by the thousands. Even before the full economic effects of September 11 became clear, however, investors rushed to sell stocks and drove the market sharply lower. For example, in just the first five trading days after the attacks, the market dropped 12 percent.

Q. But the outlook brightened somewhat after the third quarter of 2001. Why?

A. A number of factors helped moderate the impact of the recession. The accumulated effects of 11 interest rate reductions during 2001 helped spare the economy from worse trouble by making it cheaper for businesses to borrow and invest capital. The low interest rates enabled some automakers to offer zero-percent financing for new car purchases; this popular promotion was one of the major drivers of consumer spending, which remained healthy throughout the period and helped the economy grow a surprising 1.4 percent during the fourth quarter of 2001 and an estimated 5.6 percent during the first quarter of the new year. Continued strength in housing-related spending also provided a significant boost to economic performance. As the evidence mounted that the economy was healthier than believed, the stock market rallied off its lows. The market might have risen further, but ongoing accounting-related fears - spurred by Enron's collapse - and disappointing first-quarter corporate earnings reports worried investors. As a result, stocks fell back in late April to levels not seen since the previous October.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What areas of the market best weathered the difficult economic environment?

A. The decline in stock prices was pretty broad-based, meaning that most sectors of the economy were hurt to some extent by the slowdown, with technology and telecommunications by far the worst affected. But despite the generally negative conditions, many individual companies in the S&P 500 still managed to thrive. Discount retailers such as Wal-Mart prospered as consumers looked for attractive prices during difficult times. Johnson & Johnson, one of the world's largest makers of health care products, also turned in strong results during the period. The company's existing pharmaceutical products continued to generate strong sales, and investors were optimistic about its promising future medical devices, such as drug-coated coronary stents. Procter & Gamble was another strong performer, thanks to the company's diversified offering of products, many of which - such as shampoo and laundry detergent - consumers need no matter how tough the economy is. The economic weakness also failed to slow down two leading soft-drink makers, Coca-Cola and PepsiCo, each of which successfully introduced popular new beverage offerings. Lastly, Bank of America, the third-largest banking chain in the U.S., added to returns. The company's mortgage banking division benefited from the low interest rate environment, which encouraged homeowners to refinance their existing mortgages.

Q. Which S&P 500 stocks dragged down the index?

A. Two pharmaceutical stocks, Bristol-Myers Squibb and Merck, were the biggest weight on the index's performance. Bristol-Myers' stock price collapsed late in the period after it became clear that generic drugs sold by competitors were having a greater-than-expected impact on the company's profitability. Similarly, Merck's valuation declined steadily because investors worried that the company had too few drugs in its pipeline to sustain future earnings growth. Accounting fears led to the rapid demise of energy-trading firm Enron, which had a significant negative effect on performance, even though the company's average weighting in the index during the period was relatively modest. Tyco International was another company whose stock fell because of accounting worries, as well as from skepticism regarding a short-lived breakup plan. Media conglomerate AOL Time Warner also weighed down the index. The company fell short of overly optimistic estimates for earnings growth, and investors punished the stock accordingly. Finally, as I mentioned earlier, telecommunications and technology stocks were beaten up during the past 12 months, the result of their rapid appreciation in previous years coupled with declining demand for their products. Examples included data-storage leader EMC as well as telecom services provider Qwest Communications.

Q. What's your outlook, Patrick?

A. The economy now appears to be recovering - a remarkable accomplishment given the scale of the events surrounding September 11. The question now is, when might corporate profits follow suit? Despite the surprisingly strong first-quarter economic performance, earnings generally have been weaker than expected. Once investors see a clear return to profitability, stock prices may start to rebound. It's worth noting that the S&P 500, which declined in 2000 and 2001, hasn't fallen for three consecutive years since 1941. While such a decline could happen again this year, this track record indicates that investors may be well-served by continuing to own stocks as part of a well-diversified financial plan.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks total return that corresponds to that of the Standard & Poor's 500 Index

Fund number: 317

Trading symbol: FSMKX

Start date: March 6, 1990

Size: as of April 30, 2002, more than $8.4 billion

Sub-adviser: Deutsche Asset Management, Inc., since 1997

3

Patrick Cannon on changes to the S&P 500:

"The S&P 500 is an index of 500 stocks chosen to be a representation of the broader market. Periodically, companies will be added or deleted from the index. Usually, this is based on such events as acquisitions, spin-offs or shifts in asset size."

Here are some of the changes to the index during the past 12 months involving some well-known companies:

  January 16, 2002: Plum Creek Timber replaced Kmart, whose market value collapsed after the retailer filed for bankruptcy protection.
  November 29, 2001: Energy-trader Enron, undone by inflated profits and hidden debts, was replaced by semiconductor maker NVIDIA.
  October 9, 2001: TECO Energy, an electric utility, replaced telecommunications carrier Global Crossing, whose stock price fell too low for S&P 500 inclusion.
  October 9, 2001: Texaco was acquired by S&P 500 component Chevron and replaced in the index by Equity Office Properties.
  September 20, 2001: Biopharmaceutical company Immunex replaced Tosco in the index. Tosco was acquired by S&P 500 component Phillips.

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	3.1	3.7
Microsoft Corp.	2.9	3.2
Exxon Mobil Corp.	2.8	2.8
Wal-Mart Stores, Inc.	2.5	2.4
Pfizer, Inc.	2.3	2.7
Citigroup, Inc.	2.2	2.3
Johnson & Johnson	2.0	1.8
Intel Corp.	1.9	1.7
American International Group, Inc.	1.8	2.1
International Business Machines Corp.	1.4	1.9
	22.9
Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.0	17.5
Information Technology	15.1	16.3
Health Care	14.1	15.1
Consumer Discretionary	13.6	12.1
Industrials	10.6	10.6
Consumer Staples	9.6	8.8
Energy	6.9	6.8
Telecommunication Services	4.1	5.7
Utilities	3.3	3.5
Materials	2.9	2.6
Asset Allocation (% of fund's net assets)

To match the Standard & Poor's 500 Index, Spartan 500 Index seeks 100% investment exposure to stock at all times.

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.6%
Auto Components - 0.4%
Cooper Tire & Rubber Co.	59,265	$ 1,470
Dana Corp.	120,388	2,439
Delphi Corp.	461,119	7,170
Goodyear Tire & Rubber Co.	132,848	2,956
Johnson Controls, Inc.	77,184	6,657
TRW, Inc.	113,774	6,261
Visteon Corp.	104,528	1,614
		28,567
Automobiles - 0.8%
Ford Motor Co.	1,519,845	24,318
General Motors Corp.	476,766	30,585
Harley-Davidson, Inc.	257,782	13,660
		68,563
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp.	509,092	16,958
Darden Restaurants, Inc.	95,499	3,810
Harrah's Entertainment, Inc. (a)	93,550	4,599
Hilton Hotels Corp.	294,249	4,814
International Game Technology (a)	67,096	4,224
Marriott International, Inc. Class A	209,160	9,190
McDonald's Corp.	1,085,133	30,818
Starbucks Corp. (a)	329,728	7,524
Starwood Hotels & Resorts Worldwide, Inc. unit	175,590	6,637
Tricon Global Restaurants, Inc. (a)	118,355	7,463
Wendy's International, Inc.	91,918	3,438
		99,475
Household Durables - 0.5%
American Greetings Corp. Class A	50,779	901
Black & Decker Corp.	67,016	3,262
Centex Corp.	57,864	3,258
Fortune Brands, Inc.	121,932	6,372
KB Home	51,736	2,579
Leggett & Platt, Inc.	164,823	4,335
Maytag Corp.	64,539	2,978
Newell Rubbermaid, Inc.	233,823	7,342
Pulte Homes, Inc.	54,356	2,892
Snap-On, Inc.	46,901	1,486
The Stanley Works	68,884	3,202
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Tupperware Corp.	46,154	$ 1,060
Whirlpool Corp.	56,101	4,205
		43,872
Leisure Equipment & Products - 0.2%
Brunswick Corp.	71,176	2,006
Eastman Kodak Co.	255,869	8,242
Hasbro, Inc.	140,114	2,239
Mattel, Inc.	348,535	7,194
		19,681
Media - 3.8%
AOL Time Warner, Inc. (a)	3,769,738	71,700
Clear Channel Communications, Inc. (a)	514,709	24,166
Comcast Corp. Class A (special) (a)	790,665	21,150
Dow Jones & Co., Inc.	68,975	3,750
Gannett Co., Inc.	231,118	16,941
Interpublic Group of Companies, Inc.	323,754	9,998
Knight-Ridder, Inc.	63,120	4,229
McGraw-Hill Companies, Inc.	168,328	10,771
Meredith Corp.	39,701	1,700
Omnicom Group, Inc.	153,438	13,386
The New York Times Co. Class A	127,027	5,914
TMP Worldwide, Inc. (a)	97,539	2,943
Tribune Co.	249,889	11,038
Univision Communications, Inc. Class A (a)	176,362	7,047
Viacom, Inc. Class B (non-vtg.) (a)	1,496,225	70,472
Walt Disney Co.	1,739,210	40,315
		315,520
Multiline Retail - 3.9%
Big Lots, Inc. (a)	89,830	1,389
Costco Wholesale Corp. (a)	385,402	15,493
Dillard's, Inc. Class A	69,032	1,691
Dollar General Corp.	297,314	4,683
Family Dollar Stores, Inc.	137,681	4,764
Federated Department Stores, Inc. (a)	171,808	6,826
JCPenney Co., Inc.	231,346	5,029
Kohls Corp. (a)	277,010	20,416
Nordstrom, Inc.	110,496	2,592
Sears, Roebuck & Co.	275,605	14,538
Target Corp.	775,427	33,847
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
The May Department Stores Co.	244,584	$ 8,482
Wal-Mart Stores, Inc.	3,767,024	210,426
		330,176
Specialty Retail - 2.5%
AutoZone, Inc. (a)	98,017	7,449
Bed Bath & Beyond, Inc. (a)	248,386	9,233
Best Buy Co., Inc. (a)	174,054	12,941
Circuit City Stores, Inc. - Circuit City Group	167,066	3,602
Gap, Inc.	731,918	10,327
Home Depot, Inc.	1,980,676	91,844
Lowe's Companies, Inc.	643,446	27,211
Office Depot, Inc. (a)	268,813	5,145
RadioShack Corp.	148,749	4,641
Sherwin-Williams Co.	125,617	3,860
Staples, Inc. (a)	404,083	8,070
The Limited, Inc.	456,008	8,737
Tiffany & Co., Inc.	117,825	4,684
TJX Companies, Inc.	226,723	9,881
Toys 'R' Us, Inc. (a)	158,641	2,740
		210,365
Textiles, Apparel & Luxury Goods - 0.3%
Jones Apparel Group, Inc. (a)	104,203	4,059
Liz Claiborne, Inc.	87,078	2,725
NIKE, Inc. Class B	225,202	12,010
Reebok International Ltd. (a)	48,257	1,334
VF Corp.	92,186	4,035
		24,163
TOTAL CONSUMER DISCRETIONARY		1,140,382
CONSUMER STAPLES - 9.6%
Beverages - 3.0%
Adolph Coors Co. Class B	29,779	1,991
Anheuser-Busch Companies, Inc.	763,569	40,469
Brown-Forman Corp. Class B (non-vtg.)	54,669	4,298
Coca-Cola Enterprises, Inc.	377,493	7,406
Pepsi Bottling Group, Inc.	229,400	6,570
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	1,473,070	$ 76,452
The Coca-Cola Co.	2,108,060	117,018
		254,204
Food & Drug Retailing - 1.3%
Albertson's, Inc.	335,351	11,248
CVS Corp.	338,070	11,319
Kroger Co. (a)	686,990	15,643
Safeway, Inc. (a)	426,794	17,904
SUPERVALU, Inc.	105,606	3,168
Sysco Corp.	568,705	16,498
Walgreen Co.	876,967	33,123
Winn-Dixie Stores, Inc.	112,797	1,957
		110,860
Food Products - 1.6%
Archer-Daniels-Midland Co.	530,620	7,041
Campbell Soup Co.	330,539	9,126
ConAgra Foods, Inc.	435,280	10,664
General Mills, Inc.	314,115	13,837
H.J. Heinz Co.	303,914	12,761
Hershey Foods Corp.	124,303	8,453
Kellogg Co.	354,347	12,728
Sara Lee Corp.	688,838	14,590
Unilever NV (NY Shares)	495,117	32,034
Wm. Wrigley Jr. Co.	182,405	10,032
		131,266
Household Products - 1.9%
Clorox Co.	191,623	8,479
Colgate-Palmolive Co.	475,007	25,180
Kimberly-Clark Corp.	452,827	29,488
Procter & Gamble Co.	1,093,322	98,683
		161,830
Personal Products - 0.5%
Alberto-Culver Co. Class B	45,262	2,470
Avon Products, Inc.	204,313	11,411
Gillette Co.	878,801	31,180
		45,061
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.3%
Philip Morris Companies, Inc.	1,836,141	$ 99,941
UST, Inc.	155,723	6,198
		106,139
TOTAL CONSUMER STAPLES		809,360
ENERGY - 6.9%
Energy Equipment & Services - 0.8%
Baker Hughes, Inc.	270,026	10,175
Halliburton Co.	382,446	6,498
Nabors Industries, Inc. (a)	141,133	6,429
Noble Drilling Corp. (a)	106,994	4,638
Rowan Companies, Inc. (a)	95,934	2,435
Schlumberger Ltd. (NY Shares)	484,725	26,539
Transocean Sedco Forex, Inc.	253,828	9,011
		65,725
Oil & Gas - 6.1%
Amerada Hess Corp.	73,209	5,628
Anadarko Petroleum Corp.	203,921	10,975
Apache Corp.	123,464	7,202
Ashland, Inc.	55,713	2,275
Burlington Resources, Inc.	173,360	7,702
ChevronTexaco Corp.	897,698	77,839
Conoco, Inc.	529,617	14,856
Devon Energy Corp.	139,030	6,856
EOG Resources, Inc.	97,599	4,153
Exxon Mobil Corp.	5,790,114	232,589
Kerr-McGee Corp.	79,714	4,767
Marathon Oil Corp.	276,238	8,027
Occidental Petroleum Corp.	338,484	9,731
Phillips Petroleum Co.	325,767	19,484
Royal Dutch Petroleum Co. (NY Shares)	1,791,771	93,638
Sunoco, Inc.	78,171	2,688
Unocal Corp.	199,163	7,407
		515,817
TOTAL ENERGY		581,542
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 19.0%
Banks - 6.9%
AmSouth Bancorp.	298,548	$ 6,780
Bank of America Corp.	1,325,856	96,098
Bank of New York Co., Inc.	640,558	23,438
Bank One Corp.	997,667	40,775
BB&T Corp.	366,090	13,941
Charter One Financial, Inc.	176,418	6,242
Comerica, Inc.	159,787	10,043
Fifth Third Bancorp	501,719	34,413
FleetBoston Financial Corp.	898,145	31,705
Golden West Financial Corp.	128,751	8,805
Huntington Bancshares, Inc.	203,425	4,127
KeyCorp	340,955	9,584
Marshall & Ilsley Corp.	87,200	5,550
Mellon Financial Corp.	395,125	14,920
National City Corp.	510,595	15,931
Northern Trust Corp.	196,670	10,447
PNC Financial Services Group, Inc.	246,223	13,579
Regions Financial Corp.	183,471	6,434
SouthTrust Corp.	304,270	8,118
SunTrust Banks, Inc.	234,223	15,922
Synovus Financial Corp.	233,475	6,313
U.S. Bancorp, Delaware	1,626,590	38,550
Union Planters Corp.	110,766	5,550
Wachovia Corp.	1,172,397	44,598
Washington Mutual, Inc.	815,190	30,757
Wells Fargo & Co.	1,450,386	74,187
Zions Bancorp	85,700	4,635
		581,442
Diversified Financials - 7.4%
AMBAC Financial Group, Inc.	85,418	5,369
American Express Co.	1,119,237	45,900
Bear Stearns Companies, Inc.	83,767	5,189
Capital One Financial Corp.	175,019	10,482
Charles Schwab Corp.	1,153,199	13,135
Citigroup, Inc.	4,355,108	188,576
Countrywide Credit Industries, Inc.	95,802	4,475
Fannie Mae	854,237	67,425
Franklin Resources, Inc.	230,435	9,655
Freddie Mac	592,930	38,748
Household International, Inc.	391,279	22,808
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	1,649,611	$ 57,901
Lehman Brothers Holdings, Inc.	198,199	11,694
MBNA Corp.	729,592	25,864
Merrill Lynch & Co., Inc.	706,153	29,616
Moody's Corp.	125,845	5,484
Morgan Stanley Dean Witter & Co.	941,192	44,914
Providian Financial Corp.	231,445	1,643
State Street Corp.	283,658	14,498
Stilwell Financial, Inc.	203,266	4,342
T. Rowe Price Group, Inc.	111,072	3,895
USA Education, Inc.	131,316	12,587
		624,200
Insurance - 4.5%
ACE Ltd.	213,000	9,270
AFLAC, Inc.	442,318	13,225
Allstate Corp.	616,079	24,483
American International Group, Inc.	2,217,913	153,302
Aon Corp.	216,939	7,751
Cincinnati Financial Corp.	131,035	6,140
Conseco, Inc. (a)	268,450	1,001
Hartford Financial Services Group, Inc.	214,734	14,881
Jefferson-Pilot Corp.	131,772	6,599
John Hancock Financial Services, Inc.	257,377	9,935
Lincoln National Corp.	160,571	7,691
Loews Corp.	158,117	9,479
Marsh & McLennan Companies, Inc.	229,380	23,186
MBIA, Inc.	131,465	7,090
MetLife, Inc.	628,613	21,461
MGIC Investment Corp.	87,260	6,227
Progressive Corp.	190,365	10,946
SAFECO Corp.	103,054	3,442
St. Paul Companies, Inc.	171,978	8,566
The Chubb Corp.	149,411	11,460
Torchmark Corp.	100,783	4,121
UnumProvident Corp.	197,468	5,576
XL Capital Ltd. Class A	109,600	10,341
		376,173
Real Estate - 0.2%
Equity Office Properties Trust	328,100	9,394
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Equity Residential Properties Trust (SBI)	247,900	$ 6,991
Plum Creek Timber Co., Inc.	150,100	4,571
		20,956
TOTAL FINANCIALS		1,602,771
HEALTH CARE - 14.1%
Biotechnology - 1.0%
Amgen, Inc. (a)	853,652	45,141
Biogen, Inc. (a)	121,413	5,278
Chiron Corp. (a)	166,251	6,728
Genzyme Corp. - General Division (a)	174,900	7,160
Immunex Corp. (a)	549,200	14,905
MedImmune, Inc. (a)	211,428	7,062
		86,274
Health Care Equipment & Supplies - 1.6%
Applera Corp. - Applied Biosystems Group	172,435	2,952
Bausch & Lomb, Inc.	43,420	1,562
Baxter International, Inc.	498,170	28,346
Becton, Dickinson & Co.	213,161	7,923
Biomet, Inc.	235,117	6,637
Boston Scientific Corp. (a)	353,169	8,801
C.R. Bard, Inc.	52,495	2,884
Guidant Corp. (a)	252,154	9,481
Medtronic, Inc.	1,029,792	46,021
St. Jude Medical, Inc. (a)	71,406	5,942
Stryker Corp.	169,728	9,082
Zimmer Holdings, Inc. (a)	158,973	5,518
		135,149
Health Care Providers & Services - 1.8%
Aetna, Inc.	116,167	5,530
AmerisourceBergen Corp.	84,291	6,533
Cardinal Health, Inc.	386,352	26,755
CIGNA Corp.	119,439	13,019
HCA, Inc.	440,866	21,069
Health Management Associates, Inc. Class A (a)	221,400	4,725
HealthSouth Corp. (a)	348,382	5,261
Humana, Inc. (a)	135,585	2,217
Manor Care, Inc. (a)	82,084	2,105
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	240,460	$ 9,712
Quintiles Transnational Corp. (a)	93,008	1,321
Tenet Healthcare Corp. (a)	281,275	20,637
UnitedHealth Group, Inc.	257,681	22,627
Wellpoint Health Networks, Inc. (a)	117,250	8,803
		150,314
Pharmaceuticals - 9.7%
Abbott Laboratories	1,326,462	71,563
Allergan, Inc.	107,911	7,112
Bristol-Myers Squibb Co.	1,643,130	47,322
Eli Lilly & Co.	949,153	62,692
Forest Laboratories, Inc. (a)	147,349	11,367
Johnson & Johnson	2,594,679	165,696
King Pharmaceuticals, Inc. (a)	214,793	6,732
Merck & Co., Inc.	1,935,845	105,194
Pfizer, Inc.	5,344,717	194,280
Pharmacia Corp.	1,104,119	45,523
Schering-Plough Corp.	1,248,789	34,092
Watson Pharmaceuticals, Inc. (a)	85,483	2,103
Wyeth	1,116,278	63,628
		817,304
TOTAL HEALTH CARE		1,189,041
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.8%
Boeing Co.	714,978	31,888
General Dynamics Corp.	163,905	15,914
Goodrich Corp.	87,603	2,796
Honeywell International, Inc.	682,322	25,028
Lockheed Martin Corp.	371,252	23,352
Northrop Grumman Corp.	88,767	10,711
Raytheon Co.	333,694	14,115
Rockwell Collins, Inc.	153,007	3,645
United Technologies Corp.	394,656	27,693
		155,142
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 0.2%
FedEx Corp. (a)	250,882	$ 12,963
Ryder System, Inc.	50,341	1,428
		14,391
Airlines - 0.2%
AMR Corp. (a)	141,536	3,039
Delta Air Lines, Inc.	113,522	3,146
Southwest Airlines Co.	623,133	11,347
U.S. Airways Group, Inc. (a)	53,498	278
		17,810
Building Products - 0.2%
Crane Co.	47,613	1,313
Masco Corp.	402,723	11,317
		12,630
Commercial Services & Supplies - 2.1%
Allied Waste Industries, Inc. (a)	158,419	1,923
Automatic Data Processing, Inc.	531,328	27,013
Avery Dennison Corp.	90,238	5,780
Cendant Corp. (a)	805,136	14,484
Cintas Corp.	147,888	7,656
Concord EFS, Inc. (a)	435,906	14,206
Convergys Corp. (a)	151,575	4,194
Deluxe Corp.	65,865	2,890
Equifax, Inc.	114,950	3,140
First Data Corp.	326,730	25,972
Fiserv, Inc. (a)	168,250	7,480
H&R Block, Inc.	149,364	5,992
IMS Health, Inc.	260,178	5,362
Paychex, Inc.	320,763	11,974
Pitney Bowes, Inc.	208,867	8,793
R.R. Donnelley & Sons Co.	93,688	2,994
Robert Half International, Inc. (a)	146,234	3,840
Sabre Holdings Corp. Class A (a)	127,479	5,928
Waste Management, Inc.	537,384	14,155
		173,776
Construction & Engineering - 0.0%
Fluor Corp.	60,987	2,521
McDermott International, Inc. (a)	46,137	737
		3,258
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp. (a)	165,732	$ 2,130
Cooper Industries, Inc.	79,119	3,465
Emerson Electric Co.	359,666	19,203
Molex, Inc.	171,978	5,782
Power-One, Inc. (a)	61,429	514
Rockwell Automation, Inc.	155,207	3,332
Thomas & Betts Corp.	50,272	1,181
		35,607
Industrial Conglomerates - 4.1%
3M Co.	335,344	42,186
General Electric Co.	8,448,811	266,555
Textron, Inc.	115,547	5,683
Tyco International Ltd.	1,691,152	31,202
		345,626
Machinery - 1.1%
Caterpillar, Inc.	282,758	15,444
Cummins, Inc.	35,252	1,500
Danaher Corp.	122,749	8,786
Deere & Co.	191,062	8,552
Dover Corp.	178,722	6,659
Eaton Corp.	56,469	4,778
Illinois Tool Works, Inc.	260,208	18,761
Ingersoll-Rand Co. Ltd. Class A	142,547	7,120
ITT Industries, Inc.	80,743	5,641
Navistar International Corp.	48,405	1,931
PACCAR, Inc.	68,717	4,911
Pall Corp.	97,931	2,037
Parker Hannifin Corp.	107,676	5,378
		91,498
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	315,775	8,681
CSX Corp.	188,294	6,811
Norfolk Southern Corp.	311,614	6,678
Union Pacific Corp.	208,953	11,869
		34,039
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Genuine Parts Co.	156,699	$ 5,408
W.W. Grainger, Inc.	76,036	4,263
		9,671
TOTAL INDUSTRIALS		893,448
INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 2.2%
ADC Telecommunications, Inc. (a)	726,137	2,825
Andrew Corp. (a)	64,924	1,077
Avaya, Inc. (a)	239,463	1,470
CIENA Corp. (a)	261,000	1,955
Cisco Systems, Inc. (a)	6,243,948	91,474
Comverse Technology, Inc. (a)	168,604	2,028
Corning, Inc.	817,903	5,472
JDS Uniphase Corp. (a)	1,136,595	4,933
Lucent Technologies, Inc.	2,857,692	13,145
Motorola, Inc.	1,897,976	29,229
Nortel Networks Corp.	2,770,273	9,419
QUALCOMM, Inc. (a)	644,880	19,450
Scientific-Atlanta, Inc.	129,932	2,599
Tellabs, Inc. (a)	360,337	3,059
		188,135
Computers & Peripherals - 3.4%
Apple Computer, Inc. (a)	307,624	7,466
Compaq Computer Corp.	1,459,372	14,813
Dell Computer Corp. (a)	2,201,281	57,982
EMC Corp. (a)	1,888,874	17,264
Gateway, Inc. (a)	257,663	1,412
Hewlett-Packard Co.	1,654,447	28,291
International Business Machines Corp.	1,457,255	122,060
Lexmark International, Inc. Class A (a)	110,637	6,614
NCR Corp. (a)	78,325	3,044
Network Appliance, Inc. (a)	281,475	4,912
Palm, Inc. (a)	452,552	1,435
Sun Microsystems, Inc. (a)	2,699,744	22,084
		287,377
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	398,345	11,970
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Jabil Circuit, Inc. (a)	177,755	$ 3,628
Millipore Corp.	37,522	1,499
PerkinElmer, Inc.	92,842	1,188
Sanmina-SCI Corp. (a)	434,262	4,516
Solectron Corp. (a)	673,246	4,915
Symbol Technologies, Inc.	183,133	1,549
Tektronix, Inc. (a)	74,833	1,646
Thermo Electron Corp.	145,620	2,752
Waters Corp. (a)	106,400	2,867
		36,530
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	495,650	7,316
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	138,989	6,234
Electronic Data Systems Corp.	393,395	21,346
Sapient Corp. (a)	97,872	478
Unisys Corp. (a)	257,708	3,479
		31,537
Office Electronics - 0.1%
Xerox Corp.	620,196	5,489
Semiconductor Equipment & Products - 4.3%
Advanced Micro Devices, Inc. (a)	312,820	3,497
Altera Corp. (a)	329,022	6,765
Analog Devices, Inc. (a)	297,842	11,008
Applied Materials, Inc. (a)	1,367,492	33,257
Applied Micro Circuits Corp. (a)	239,709	1,618
Axcelis Technologies, Inc. (a)	1	0
Broadcom Corp. Class A (a)	222,434	7,674
Conexant Systems, Inc. (a)	234,942	2,396
Intel Corp.	5,670,806	162,242
KLA-Tencor Corp. (a)	161,593	9,529
Linear Technology Corp.	272,000	10,570
LSI Logic Corp. (a)	326,685	4,198
Maxim Integrated Products, Inc. (a)	266,301	13,262
Micron Technology, Inc. (a)	495,841	11,751
National Semiconductor Corp. (a)	153,155	4,827
Novellus Systems, Inc. (a)	125,356	5,942
NVIDIA Corp. (a)	122,600	4,268
PMC-Sierra, Inc. (a)	150,166	2,337
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
QLogic Corp. (a)	82,947	$ 3,792
Teradyne, Inc. (a)	157,253	5,181
Texas Instruments, Inc.	1,473,943	45,589
Vitesse Semiconductor Corp. (a)	146,260	875
Xilinx, Inc. (a)	289,820	10,944
		361,522
Software - 4.2%
Adobe Systems, Inc.	207,357	8,286
Autodesk, Inc.	115,004	2,115
BMC Software, Inc. (a)	197,938	2,862
Citrix Systems, Inc. (a)	149,189	1,731
Computer Associates International, Inc.	481,030	8,947
Compuware Corp. (a)	298,593	2,341
Intuit, Inc. (a)	180,659	7,078
Mercury Interactive Corp. (a)	68,115	2,539
Microsoft Corp. (a)	4,602,794	240,542
Novell, Inc. (a)	266,795	987
Oracle Corp. (a)	4,654,990	46,736
Parametric Technology Corp. (a)	218,005	881
PeopleSoft, Inc. (a)	254,188	5,890
Rational Software Corp. (a)	159,600	2,325
Siebel Systems, Inc. (a)	387,923	9,384
VERITAS Software Corp. (a)	343,648	9,739
		352,383
TOTAL INFORMATION TECHNOLOGY		1,270,289
MATERIALS - 2.9%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	196,566	9,445
Dow Chemical Co.	753,587	23,964
E.I. du Pont de Nemours & Co.	876,377	38,999
Eastman Chemical Co.	73,881	3,258
Ecolab, Inc.	104,738	4,599
Engelhard Corp.	105,070	3,196
Great Lakes Chemical Corp.	40,099	1,032
Hercules, Inc. (a)	86,175	1,051
International Flavors & Fragrances, Inc.	76,464	2,462
PPG Industries, Inc.	138,891	7,265
Praxair, Inc.	132,749	7,580
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Rohm & Haas Co.	194,737	$ 7,227
Sigma Aldrich Corp.	60,337	2,859
		112,937
Construction Materials - 0.1%
Vulcan Materials Co.	82,094	3,778
Containers & Packaging - 0.1%
Ball Corp.	44,410	2,112
Bemis Co., Inc.	42,181	2,245
Pactiv Corp. (a)	126,607	2,617
Sealed Air Corp. (a)	67,896	3,033
Temple-Inland, Inc.	40,804	2,160
		12,167
Metals & Mining - 0.9%
Alcan, Inc.	282,683	10,434
Alcoa, Inc.	710,719	24,186
Allegheny Technologies, Inc.	64,530	1,089
Barrick Gold Corp.	489,931	9,885
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	120,509	2,140
Inco Ltd. (a)	146,267	2,937
Newmont Mining Corp.	327,510	9,337
Nucor Corp.	72,533	4,240
Phelps Dodge Corp.	75,115	2,689
Placer Dome, Inc.	315,135	3,747
United States Steel Corp.	71,427	1,289
Worthington Industries, Inc.	68,313	1,011
		72,984
Paper & Forest Products - 0.5%
Boise Cascade Corp.	58,856	1,993
Georgia-Pacific Group	199,380	5,778
International Paper Co.	398,281	16,501
Louisiana-Pacific Corp.	83,235	974
MeadWestvaco Corp.	178,040	5,227
Weyerhaeuser Co.	186,098	11,093
		41,566
TOTAL MATERIALS		243,432
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 4.1%
Diversified Telecommunication Services - 3.7%
ALLTEL Corp.	264,822	$ 13,109
AT&T Corp.	2,997,363	39,325
BellSouth Corp.	1,609,847	48,859
CenturyTel, Inc.	114,056	3,159
Citizens Communications Co.	214,609	1,989
Qwest Communications International, Inc.	1,430,096	7,193
SBC Communications, Inc.	2,833,832	88,019
Sprint Corp. - FON Group	752,675	11,930
Verizon Communications, Inc.	2,292,230	91,941
WorldCom, Inc. - WorldCom Group	2,519,106	6,245
		311,769
Wireless Telecommunication Services - 0.4%
AT&T Wireless Services, Inc. (a)	2,267,700	20,296
Nextel Communications, Inc. Class A (a)	680,530	3,750
Sprint Corp. - PCS Group Series 1 (a)	830,897	9,314
		33,360
TOTAL TELECOMMUNICATION SERVICES		345,129
UTILITIES - 3.3%
Electric Utilities - 2.3%
AES Corp. (a)	427,557	3,429
Allegheny Energy, Inc.	96,137	4,030
Ameren Corp.	107,277	4,480
American Electric Power Co., Inc.	285,416	13,072
Cinergy Corp.	123,363	4,383
CMS Energy Corp.	106,208	2,056
Consolidated Edison, Inc.	169,728	7,398
Constellation Energy Group, Inc.	146,447	4,675
Dominion Resources, Inc.	233,834	15,531
DTE Energy Co.	133,244	6,041
Edison International (a)	296,945	5,390
Entergy Corp.	199,463	9,255
Exelon Corp.	276,752	15,028
FirstEnergy Corp.	268,477	8,940
FPL Group, Inc.	152,339	9,672
PG&E Corp. (a)	313,578	7,369
Pinnacle West Capital Corp.	69,392	3,041
PPL Corp.	115,149	4,388
Progress Energy, Inc.	175,901	9,128
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Public Service Enterprise Group, Inc.	185,914	$ 8,617
Reliant Energy, Inc.	236,757	6,009
Southern Co.	568,545	16,118
TECO Energy, Inc.	140,000	3,898
TXU Corp.	237,489	12,924
Xcel Energy, Inc.	334,127	8,497
		193,369
Gas Utilities - 0.4%
El Paso Corp.	432,552	17,302
KeySpan Corp.	112,992	3,989
Kinder Morgan, Inc.	99,414	4,813
Nicor, Inc.	36,266	1,697
NiSource, Inc.	168,018	3,713
Peoples Energy Corp.	28,188	1,099
Sempra Energy	168,575	4,310
		36,923
Multi-Utilities - 0.6%
Calpine Corp. (a)	239,714	2,637
Duke Energy Corp.	718,102	27,525
Dynegy, Inc. Class A	283,864	5,110
Mirant Corp. (a)	367,863	4,444
Williams Companies, Inc.	449,601	8,587
		48,303
TOTAL UTILITIES		278,595
TOTAL COMMON STOCKS (Cost $7,348,631)		8,353,989
U.S. Treasury Obligations - 0.8%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.62% to 1.84% 5/2/02 to 7/18/02 (c) (Cost $64,702)	$ 64,831	64,704
Money Market Funds - 6.2%
	Shares	Value (Note 1) (000s)
Deutsche Daily Assets Fund Institutional, 2.08% (b) (Cost $523,113)	523,113,322	$ 523,113
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $7,936,446)		8,941,806
NET OTHER ASSETS - (6.2)%		(521,052)
NET ASSETS - 100%		$ 8,420,754
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
271 S&P 500 Index Contracts	June 2002	$ 72,980	$ (3,411)

The face value of futures purchased as a percentage of net assets - 0.9%
Legend
(a) Non-income producing
(b) The rate quoted is the daily rate of the fund at period end.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $7,749,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $863,506,000 and $314,869,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms were $61,000 for the period.
The fund participated in the security lending program during the period. At period end the fund received as collateral letters of credit valued at $7,885,000.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,089,000. The weighted average interest rate was 2.45%. Interest expense includes $3,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $11,309,000. The weighted average interest rate was 3.65%. Interest expense includes $6,000 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $7,956,686,000. Net unrealized appreciation aggregated $985,120,000, of which $2,383,100,000 related to appreciated investment securities and $1,397,980,000 related to depreciated investment securities.

At April 30, 2002, the fund had a capital loss carryforward of approximately $232,015,000 of which $56,191,000 and $175,824,000 will expire on April 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $492,098) (cost $7,936,446) - See accompanying schedule		$ 8,941,806
Receivable for fund shares sold		8,103
Dividends receivable		6,218
Redemption fees receivable		4
Receivable for daily variation on futures contracts		824
Other receivables		37
Total assets		8,956,992
Liabilities
Payable to custodian bank	$ 150
Payable for fund shares redeemed	11,603
Accrued management fee	229
Other payables and accrued expenses	1,143
Collateral on securities loaned, at value	523,113
Total liabilities		536,238
Net Assets		$ 8,420,754
Net Assets consist of:
Paid in capital		$ 7,649,232
Undistributed net investment income		31,169
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(261,596)
Net unrealized appreciation (depreciation) on investments		1,001,949
Net Assets, for 113,371 shares outstanding		$ 8,420,754
Net Asset Value, offering price and redemption price per share ($8,420,754 ÷ 113,371 shares)		$ 74.28

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2002
Investment Income
Dividends		$ 115,994
Interest		2,393
Security lending		2,719
Total income		121,106
Expenses
Management fee	$ 20,717
Transfer agent fees	11,628
Accounting and security lending fees	897
Non-interested trustees' compensation	26
Registration fees	270
Audit	78
Legal	42
Interest	9
Miscellaneous	64
Total expenses before reductions	33,731
Expense reductions	(17,281)	16,450
Net investment income (loss)		104,656
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(132,033)
Foreign currency transactions	2
Futures contracts	(4,120)
Total net realized gain (loss)		(136,151)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,174,354)
Futures contracts	(11,394)
Total change in net unrealized appreciation (depreciation)		(1,185,748)
Net gain (loss)		(1,321,899)
Net increase (decrease) in net assets resulting from operations		$ (1,217,243)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2002	Year ended April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 104,656	$ 100,154
Net realized gain (loss)	(136,151)	(62,349)
Change in net unrealized appreciation (depreciation)	(1,185,748)	(1,400,486)
Net increase (decrease) in net assets resulting from operations	(1,217,243)	(1,362,681)
Distributions to shareholders from net investment income	(103,394)	(100,264)
Share transactions Net proceeds from sales of shares	2,061,863	2,136,896
Reinvestment of distributions	95,165	93,238
Cost of shares redeemed	(1,648,319)	(1,605,080)
Net increase (decrease) in net assets resulting from share transactions	508,709	625,054
Redemption fees	542	765
Total increase (decrease) in net assets	(811,386)	(837,126)
Net Assets
Beginning of period	9,232,140	10,069,266
End of period (including undistributed net investment income of $31,169 and $29,971, respectively)	$ 8,420,754	$ 9,232,140
Other Information Shares
Sold	26,102	23,073
Issued in reinvestment of distributions	1,166	969
Redeemed	(21,051)	(17,523)
Net increase (decrease)	6,217	6,519

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 86.16	$ 100.06	$ 92.85	$ 78.74	$ 57.82
Income from Investment Operations
Net investment income (loss) B	.96	.96	1.07	1.05	1.11
Net realized and unrealized gain (loss)	(11.88)	(13.90)	8.02	15.52	21.92
Total from investment operations	(10.92)	(12.94)	9.09	16.57	23.03
Distributions from net investment income	(.96)	(.97)	(1.19)	(.79)	(.75)
Distributions from net realized gain	-	-	(.09)	(1.68)	(1.38)
Distributions in excess of net realized gain	-	-	(.61)	-	-
Total distributions	(.96)	(.97)	(1.89)	(2.47)	(2.13)
Redemption fees added to paid in capital B	-	.01	.01	.01	.02
Net asset value, end of period	$ 74.28	$ 86.16	$ 100.06	$ 92.85	$ 78.74
Total Return A	(12.77)%	(13.02)%	9.91%	21.68%	40.74%
Ratios to Average Net Assets C
Expenses before expense reductions	.39%	.38%	.38%	.40%	.45%
Expenses net of voluntary waivers, if any	.19%	.19%	.19%	.19%	.19%
Expenses net of all reductions	.19%	.19%	.19%	.19%	.19%
Net investment income (loss)	1.21%	1.02%	1.12%	1.30%	1.61%
Supplemental Data
Net assets, end of period (in millions)	$ 8,421	$ 9,232	$ 10,069	$ 8,668	$ 5,437
Portfolio turnover rate	4%	5%	8%	4%	6%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of April 30, 2002 undistributed net income and accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$ 31,153,000
Capital loss carryforwards	$ (232,015,000)

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 103,394,000

Annual Report

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee of .24% of the fund's average net assets.

Sub-Adviser and Security Lending Fees. FMR and the fund have entered into a sub-advisory agreement with Deutsche Asset Management Inc. (DAMI). DAMI is a registered investment advisor and a wholly-owned, indirect subsidiary of Deutsche Bank AG. DAMI receives a sub-advisory fee from FMR for providing discretionary investment advisory services to the fund.

The Fund has entered into a securities lending agreement with Bankers Trust Company (BTC), also a wholly-owned, indirect subsidiary of Deutsche Bank AG. BTC retains a portion of the annual revenues for providing securities lending services (effective January 1, 2002, BTC retains up to 20% of net income from securities lending. Prior to January 1, 2002, BTC retained up to 25% of net income). For the period, BTC retained $762,000.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the sub-adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .19% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $17,255,000.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $14,000 and $12,000, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Spartan 500 Index. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan 500 Index (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Phillip L. Bullen (42)

Year of Election or Appointment: 2001

Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Bond Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), and President and a Director of Fidelity Management & Research (Far East) Inc. (2001). Before joining Fidelity, Mr. Bullen was President, Chief Investment Officer, and a founding partner for Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1977-1997).

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of Spartan 500 Index. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Spartan 500 Index. She also serves as Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

John H. Costello (55)
Year of Election or Appointment: 1986 Assistant Treasurer of Spartan 500 Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan 500 Index. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 2000

Assistant Treasurer of Spartan 500 Index. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% and 97% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.00
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.00
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.00
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.00
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.00
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.00
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.00
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.00
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.00
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.00
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.00
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.00
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.00
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	3,896,222,532.62	86.224
Against	281,098,275.29	6.221
Abstain	248,490,798.94	5.499
Broker Non-Votes	92,917,147.84	2.056
TOTAL	4,518,728,754.69	100.00
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	3,861,607,602.77	85.458
Against	315,063,977.13	6.972
Abstain	249,140,026.95	5.514
Broker Non-Votes	92,917,147.84	2.056
TOTAL	4,518,728,754.69	100.00

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
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Fidelity®

Small Cap Retirement

Fund

Annual Report

April 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

April's weak stock market performance dragged the majority of broad-based, large-capitalization equity indexes into negative territory through the first four months of 2002. However, small- and mid-cap value stocks rose above the tide based on their more attractive valuations and strong current earnings growth. April's equity woes proved beneficial for most fixed-income categories, particularly Treasury and government securities. Year to date, nearly every category of the bond market had positive returns.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity® Small Cap Retirement	22.87%	40.19%
Russell 2000®	6.68%	2.42%
Small Cap Funds Average	3.38%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 26, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,021 mutual funds. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended April 30, 2002	Past 1 year	Life of fund
Fidelity Small Cap Retirement	22.87%	23.64%
Russell 2000	6.68%	1.51%
Small Cap Funds Average	3.38%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

$10,000 Over 10 Years

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Small Cap Retirement Fund on September 26, 2000, when the fund started. As the chart shows, by April 30, 2002, the value of the investment would have grown to $14,019 - a 40.19% increase on the initial investment. For comparison, look at how the Russell 2000 Index, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,242 - a 2.42% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

With very few exceptions, U.S. equity indexes across the investment spectrum registered negative returns during the 12-month period ending April 30, 2002. Any positive momentum generated in investors' favor during the past year was quickly halted by any one of a number of detrimental events, including terrorism, war, recession and accounting scandals, to name a few. While stocks took more than their fair share of lumps during the past 12 months, it's arguable that the damage could have been much worse. Against the aforementioned backdrop, the value-oriented, blue chip proxy Dow Jones Industrial AverageSM declined 5.66%, the large-cap weighted, Standard & Poor's 500SM Index fell 12.63%, and the growth-oriented, tech-heavy NASDAQ Composite® Index tumbled 19.98%. Small-cap stocks - as represented by the Russell 2000® Index - managed to overcome the volatile market environment. Their low valuations and attractive earnings relative to their larger-cap brethren were attractive to investors, and helped the Russell index gain 6.68% during the past 12 months. Stocks across the board enjoyed better performance in the second half of the period than in the first, as two consecutive quarters of solid growth in gross domestic product signaled an end to the recession, which proved to be one of the mildest on record.

(Portfolio Manager photograph)
An interview with Jamie Harmon, Portfolio Manager of Fidelity Small Cap Retirement Fund

Q. How did the fund perform, Jamie?

A. The fund did very well. For the 12-month period that ended April 30, 2002, the fund returned 22.87%. This compared favorably with the performance of the Russell 2000 Index, which returned 6.68%, and the small cap funds average, which returned 3.38% according to Lipper Inc.

Q. How did the fund achieve such strong performance during the past year?

A. Individual stock selection was the primary contributor to the fund's outperformance of its benchmark and peer average during the past 12 months. Compared to the Russell index, the fund was overweighted in small-cap health care stocks, which unlike large-cap drug stocks were among the strongest performers in the market as investors recognized the relative stability of health care companies in an economic slowdown. The fund also invested in a smaller proportion of volatile growth stocks - including technology issues - focusing instead on companies with relatively stable earnings and good prospects for earnings growth. The fund outperformed its Lipper peer group for similar reasons.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy during the period?

A. I looked for undervalued growth franchises, turnaround situations and themes such as education and security. Last year, I was able to find a number of terrific companies trading at low prices. Many of these companies were business education-related, an area I felt was attractive because they could realize economies of scale; it's just as easy and costs the same to teach a class of 2 or 20. Also, this business is counter-cyclical. In a slowing economy, workers tend to go to school to upgrade their skills to increase their value to their companies and remain employed. Two examples were Corinthian Colleges and Career Education. I also focused on undervalued companies in the security field, including defense contractors and corporate security companies, because I believed they were stable businesses and their stock prices were cheap. Security-related names helped the fund hold up very well in the wake of September 11, and I was proud to own shares in companies that were providing solutions to overwhelming new problems facing our nation. Throughout the period, I also emphasized turnaround stocks, believing that they had upside potential as they improved their operations regardless of the economic environment. Restoration Hardware, one of the fund's top holdings as of the end of the period, was a good turnaround stock.

Q. Which other stocks helped the fund's performance during the period?

A. Kroll is a security-related company that was a solid performer. I owned a large position in the stock because it was a good turnaround story, and it delivered good performance after September 11 as demand for its security-related products and services skyrocketed. Engineered Support Systems designs and manufacturers ground-support equipment for the U.S. military. Demand for its products increased after September 11 and its stock has performed very well. The well-publicized increase in bankruptcies benefited FTI Consulting, which helps companies nearing or in bankruptcy. This holding was a strong performer during the period and I sold it to lock in profits.

Q. Which stocks detracted from performance?

A. National-Oilwell manufactures rigs and components for rigs used in natural gas exploration. As natural gas prices dropped, demand for its products declined, its business slowed and its stock price fell. Black Box, a distributor of networking equipment, was hurt by the slowdown in Internet and telecommunications-related capital spend-ing following a massive correction in tech-nology stocks. SmartForce, the leader in distance-learning software, was hurt by corporate cutbacks on technology-related spending during the period.

Q. What's your outlook, Jamie?

A. I'm optimistic about the outlook for small-cap stocks. They performed quite well versus large-caps in 2001 and so far in 2002, and I think they could continue to do so going forward. Small-caps are priced cheaper than large-caps, have achieved better earnings growth and are not as closely followed by Wall Street. Because the fund holds over 200 stocks, I have to be knowledgeable about a broad spectrum of industries and the opportunities they offer. I'll continue to focus on bottom-up company research while keeping a long-term perspective, and will focus on finding good companies at reasonable prices, rather than getting caught up in predicting future economic conditions. That's my goal in any market environment.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Fund number: 384

Trading symbol: FSCRX

Start date: September 26, 2000

Size: as of April 30, 2002, more than $57 million

Manager: Jamie Harmon, since inception; manager, Fidelity Small Cap Independence Fund, since 2001; Fidelity Select Biotechnology Portfolio, 1997-1998; joined Fidelity in 1995

3

Jamie Harmon on trying to find the best growth opportunities in small-cap stocks:

"The challenge and the opportunity in managing a small-cap stock fund are represented by the breadth and type of companies in the U.S. small-cap universe. Rather than dealing with a limited number of household names, a small-cap fund manager looks for companies that provide new products and services that are not yet familiar. For example, most people have heard of Wal-Mart, but fewer know of Restoration Hardware. Many people may be familiar with Aetna, but know less about Hanger Orthopedics.

"The opportunity in small caps is in finding the hidden gems, where the market may overlook a company on its way up. For me, the key to finding great companies is Fidelity's internal small-cap research department, which focuses exclusively on small-cap stocks. These investment professionals present new ideas to me and also follow up on my own research, including traditional financial analysis, computer-based quantitative analysis, identifying emerging themes and just plain common sense. Together, we look for companies that have strong niches, good managements and new products, combing the universe of thousands of U.S. small-cap stocks to find the winners that others may have overlooked."

Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	2.9	2.8
AmeriPath, Inc.	2.1	1.9
Alpharma, Inc. Class A	2.0	0.0
Caremark Rx, Inc.	1.9	2.0
Philadelphia Consolidated Holding Corp.	1.9	1.7
DaVita, Inc.	1.7	1.4
Black Box Corp.	1.7	0.6
Renal Care Group, Inc.	1.6	1.9
Restoration Hardware, Inc.	1.6	0.7
Computer Sciences Corp.	1.5	0.9
	18.9
Top Five Market Sectors as of April 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	23.2	27.9
Information Technology	18.6	16.5
Consumer Discretionary	14.4	5.5
Industrials	13.8	23.7
Financials	7.7	8.4
Asset Allocation (% of fund's net assets)
As of April 30, 2002*		As of October 31, 2001**
	Stocks 86.1%		Stocks 94.6%
	Short-Term Investments and Net Other Assets 13.9%		Short-Term Investments and Net Other Assets 5.4%
* Foreign investments	1.9%	** Foreign investments	1.4%

Annual Report

Investments April 30, 2002

Showing Percentage of Net Assets

Common Stocks - 86.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 1.2%
Aftermarket Technology Corp. (a)	2,500	$ 57,375
Keystone Automotive Industries, Inc. (a)	26,008	507,676
Superior Industries International, Inc.	2,800	144,396
		709,447
Hotels, Restaurants & Leisure - 2.8%
AFC Enterprises, Inc. (a)	9,000	302,670
Ambassadors Group, Inc. (a)	11,950	179,848
Applebee's International, Inc.	8,840	345,114
Aztar Corp. (a)	3,300	76,791
CEC Entertainment, Inc. (a)	1,980	91,476
IHOP Corp. (a)	4,330	157,396
Outback Steakhouse, Inc. (a)	12,850	450,650
		1,603,945
Household Durables - 0.2%
Champion Enterprises, Inc. (a)	6,000	49,800
Fleetwood Enterprises, Inc.	4,600	49,082
		98,882
Internet & Catalog Retail - 0.2%
Insight Enterprises, Inc. (a)	4,100	107,010
Leisure Equipment & Products - 0.0%
K2, Inc. (a)	2,500	20,500
Media - 1.9%
Cablevision Systems Corp. - Rainbow Media Group (a)	4,810	106,301
Harte-Hanks, Inc.	4,400	141,328
Interactive Data Corp. (a)	7,600	132,620
John Wiley & Sons, Inc. Class A	3,200	85,120
Journal Register Co. (a)	6,500	140,725
Macrovision Corp. (a)	4,530	100,702
Pixar (a)	8,600	347,440
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,590	20,877
		1,075,113
Multiline Retail - 0.2%
Saks, Inc. (a)	6,150	91,451
Specialty Retail - 6.2%
Christopher & Banks Corp. (a)	22,500	836,325
Copart, Inc. (a)	8,200	126,198
Payless ShoeSource, Inc. (a)	7,400	433,196
PC Connection, Inc. (a)	17,100	169,290
PETsMART, Inc. (a)	26,900	404,038
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Regis Corp.	12,060	$ 362,524
Restoration Hardware, Inc. (a)	75,840	902,496
Ross Stores, Inc.	7,200	292,392
Whitehall Jewellers, Inc. (a)	2,400	47,280
		3,573,739
Textiles, Apparel & Lux. Goods - 1.7%
Columbia Sportswear Co. (a)	3,700	139,860
K-Swiss, Inc. Class A	12,780	584,941
Kenneth Cole Productions, Inc. Class A (a)	9,964	269,028
		993,829
TOTAL CONSUMER DISCRETIONARY		8,273,916
CONSUMER STAPLES - 2.1%
Food & Drug Retailing - 0.3%
Whole Foods Market, Inc. (a)	500	23,380
Wild Oats Markets, Inc. (a)	14,130	155,147
		178,527
Food Products - 0.1%
Aurora Foods, Inc. (a)	5,500	32,670
Personal Products - 1.7%
Herbalife International, Inc.:
Class A	14,710	280,226
Class B (non-vtg.)	15,370	291,876
Nature's Sunshine Products, Inc.	16,890	184,253
NBTY, Inc. (a)	14,660	251,859
		1,008,214
TOTAL CONSUMER STAPLES		1,219,411
ENERGY - 4.7%
Energy Equipment & Services - 4.1%
Carbo Ceramics, Inc.	12,300	463,464
Helmerich & Payne, Inc.	3,400	140,114
Horizon Offshore, Inc. (a)	5,900	58,410
National-Oilwell, Inc. (a)	4,420	117,439
Patterson-UTI Energy, Inc. (a)	3,800	121,600
RPC, Inc.	3,300	51,777
Superior Energy Services, Inc. (a)	13,400	149,544
Tidewater, Inc.	2,600	113,100
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Universal Compression Holdings, Inc. (a)	26,376	$ 647,531
Varco International, Inc. (a)	7,600	155,724
W-H Energy Services, Inc. (a)	12,550	323,163
		2,341,866
Oil & Gas - 0.6%
3Tec Energy Corp. (a)	3,100	55,397
Prima Energy Corp. (a)	4,500	112,055
Spinnaker Exploration Co. (a)	4,580	196,253
		363,705
TOTAL ENERGY		2,705,571
FINANCIALS - 7.7%
Banks - 0.3%
Commerce Bancorp, Inc., New Jersey	3,108	153,504
Diversified Financials - 0.8%
Gabelli Asset Management, Inc. Class A (a)	3,500	136,500
Instinet Group, Inc.	15,700	109,602
Waddell & Reed Financial, Inc. Class A	9,800	252,350
		498,452
Insurance - 3.7%
Berkshire Hathaway, Inc. Class B (a)	214	520,662
Clark/Bardes, Inc. (a)	2,712	64,003
IPC Holdings Ltd.	6,756	230,380
Philadelphia Consolidated Holding Corp. (a)	25,215	1,076,681
Protective Life Corp.	1,800	57,348
RenaissanceRe Holdings Ltd.	1,600	187,520
		2,136,594
Real Estate - 2.9%
Corrections Corp. of America (a)	96,078	1,657,336
TOTAL FINANCIALS		4,445,886
HEALTH CARE - 23.2%
Biotechnology - 0.5%
BioMarin Pharmaceutical, Inc. (a)	6,010	36,240
Embrex, Inc. (a)	12,709	284,046
		320,286
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.9%
Arrow International, Inc.	3,100	$ 147,095
DENTSPLY International, Inc.	7,255	287,806
Osteotech, Inc. (a)	15,853	126,824
Respironics, Inc. (a)	12,580	412,498
Young Innovations, Inc. (a)	4,045	98,532
		1,072,755
Health Care Providers & Services - 18.5%
AmeriPath, Inc. (a)	43,880	1,184,760
AmSurg Corp. (a)	12,225	354,525
Anthem, Inc.	9,480	646,536
Caremark Rx, Inc. (a)	50,700	1,090,050
Carriage Services, Inc. Class A (a)	8,520	37,999
Corvel Corp. (a)	16,084	532,863
D & K Healthcare Resources, Inc.	1,680	58,128
DaVita, Inc. (a)	38,420	995,846
First Health Group Corp. (a)	24,790	718,910
Hanger Orthopedic Group, Inc. (a)	49,720	708,510
Henry Schein, Inc. (a)	7,350	349,787
Manor Care, Inc. (a)	18,500	474,340
National Healthcare Corp. (a)	5,460	96,915
Pediatric Services of America, Inc. (a)	13,900	144,560
PSS World Medical, Inc. (a)	60,710	601,029
Renal Care Group, Inc. (a)	26,410	937,555
Trigon Healthcare, Inc. (a)	5,950	598,927
U.S. Physical Therapy, Inc. (a)	30,671	546,251
Universal Health Services, Inc. Class B (a)	12,500	581,875
		10,659,366
Pharmaceuticals - 2.3%
Alpharma, Inc. Class A	67,786	1,159,141
InKine Pharmaceutical, Inc. (a)	11,800	17,582
KV Pharmaceutical Co. Class A (a)	5,000	143,750
		1,320,473
TOTAL HEALTH CARE		13,372,880
INDUSTRIALS - 13.8%
Aerospace & Defense - 2.7%
BE Aerospace, Inc. (a)	9,362	121,706
Engineered Support Systems, Inc.	11,200	553,280
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
Mercury Computer Systems, Inc. (a)	24,640	$ 713,328
United Defense Industries, Inc.	5,500	149,600
		1,537,914
Air Freight & Logistics - 0.3%
UTI Worldwide, Inc.	7,130	142,600
Airlines - 1.8%
Alaska Air Group, Inc. (a)	6,130	187,762
America West Holding Corp. Class B (a)	17,400	67,686
Continental Airlines, Inc. Class B (a)	5,060	131,560
Frontier Airlines, Inc. (a)	28,712	443,600
UAL Corp.	13,490	190,074
		1,020,682
Building Products - 0.1%
Aaon, Inc. (a)	2,600	81,896
Commercial Services & Supplies - 6.0%
Ambassadors International, Inc. (a)	8,750	78,575
Century Business Services, Inc. (a)	13,400	52,260
Cornell Companies, Inc. (a)	14,520	188,760
CSG Systems International, Inc. (a)	11,400	298,908
DeVry, Inc. (a)	4,350	115,232
General Binding Corp. (a)	5,550	100,233
Healthcare Services Group (a)	3,920	56,644
Kroll, Inc. (a)	32,942	610,745
Learning Tree International, Inc. (a)	18,670	451,814
Mail-Well, Inc. (a)	47,350	296,411
Unifirst Corp.	25,850	702,086
Valassis Communications, Inc. (a)	11,400	426,246
Wackenhut Corrections Corp. (a)	6,840	103,626
		3,481,540
Construction & Engineering - 0.4%
Dycom Industries, Inc. (a)	16,640	251,763
Electrical Equipment - 0.8%
Acuity Brands, Inc.	13,700	254,135
Genlyte Group, Inc. (a)	4,400	192,852
		446,987
Machinery - 1.7%
CLARCOR, Inc.	10,700	345,610
Dionex Corp. (a)	1,900	46,797
Donaldson Co., Inc.	7,350	317,153
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Graco, Inc.	3,100	$ 138,756
Lincoln Electric Holdings, Inc.	1,800	51,120
Quixote Corp.	4,382	85,230
		984,666
TOTAL INDUSTRIALS		7,948,048
INFORMATION TECHNOLOGY - 18.6%
Communications Equipment - 3.5%
Adtran, Inc. (a)	5,130	127,532
Aspect Communications Corp. (a)	39,400	188,726
Black Box Corp. (a)	20,920	978,847
Ditech Communications Corp. (a)	27,300	83,238
Plantronics, Inc. (a)	29,360	618,322
ViaSat, Inc. (a)	1,130	12,012
		2,008,677
Computers & Peripherals - 0.5%
Gateway, Inc. (a)	29,800	163,304
InFocus Corp. (a)	8,200	106,108
		269,412
Electronic Equipment & Instruments - 2.0%
BEI Technologies, Inc.	2,100	41,181
Cognex Corp. (a)	8,660	213,469
Cohu, Inc.	5,900	165,259
ScanSource, Inc. (a)	4,500	301,770
Technitrol, Inc.	5,800	147,320
Vishay Intertechnology, Inc. (a)	12,950	284,771
		1,153,770
Internet Software & Services - 1.4%
Digitas, Inc. (a)	30,500	150,060
FTD.com, Inc. Class A (a)	16,210	98,071
INT Media Group, Inc. (a)	3,300	9,902
NetRatings, Inc. (a)	1,700	23,494
OneSource Information Services, Inc. (a)	1,700	11,152
SmartForce PLC sponsored ADR (a)	82,800	533,977
		826,656
IT Consulting & Services - 2.9%
American Management Systems, Inc. (a)	12,800	292,864
Cognizant Technology Solutions Corp. Class A (a)	2,730	128,310
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - continued
Computer Sciences Corp. (a)	18,980	$ 851,253
Forrester Research, Inc. (a)	6,700	122,275
Inforte Corp. (a)	6,330	75,264
Meta Group, Inc. (a)	11,150	21,185
New Horizons Worldwide, Inc. (a)	19,530	200,183
		1,691,334
Semiconductor Equipment & Products - 5.9%
Actel Corp. (a)	2,310	56,133
Entegris, Inc. (a)	12,497	196,828
Fairchild Semiconductor International, Inc. Class A (a)	5,260	141,704
GlobespanVirata, Inc. (a)	14,100	83,190
Helix Technology, Inc.	26,563	718,795
Hi/fn, Inc. (a)	10,000	106,000
Integrated Circuit Systems, Inc. (a)	2,900	57,710
Micrel, Inc. (a)	7,900	173,405
MKS Instruments, Inc. (a)	4,140	140,305
Mykrolis Corp.	46,190	680,841
Oak Technology, Inc. (a)	27,780	395,309
Omnivision Technologies, Inc. (a)	4,850	57,618
ON Semiconductor Corp. (a)	49,200	179,088
Pericom Semiconductor Corp. (a)	9,280	132,426
Therma-Wave, Inc. (a)	3,150	44,541
Xicor, Inc. (a)	19,870	198,700
		3,362,593
Software - 2.4%
Actuate Corp. (a)	19,900	112,435
EPIQ Systems, Inc. (a)	10,800	184,140
MapInfo Corp. (a)	26,105	287,938
MICROS Systems, Inc. (a)	2,120	59,360
Moldflow Corp. (a)	16,900	178,633
RadiSys Corp. (a)	6,672	97,878
Reynolds & Reynolds Co. Class A	3,700	107,152
TALX Corp.	19,600	319,480
The 3DO Co. (a)	61,800	43,872
		1,390,888
TOTAL INFORMATION TECHNOLOGY		10,703,330
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 1.6%
Chemicals - 0.5%
OM Group, Inc.	2,700	$ 180,225
Spartech Corp.	3,300	88,242
		268,467
Containers & Packaging - 1.1%
Pactiv Corp. (a)	30,670	633,949
TOTAL MATERIALS		902,416
TOTAL COMMON STOCKS (Cost $45,152,816)		49,571,458
Money Market Funds - 15.5%

Fidelity Cash Central Fund, 1.85% (b) (Cost $8,920,187)	8,920,187	8,920,187
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $54,073,003)		58,491,645
NET OTHER ASSETS - (1.6)%		(912,583)
NET ASSETS - 100%		$ 57,579,062
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $105,120,062 and $66,072,403, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,893 for the period.
Income Tax Information

At April 30, 2002, the aggregate cost of investment securities for income tax purposes was $54,457,784. Net unrealized appreciation aggregated $4,033,861, of which $5,786,038 related to appreciated investment securities and $1,752,177 related to depreciated investment securities.

The fund hereby designates approximately $2,900 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	April 30, 2002
Assets
Investment in securities, at value (including securities loaned of $188,806) (cost $54,073,003) - See accompanying schedule		$ 58,491,645
Receivable for investments sold		1,730,185
Receivable for fund shares sold		278,896
Dividends receivable		8,519
Interest receivable		11,587
Redemption fees receivable		374
Other receivables		25
Total assets		60,521,231
Liabilities
Payable to custodian bank	$ 54,296
Payable for investments purchased	2,530,520
Payable for fund shares redeemed	122,238
Accrued management fee	16,243
Other payables and accrued expenses	17,872
Collateral on securities loaned, at value	201,000
Total liabilities		2,942,169
Net Assets		$ 57,579,062
Net Assets consist of:
Paid in capital		$ 52,293,089
Undistributed net investment income		2,370
Accumulated undistributed net realized gain (loss) on investments		864,961
Net unrealized appreciation (depreciation) on investments		4,418,642
Net Assets, for 4,127,247 shares outstanding		$ 57,579,062
Net Asset Value, offering price and redemption price per share ($57,579,062 ÷ 4,127,247 shares)		$13.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended April 30, 2002
Investment Income
Dividends		$ 34,210
Interest		60,094
Security lending		36
Total income		94,340
Expenses
Management fee Basic fee	$ 154,033
Performance adjustment	11,901
Transfer agent fees	68,464
Accounting and security lending fees	60,274
Non-interested trustees' compensation	58
Custodian fees and expenses	57,601
Registration fees	30,530
Audit	18,580
Legal	47
Miscellaneous	100
Total expenses before reductions	401,588
Expense reductions	(207,106)	194,482
Net investment income (loss)		(100,142)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		1,134,978
Change in net unrealized appreciation (depreciation) on investment securities		3,854,454
Net gain (loss)		4,989,432
Net increase (decrease) in net assets resulting from operations		$ 4,889,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended April 30, 2002	September 26, 2000 (commencement of operations) to April 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (100,142)	$ (2,325)
Net realized gain (loss)	1,134,978	(128,803)
Change in net unrealized appreciation (depreciation)	3,854,454	564,188
Net increase (decrease) in net assets resulting from operations	4,889,290	433,060
Distributions to shareholders from net realized gain	(36,378)	-
Share transactions Net proceeds from sales of shares	55,937,183	5,666,993
Reinvestment of distributions	36,378	-
Cost of shares redeemed	(9,002,102)	(395,771)
Net increase (decrease) in net assets resulting from share transactions	46,971,459	5,271,222
Redemption fees	46,247	4,162
Total increase (decrease) in net assets	51,870,618	5,708,444
Net Assets
Beginning of period	5,708,444	-
End of period (including undistributed net investment income of $2,370 and $0, respectively)	$ 57,579,062	$ 5,708,444
Other Information Shares
Sold	4,351,137	537,891
Issued in reinvestment of distributions	3,006	-
Redeemed	(727,121)	(37,666)
Net increase (decrease)	3,627,022	500,225

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2002	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.01)
Net realized and unrealized gain (loss)	2.63	1.40
Total from investment operations	2.57	1.39
Distributions from net realized gain	(.06)	-
Redemption fees added to paid in capital D	.03	.02
Net asset value, end of period	$ 13.95	$ 11.41
Total Return B, C	22.87%	14.10%
Ratios to Average Net Assets F
Expenses before expense reductions	1.91%	7.54% A
Expenses net of voluntary waivers, if any	1.05%	1.05% A
Expenses net of all reductions	.92%	.93% A
Net investment income (loss)	(.48)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,579	$ 5,708
Portfolio turnover rate	338%	820% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 26, 2000 (commencement of operations) to April 30, 2001.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2002

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income,which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of April 30, 2002 undistributed net income on a tax basis was as follows:

Undistributed ordinary income	$ 1,266,478

The tax character of distributions paid during the year was as follows:

Ordinary income	$ 36,378

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. The fund's performance adjustment took effect in September, 2001. Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate, including the performance adjustment, was .79% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .33% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees - continued

lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $58,967 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $180,302.

Certain security trades were directed to brokers who paid $26,755 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $49.

Annual Report

7. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

8. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 12% of the total outstanding shares of the fund and one unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the fund.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the portfolio of investments, as of April 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period September 26, 2000 (commencement of operations) to April 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2002, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period September 26, 2000 (commencement of operations) to April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
June 7, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 201 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1974

President of Small Cap Retirement. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Retirement. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990

Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southhampton Hospital in Southhampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987

Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc., and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (69)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board Member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,
Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Name, Age; Principal Occupation
William S. Stavropoulos (63)

Year of Election or Appointment: 2002

Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Executive Officers:

Correspondence intended for each executive officer may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Eric D. Roiter (53)

Year of Election or Appointment: 2000

Secretary of Small Cap Retirement. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of Small Cap Retirement. She also serves as Treasurer of other Fidelity Funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Name, Age; Principal Occupation
John H. Costello (55)
Year of Election or Appointment: 2000 Assistant Treasurer of Small Cap Retirement. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Small Cap Retirement. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (44)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Retirement. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Retirement Fund voted to pay on June 10, 2002, to shareholders of record at the opening of business on June 7, 2002, a distribution of $.29 per share derived from capital gains realized from sales of portfolio securities.

The fund designates 3% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 15, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,406,579,525.73	89.430
Against	432,470,057.80	3.715
Abstain	581,492,623.23	4.998
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.00
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	10,136,557,826.73	87.109
Against	703,141,418.42	6.043
Abstain	580,842,961.61	4.991
Broker Non-Votes	216,036,849.71	1.857
TOTAL	11,636,579,056.47	100.00
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	11,238,210,583.53	96.577
Withheld	398,368,472.94	3.423
TOTAL	11,636,579,056.47	100.00
Ralph F. Cox
Affirmative	11,224,810,471.86	96.461
Withheld	411,768,584.61	3.539
TOTAL	11,636,579,056.47	100.00
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	11,217,187,587.41	96.396
Withheld	419,391,469.06	3.604
TOTAL	11,636,579,056.47	100.00
Robert M. Gates
Affirmative	11,230,947,057.33	96.514
Withheld	405,631,999.14	3.486
TOTAL	11,636,579,056.47	100.00
Abigail P. Johnson
Affirmative	11,222,837,319.58	96.444
Withheld	413,741,736.89	3.556
TOTAL	11,636,579,056.47	100.00
Edward C. Johnson 3d
Affirmative	11,224,792,313.73	96.461
Withheld	411,786,742.74	3.539
TOTAL	11,636,579,056.47	100.00
Donald J. Kirk
Affirmative	11,236,579,119.05	96.563
Withheld	399,999,937.42	3.437
TOTAL	11,636,579,056.47	100.00
Marie L. Knowles
Affirmative	11,234,562,171.49	96.545
Withheld	402,016,884.98	3.455
TOTAL	11,636,579,056.47	100.00
Ned C. Lautenbach
Affirmative	11,244,906,242.72	96.634
Withheld	391,672,813.75	3.366
TOTAL	11,636,579,056.47	100.00
Peter S. Lynch
Affirmative	11,244,673,562.38	96.632
Withheld	391,905,494.09	3.368
TOTAL	11,636,579,056.47	100.00
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	11,232,431,298.94	96.527
Withheld	404,147,757.53	3.473
TOTAL	11,636,579,056.47	100.00
William O. McCoy
Affirmative	11,236,316,224.47	96.560
Withheld	400,262,832.00	3.440
TOTAL	11,636,579,056.47	100.00
William S. Stavropoulos
Affirmative	11,218,336,520.87	96.406
Withheld	418,242,535.60	3.594
TOTAL	11,636,579,056.47	100.00
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	20,076,640.70	89.788
Against	1,334,962.61	5.971
Abstain	948,372.19	4.241
TOTAL	22,359,975.50	100.00

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

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Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

SMR-ANN-0602 156957
1.757239.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com